united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

[Amended N-CSR filing to include the sub-advisory agreement not contained in previous filing.]

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2022

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report	June 30, 2022

Eventide Core Bond Fund

Eventide Dividend Opportunities Fund

Eventide Exponential Technologies Fund

Eventide Gilead Fund

Eventide Healthcare & Life Sciences Fund

Eventide Limited-Term Bond Fund

Eventide Multi-Asset Income Fund

Eventide Asset Management, LLC
One International Place, Suite 4210
Boston, MA 02110
1-877-771-3836

Annual Shareholder Letter 2022 (Unaudited)

Preamble

At Eventide, it is our strong conviction that high-quality companies that excel at creating value for others and trade at a discount to intrinsic value offer superior long-term risk-adjusted returns. We call this our investment philosophy because it is the thesis that drives our actions. We developed this philosophy through thorough historical research and a deep understanding of how financial markets function over long periods of time.

The purpose of our written philosophy is to both form our process and hold our actions accountable. Our actions have to remain consistent with our philosophy. If we are ever inclined to act in a way that is inconsistent with our philosophy, we have to ask, do we no longer believe the thesis?

We have experienced a number of testing points over the last twelve months. Rising inflation, rising interest rates, the ongoing war in Ukraine and continued supply chain disruptions have each contributed to fearful responses from investors, leading much of the market to sell out of companies with long-term resilient qualities and gravitate to stocks that quantifiably appear to be safer in the short-term. On the other side of the same coin, fear of missing out has led a subset of investors to buy into short-lived manias in hopes of realizing a quick gain and selling out before the euphoria is brought back to reality.

A common adage in investing is to “be fearful when others are greedy and greedy when others are fearful.” I would contend that this adage is helpful because it gives you the confidence to deviate from the madness of crowds. But there is a better way to respond to fear than with greed. As Aristotle explains, there are two opposite vices for each virtue. Cowardice and rashness or fear and greed do not become virtues when confronted with the opposite vice. So, in a market environment dominated by fear, what posture should investors take if not one of greed?

As in any area of life, it is easy to remain committed to your beliefs when your actions are reinforced by immediate gratification. It’s not until you go through a season of testing, though, that you discover whether you have the overarching virtue that drives you to act consistently with your beliefs despite the lack of immediate reinforcement.

This overarching virtue is courage.

C.S. Lewis once wrote that “courage is not simply one of the virtues, but the form of every virtue at the testing point, which means at the point of highest reality.”1

Looking at the historical performance of our funds for numerous multi-year periods shows us that our thesis has been reinforced through times of fear and greed. Past results, however, do not guarantee future performance. If future performance was guaranteed, investors wouldn’t need courage.

1	C.S. Lewis, The Screwtape Letters (New York: HarperCollins, 2009), 161, Kindle.

During times of extreme volatility and future uncertainty, we ask ourselves if we still believe our investment philosophy, namely that high-quality companies that excel at creating value for others and trade at a discount to intrinsic value offer superior long-term risk-adjusted returns.

The answer is an emphatic yes. Our portfolio team is actively considering the shifts taking place in the macro environment and projecting the potential headwinds and tailwinds to each of the companies within our portfolios and prospective companies in the investable universe. We then ask, Does this company still meet our rigorous financial and qualitative standards of being “high-quality”? Do we believe this company will still excel at creating value for others? If the answers to those first two questions remain positive, a fear-driven market often reveals great opportunities to invest in companies that meet the third requirement—the stock trading at a discount to intrinsic value.

In this report, you’ll find our assessments of how each of our funds performed over the past twelve months, including detail on our understanding of the impetus for outperformance in some instances and underperformance in others. Some of the companies’ fundamentals have indeed been hampered by the daunting macroeconomic factors, but many companies have suffered stock sell-offs as a result of fearful investing behavior rather than any underlying change in fundamentals. As an active investment manager, we are actively discerning between the factors that will impact the performance of the companies in our portfolios over the next 3, 5, and 10 years and adding to positions or reallocating based on our own convictions, even if those convictions are currently out of favor.

We seek to remain courageously committed to our philosophy-driven process when others are fearful or greedy.

Fund Returns as of 6/30/2022
Eventide Core Bond Fund	YTD	3-month	1-year	3-year	5-year	10-year	Inception	Inception Date
Class I	-11.01	-5.15	-11.51	—	—	—	-7.29	07/31/2020
Class A without load	-11.28	-5.30	-11.91	—	—	—	-7.53	07/31/2020
Class A with 5.75% load	-16.41	-10.78	-16.95	—	—	—	-10.34	07/31/2020
Class C	-11.46	-5.37	-12.37	—	—	—	-8.14	07/31/2020
Class N	-11.20	-5.20	-11.69	—	—	—	-7.46	07/31/2020
Benchmark
Bloomberg U.S. Aggregate Bond Index	-10.35	-4.69	-10.29	—	—	—	-6.41	07/31/2020

Eventide Dividend Opportunities Fund
Class I	-23.47	-14.42	-12.72	11.19	—	—	8.58	09/29/2017
Class A without load	-23.53	-14.49	-12.88	10.97	—	—	8.32	09/29/2017
Class A with 5.75% load	-27.94	-19.40	-17.90	8.81	—	—	6.98	09/29/2017
Class C	-23.84	-14.63	-13.57	10.08	—	—	7.52	09/29/2017
Class N	-23.51	-14.47	-12.90	10.98	—	—	8.37	09/29/2017
Benchmarks
Russell Midcap Value Index	-16.23	-14.68	-10.00	6.70	—	—	6.13	09/29/2017
Russell Midcap Core Total Return Index	-21.57	-16.85	-17.30	6.59	—	—	7.62	09/29/2017

Fund Returns (Continued) as of 6/30/2022
Eventide Exponential Technologies Fund	YTD	3-month	1-year	3-year	5-year	10-year	Inception	Inception Date
Class I	-39.16	-28.11	-41.86	—	—	—	5.49	06/30/2020
Class A without load	-39.18	-28.09	-41.95	—	—	—	5.30	06/30/2020
Class A with 5.75% load	-42.68	-32.24	-45.27	—	—	—	2.23	06/30/2020
Class C	-39.43	-28.25	-42.43	—	—	—	4.54	06/30/2020
Class N	-39.23	-28.16	-42.00	—	—	—	5.25	06/30/2020
Benchmarks
S&P 500 Total Return Index	-19.96	-16.10	-10.62	—	—	—	12.18	06/30/2020
S&P North American Technology Sector Industry Index	-32.04	-23.60	-26.03	—	—	—	3.95	06/30/2020

Eventide Gilead Fund	YTD	3-month	1-year	3-year	5-year	10-year	Inception	Inception Date
Class I	-33.03	-20.06	-32.52	5.69	11.71	14.72	13.93	02/02/2010
Class A without load	-33.11	-20.11	-32.67	5.45	11.44	14.44	14.94	10/28/2009
Class A with 5.75% load	-36.96	-24.70	-36.54	3.39	10.13	13.76	14.40	10/28/2009
Class C	-33.37	-20.27	-33.21	4.63	10.59	13.57	14.06	10/28/2009
Class N	-33.09	-20.09	-32.65	5.49	11.49	14.49	13.28	07/08/2008
Benchmarks
S&P 500 Total Return Index	-19.96	-16.10	-10.62	10.60	11.31	12.96	10.33	07/08/2008
Russell Midcap Growth Index	-31.00	-21.07	-29.57	4.25	8.88	11.50	9.60	07/08/2008

Eventide Healthcare & Life Sciences Fund
Class I	-34.67	-14.91	-35.73	-3.89	8.02	—	14.13	12/27/2012
Class A without load	-34.73	-14.95	-35.87	-4.11	7.74	—	13.84	12/27/2012
Class A with 5.75% load	-38.49	-19.83	-39.56	-5.99	6.47	—	13.13	12/27/2012
Class C	-35.00	-15.12	-36.38	-4.85	6.92	—	12.99	12/27/2012
Class N	-34.72	-14.94	-35.85	-4.08	7.80	—	13.91	12/27/2012
Benchmarks
S&P 500 Total Return Index	-19.96	-16.10	-10.62	10.60	11.31	—	13.05	12/27/2012
S&P Biotechnology Select Industry Index	-33.62	-17.49	-45.14	-5.31	-0.63	—	10.50	12/27/2012

Eventide Limited-Term Bond Fund
Class I	-5.35	-2.07	-6.02	-0.36	0.69	1.14	1.59	07/28/2010
Class A without load	-5.40	-2.08	-6.20	-0.58	0.45	1.37	1.94	07/28/2010
Class A with 5.75% load	-10.82	-7.71	-11.59	-2.54	-0.73	0.78	1.43	07/28/2010
Class C	-5.88	-2.37	-6.94	-1.37	—	—	0.01	12/14/2018
Class N	-5.48	-2.17	-6.26	-0.57	—	—	0.80	12/14/2018
Benchmarks
Bloomberg 1-5 Year Government/Credit Index	-4.55	-1.14	-5.20	0.12	1.08	1.18	1.40	07/28/2010
Bloomberg U.S. Intermediate Aggregate Bond Index	-7.48	-2.94	-7.91	-0.60	0.88	1.38	1.86	07/28/2010

Fund Returns (Continued) as of 6/30/2022
Eventide Multi-Asset Income Fund	YTD	3-month	1-year	3-year	5-year	10-year	Inception	Inception Date
Class I	-15.68	-9.23	-9.46	7.27	5.78	—	6.37	07/15/2015
Class A without load	-15.83	-9.27	-9.55	7.10	5.57	—	6.14	07/15/2015
Class A with 5.75% load	-20.68	-14.49	-14.76	5.02	4.33	—	5.24	07/15/2015
Class C	-16.11	-9.43	-10.33	6.23	4.75	—	5.32	07/15/2015
Class N	-15.77	-9.21	-9.58	7.06	5.58	—	6.16	07/15/2015
Benchmark
Multi-Asset Income Blended Index	-11.79	-8.86	-8.67	3.68	4.08	—	4.53	07/15/2015

Expenses and Disclosures

Performance is historical and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Investors cannot directly invest in an index, and unmanaged index returns do not reflect any fees, expenses, or sales charges. The volatility of an index may be materially different than that of the Fund, and investors should not expect the Fund to achieve the same results as a listed index. Performance data current to the most recent month-end may be obtained by calling 1-877-771-EVEN (3836).

Expense ratios are from the Funds’ Prospectus dated 11/1/2021.

Eventide Core Bond Fund

Expenses: Class I, Gross Expenses 0.69%, Net Expenses 0.58%; Class A, Gross Expenses 0.94%, Net Expenses 0.83%; Class C, Gross Expenses 1.69%, Net Expenses 1.58%; Class N, Gross Expenses 0.89%, Net Expenses 0.78%. The adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2022. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage backed securities, asset-backed securities and collateralized mortgage-backed securities. The benchmark is not an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Dividend Opportunities Fund

Expenses: Class I, Gross Expenses 0.99%, Net Expenses 0.95%; Class A, Gross Expenses 1.24%, Net Expenses 1.20%; Class C, Gross Expenses 1.99%, Net Expenses 1.95%; Class N, Gross Expenses 1.19%, Net Expenses 1.15%. The adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2022. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Russell Midcap Value Index measures the performance of the U.S. equity mid-cap value segment. The Russell Midcap Core Total Return Index measures the performance of the mid-cap segment of the U.S. equity universe. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Exponential Technologies Fund

Expenses: Class I, Gross Expenses 1.53%, Net Expenses 1.43%; Class A, Gross Expenses 1.78%, Net Expenses 1.68%; Class C, Gross Expenses 2.53%, Net Expenses 2.43%; Class N, Gross Expenses 1.73%, Net Expenses 1.63%. The adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2022. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class

A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The S&P North American Technology Sector Industry Index represents U.S. securities classified under the GICS® information technology sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-industries. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Gilead Fund

Total annual fund operating expenses: Class I: 1.11%; Class A: 1.36%; Class C: 2.11%; Class N: 1.31%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Fund’s share classes have different inception dates. Class N has an inception date of 07/08/2008. Class A and Class C have an inception date of 10/28/2009. Class I has an inception date of 02/02/2010. The indices assume an inception date of 07/08/2008. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Russell Midcap Growth Index measures the performance of the U.S. equity mid-cap growth segment. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Healthcare & Life Sciences Fund

Total annual fund operating expenses: Class I: 1.29%; Class A: 1.54%; Class C: 2.29%; Class N: 1.49%. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Limited-Term Bond Fund

Expenses: Class I, Gross Expenses 0.66%, Net Expenses 0.55%; Class A, Gross Expenses 0.91%, Net Expenses 0.80%; Class C, Gross Expenses 1.66%, Net Expenses 1.55%; Class N, Gross Expenses 0.86%, Net Expenses 0.75%. The adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2022. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Fund acquired the assets and liabilities of the Epiphany FFV Strategic Income Fund (“Predecessor Fund”) on 12/14/2018. The Predecessor Fund’s Class A shares were reclassified from Class N shares on 06/01/2015 and its Class I shares were reclassified from Class C shares on 05/30/2017, and the fee structure was different. The Fund’s share classes have different inception dates. Annualized since inception returns assume the Predecessor Fund’s inception date of 07/28/2010 unless otherwise noted. The Bloomberg 1-5 Year Government/Credit Index includes investment grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S.-traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Neither benchmark is an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Eventide Multi-Asset Income Fund

Expenses: Class I, Gross Expenses 0.85%, Net Expenses 0.82%; Class A, Gross Expenses 1.10%, Net Expenses 1.07%; Class C, Gross Expenses 1.85%, Net Expenses 1.82%; Class N, Gross Expenses 1.05%, Net Expenses 1.02%. The adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund through 10/31/2022. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Class A is subject to a maximum sales charge of 5.75% and a maximum deferred sales charge of 1.00%. The Multi-Asset Income Blended

Index is a proprietary Eventide benchmark composed of 50% Russell Midcap Value Index and 50% Bloomberg U.S. Intermediate Aggregate Bond Index. The Russell Midcap Value Index measures the performance of the U.S. equity mid-cap value segment. The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S.-traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Please refer to the Fund’s Prospectus for additional index details. The benchmark is not an investment product. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Fund Reviews

Eventide Core Bond Fund

The Eventide Core Bond Fund (Class I) posted a total return of −11.51% for the 12 - month period ending 06/30/2022, compared with the Bloomberg U.S. Aggregate Bond Index of −10.29%.

The Fund underperformed its primary benchmark due to an overweight in corporate bonds and underweight in U.S. Treasuries as interest rates and credit spreads rose, offset by outperformance in Federal Agency, asset-backed, and pass-through mortgage-backed securities as interest rates rose substantially during the last year, particularly in the last six months of the fiscal year.

The fixed income market was challenged over the last 12 months due to rising interest rates with an aggressive economic reopening, substantially higher inflation, and an increasingly hawkish Federal Reserve raising Fed Fund rates rapidly in response to the persistently high inflation. Higher interest rates and wider credit spreads left fixed income investors with little room to hide from negative returns. Persistently high inflation provided a reason for Treasury yields to move higher, while growth concerns pressured nervous investors to sell risk assets. Within investment grade, higher quality outperformed lower quality, while shorter-duration credit gave up less ground to Treasuries than longer-duration credit. High yield experienced a similar theme but to a greater magnitude as it ended the quarter as one of the worst performing segments of the bond market. The securitized sector did a better job of weathering the storm than corporates but nonetheless still failed to outperform Treasuries.

Going forward, we are encouraged that long-term interest rates may have peaked, even though the Federal Reserve will continue to raise Fed Fund rates given that economic indicators and components of inflation are rolling over. These trends should provide some stability in the higher-quality and higher-duration segments of the fixed income markets now with substantially more attractive yields than experienced in the last three years.

Eventide Dividend Opportunities Fund

The Eventide Dividend Opportunities Fund (Class I) posted a total return of −12.72% for the 12-month period ending 06/30/2022, compared with the Russell Midcap Value Index of −10.00% and the Russell Midcap Core Total Return Index of −17.30%.

The Fund underperformed its primary benchmark, the Russell Midcap Value Index, with a more defensive, higher-quality, dividend-growth positioning, such as in technology, industrials, and staples, versus its benchmark’s greater exposure to lower valuation, lower-quality, and more commodity-exposed stocks. The Fund’s more defensive, high-quality, dividend-growth positioning helped the Fund outperform its secondary benchmark, the Russell Midcap Core Total Return Index. The outperformance versus its benchmarks was offset by a challenging year in more interest rate-sensitive sectors, such as renewable energy utilities, REITS, and banks, as interest rates substantially increased, particularly during the later half (January to June 2022) of the fiscal year.

The Fund remains focused on investing in companies we believe are well managed and well positioned in long-term secular growth themes of human flourishing with attractive dividend growth and executing well through volatile macro economic environments. The Fund’s 3-year performance remains strong at 11.19% versus 6.70% and 6.59% for its primary and secondary benchmarks.

With increasing odds of economic weakness and earnings downgrades, financial and operational resilience, strong pricing power, leading technologies that serve society well, and strong execution in the face of these economic challenges will be, in our opinion, the key to strong corporate performance for the rest of 2022 and for 2023. For the Eventide Dividend Opportunities Fund, we continue to see many opportunities for investing in companies that we believe have this resilience to ride out the current economic storm and can achieve attractive long-term capital appreciation and dividend growth for our clients, and have a positive impact on the world and well-being.

Contributors

Palo Alto Networks, Inc.,2 a company developing integrated cloud and network security solutions, benefited from strong execution leading to share gains in a strong cybersecurity demand environment. Cheniere Energy, Inc.,3 an energy company providing liquefied natural gas to the world, provided strong execution in meeting the world’s energy needs, especially as Europe looked for energy security. Signature Bank,4 a full-service commercial bank for private businesses, delivered industry-leading growth among mid-cap bank peers. Clearway Energy, Inc.,5 a company providing renewable and conventional generation and thermal infrastructure, benefitted from growing demand for renewables and investments in new projects. Synopsys, Inc.,6 a company providing design technologies to creators of electronic systems, continues to benefit as a key enabler of the growing number of business-critical, leading-edge semiconductor designs.

Detractors

Element Solutions, Inc.,7 a company that manufactures and supplies specialty chemicals, was negatively impacted by slowing demand from its automotive and electronics business lines. Agilent Technologies, Inc.,8 a company that provides core bio-analytical and electronic measurement solutions, was negatively impacted by concerns about slowing growth in its analytical instruments for life sciences and applied markets. Trane Technologies, PLC,9 a company providing HVAC systems for energy efficiency and reduced greenhouse emissions, suffered from higher raw material and supply chain costs. Hannon Armstrong Sustainable,10 a company providing financing for sustainable infrastructure and clean energy projects, suffered from fears that

2.	1.30% of net assets

3.	1.48% of net assets

4.	1.36% of net assets

5.	1.73% of net assets

6.	2.39% of net assets

7.	2.18% of net assets

8.	4.19% of net assets

9.	2.62% of net assets

10.	1.95% of net assets

rising interest rates would slow growth. Pentair, PLC,11 a global water company delivering sustainable water solutions, was negatively affected by higher supply chain costs and concerns about slowing demand for residential water filtration products.

Eventide Exponential Technologies Fund

The Eventide Exponential Technologies Fund (Class I) posted a total return of −41.86% for the 12-month period ending 06/30/2022, compared with the S&P 500 Total Return Index of −10.62% and the S&P North American Technology Sector Industry Index of −26.03%.

The past year has seen unprecedented challenges for small- and mid-cap growth investing that were amplified in the technology space. The challenges have included rising inflation and interest rate expectations, quantitative tightening, rising recession odds, multiple waves of COVID variants, supply chain challenges, the war in Ukraine, and de-globalization trends for economic self sufficiency. These multifaceted factors have limited historical proxies, and the uncertainty led the market to indiscriminately and relentlessly sell small- and mid-cap growth technology companies versus their large-cap peers. Due to our smaller market-cap focus, the Fund has under-performed its benchmark, which owns significant holdings in the mega-cap technology companies that have fared better in this sell-off. That said, looking forward, we have now been able to upgrade the portfolio to include what we believe to be the best growth Business 360® investment opportunities. These companies all are in attractive industries, possess strong and growing moats, are well capitalized, have longer-term-focused, stakeholder-oriented, and high-quality-incentivized management teams who are likely to take advantage of the economic turbulence to improve their competitive positions. While these types of sell-offs can lead to significant short-termism among investors, history has shown that patient longer-term-oriented investors will likely be rewarded positively over time when owning portfolios of outstanding companies. We are excited for the journey ahead.

Contributors

Palo Alto Networks, Inc.,12 a company developing integrated cloud and network security solutions, benefited from strong execution leading to share gains in a strong cybersecurity demand environment. Synopsys, Inc.,13 a company providing design technologies to creators of electronic systems, continues to benefit as a key enabler of the growing number of business-critical, leading-edge semiconductor designs. Flywire Corp.,14 a company developing global payments enablement software focusing on education and healthcare, benefitted from strong execution of their payments platform in less macro-sensitive endmarkets of education and healthcare. Constellation Software, Inc.,15 a company providing mission-critical software for use in various industries, benefitted from strong execution of their vertical software platform that is less sensitive to macroeconomic changes. LMND 1 P80,16 a put option, benefitted from the underlying stock decreasing in value.

Detractors

Zoominfo Technologies, Inc.,17 a company providing marketing solutions to customers worldwide, was negatively impacted by the growth software multiple compression and fears of SMB exposure, even though execution was

11.	2.47% of net assets

12.	4.07% of net assets

13.	3.59% of net assets

14.	0.09% of net assets

15.	0.07% of net assets

16.	0.0084% of net assets

17.	5.24% of net assets

strong. Coursera, Inc.,18 a company providing online education services, suffered because its degrees segment underperformed expectations due to fewer online degree enrollments, which were due to a strong labor market. Dlocal, Ltd.,19 a company providing a payment solutions platform serving customers worldwide, was negatively impacted by the growth software multiple compression, even though it remained very strong through the year. Five9, Inc.,20 a company providing cloud-based contact center software, was negatively impacted by the growth software multiple compression, even though execution was strong through the year. Global-E Online, Ltd.,21 a company developing end-to-end cross-border platforms for eBusiness, suffered from weaker consumer demand, which lowered revenue expectations for 2022/2023.

Eventide Gilead Fund

The Eventide Gilead Fund (Class I) posted a total return of −32.52% for the 12-month period ending 06/30/2022, compared with the S&P 500 Total Return Index of −10.62% and the Russell Midcap Growth Index of −29.57%.

The Fund primarily underperformed its benchmark due to its overweight positions in small- and mid-cap technology, discretionary, and industrial sectors. In the risk-off environment of the last year, investors sold off companies perceived as being more vulnerable and economically more sensitive to a downturn. This led to a rotation in leadership from growth to value. Another contribution to underperformance was the Gilead Fund being underweight the energy sector, which rallied as oil prices rose. Looking forward, we have been seeking to invest in companies that we believe were unfairly sold off—sometimes having sold off despite excellent execution. We believe that there are significant areas of market dislocation that are excellent opportunities for longer-term investors. If there is a recession in the near future, we believe that secular growth names should outperform the overall market. The Gilead Fund contains a number of high-quality secular growth leaders that we believe will outperform as the market finds its footing.

Contributors

Biohaven Pharmaceutical Holdings, Inc.,22 a company that develops therapies for neurological and neuropsychiatric diseases, was acquired at an attractive premium by Pfizer, Inc. Argenx,23 a biotechnology company developing therapies for autoimmune diseases, had a therapy, Vyvgart, that was approved in myasthenia gravis and has been having a very successful launch. Palo Alto Networks, Inc.,24 a company developing integrated cloud and network security solutions, benefited from strong execution leading to share gains in a strong cybersecurity demand environment. Clearway Energy, Inc.,25 a company that provides renewable and conventional generation and thermal infrastructure, benefitted from growing demand for renewables and investments in new projects. Enphase Energy Inc.,26 a company that provides technology to enable residential solar and energy storage, benefitted from strong demand for residential solar and energy storage.

18.	2.20% of net assets

19.	4.50% of net assets

20.	5.01% of net assets

21.	3.79% of net assets

22.	2.23% of net assets

23.	1.07% of net assets

24.	1.77% of net assets

25.	0.64% of net assets

26.	0.30% of net assets

Detractors

Idexx Laboratories, Inc.,27 a company that provides diagnostics, detection, and information for food and water testing applications, was negatively impacted by labor capacity constraints at veterinary clinics. Generac Holdings, Inc.,28 a company that produces environmentally friendly generators and power equipment, suffered from supply chain constraints and concerns about slowing growth in home standby generators. Global-E Online, Ltd.,29 a company that develops end-to-end cross-border platforms for eBusiness, was negatively impacted by weaker consumer demand that lowered revenue expectations for the next two years. Trade Desk, Inc.,30 a digital advertising platform for display, social, and video campaigns, was negatively impacted by expectations of lower advertising budgets going into a recession, even though execution remained strong. Five9, Inc.,31 a company that provides cloud-based contact center software, was negatively impacted by the growth software multiple compression, even though execution was strong.

Eventide Healthcare & Life Sciences Fund

The Eventide Healthcare & Life Sciences Fund (Class I) posted a total return of −35.73% for the 12-month period ending 06/30/2022, compared with the S&P 500 Total Return Index of −10.62% and the S&P Biotechnology Select Industry Index of −45.14%.

The Eventide Healthcare & Life Sciences Fund outperformed its benchmark of the S&P Biotechnology Select Industry Index over the last 12 months. This is primarily due to two companies that were acquired in the portfolio. One of our long-standing theses has been that larger pharmaceutical and biotech companies are cash-rich and will acquire small- and mid-cap biotechnology companies to replenish pipelines that face patent expirations and other growth challenges. We believe that this M&A thesis will continue for years to come. Although biotechnology on an absolute basis has done poorly in the last 1.5 years, in our view, the combination of high unmet needs, an aging population, and accelerating innovation bodes well for the industry over the years to come. Tighter capital market conditions are bringing additional discipline to the field, which over the long-term helps the entire field to be more capital efficient and careful with asset allocation. Although more visibility on the macroeconomic side is probably necessary for a significant rally, we believe that the fundamentals of the biotechnology and medical device industries have improved significantly in 2022.

Contributors

Trillium Therapeutics, Inc.,32 an immuno-oncology company developing therapies for the treatment of cancer, was acquired at an attractive premium by Pfizer, Inc. Biohaven Pharmaceutical Holdings,33 a company that provides therapies for neurological and neuropsychiatric diseases, was acquired at an attractive premium by Pfizer, Inc. Prometheus Biosciences,34 a biopharma company focused on gastroenterology and autoimmune diseases, had positive incremental news flow from a competitor and several new initiations from banks. Argenx,35 a biotechnology company developing therapies for autoimmune diseases, had a therapy, Vyvgart, that was

27.	2.78% of net assets

28.	2.37% of net assets

29.	1.18% of net assets

30.	3.41% of net assets

31.	3.68% of net assets

32.	1.55% of net assets

33.	4.80% of net assets

34.	1.67% of net assets

35.	4.02% of net assets

approved in myasthenia gravis and has been having a successful launch. Chemocentryx, Inc.,36 a company that researches oral small-molecule therapies for inflammatory diseases, has a therapy, Tavneos, that was approved for anti-neutrophil cytoplasmic autoantibody (ANCA)-associated vasculitis and has been having a successful launch.

Detractors

Praxis Precision Medicines,37 a clinical-stage neuroscience company focused on therapies for brain disorders, suffered after an announcement that their depression trial failed. Annexon, Inc.,38 a company that provides therapies for autoimmune and neurodegenerative diseases of the body, eye, and brain, disclosed data in Huntington’s Disease that did not meet investor expectations. Essa Pharma, Inc.,39 a company that provides small-molecule drugs for treatment of prostate cancer, delayed their prostate cancer data to 2022. Exact Sciences, Corp.,40 a company that provides non-invasive molecular screening for colorectal cancer, was impacted by a growth sell-off and competitive market entries on the horizon. Zymeworks, Inc.,41 a biotechnology company developing biotherapeutics for cancer, had a competitor who had strong clinical trial data, which had negative readthrough for Zymeworks.

Eventide Limited-Term Bond Fund

The Eventide Limited-Term Bond Fund (Class I) posted a total return of −6.02% for the 12-month period ending 06/30/2022, compared with the Bloomberg 1-5 Year Government/Credit Index of −5.20% and the Bloomberg U.S. Intermediate Aggregate Bond Index of −7.91%.

The Fund underperformed its primary benchmark due to an overweight in corporate bonds and underweight in U.S. Treasuries as interest rates and credit spreads rose, offset by outperformance in Federal Agency, asset-backed, and pass-through mortgage-backed securities as interest rates rose substantially during the last year, particularly in the last six months of the fiscal year.

The fixed income market was challenged over the last 12 months due to rising interest rates with an aggressive economic reopening, substantially higher inflation, and an increasingly hawkish Federal Reserve raising Fed Fund rates rapidly in response to the persistently high inflation. Higher interest rates and wider credit spreads left fixed income investors with little room to hide from negative returns. Persistently high inflation provided a reason for Treasury yields to move higher, while growth concerns pressured nervous investors to sell risk assets. Within investment grade corporate bonds, higher quality outperformed lower quality, while shorter-duration credit gave up less ground to Treasuries than longer-duration credit. High yield experienced a similar theme but to a greater magnitude as it ended the quarter as one of the worst performing segments of the bond market. The securitized sector did a better job of weathering the storm than corporates but nonetheless still failed to outperform Treasuries.

Going forward, we are encouraged that longer-term interest rates may have peaked, even though the Federal Reserve will continue to raise Fed Fund rates given that economic indicators and components of inflation are

36.	1.34% of net assets

37.	1.82% of net assets

38.	1.63% of net assets

39.	1.44% of net assets

40.	3.12% of net assets

41.	3.30% of net assets

rolling over. These trends should provide some stability in the higher-quality and higher-duration segments of the fixed income markets now with substantially more attractive yields than those experienced in the last three years.

Eventide Multi-Asset Income Fund

The Eventide Multi-Asset Income Fund (Class I) posted a total return of −9.46% for the 12-month period ending 06/30/2022, compared with the Multi-Asset Income Blended Index of −8.67%.

The Fund, which is balanced between equity and fixed income securities, underperformed its 50%/50% custom blend benchmark. The Fund’s equity positions outperformed their benchmark with a more defensive, higher quality positioning, such as in technology, industrials, and real estate, versus the benchmark and an underweight in economically sensitive, commodity- exposed, or cyclical stocks, offset by underperformance in more interest rate sensitive sectors such as renewable energy utilities and banks. The Fund’s fixed income positions underperformed their benchmark due to an overweight in corporate bonds and underweight in U.S. Treasuries as interest rates and credit spreads rose, offset by outperformance in Federal Agency, asset-backed, and pass-through mortgage-backed securities. The Fund remains focused on companies we believe are well managed and well positioned in long-term secular growth themes of human flourishing with attractive dividend growth and executing well through volatile macro environments. The Fund’s 3-year and 5-year performance remains strong at 7.27% and 5.78% versus 3.68% and 4.08% for its custom 50%/50% equity/fixed income benchmark.

With increasing odds of economic weakness and earnings downgrades, financial and operational resilience, strong pricing power, leading technologies that serve society well, and strong execution in the face of these economic challenges will be, in our opinion, the key to strong corporate performance for the rest of 2022 and for 2023. For the Eventide Multi-Asset Income Fund, we continue to see many opportunities for investing in companies that we believe have the resilience to ride out the current economic storm and achieve attractive long-term capital appreciation and dividend growth for our clients, and have a positive impact on the world and well-being.

Contributors

Palo Alto Networks, Inc.,42 a company developing integrated cloud and network security solutions, benefited from strong execution, leading to share gains in a strong cybersecurity demand environment. Cheniere Energy, Inc.,43 an energy company providing liquefied natural gas to the world, provided strong execution in meeting the world’s energy needs, especially as Europe looked for energy security. Clearway Energy, Inc.,44 a company that specializes in renewable and conventional generation and thermal infrastructure, benefitted from growing demand for renewables and investments in new projects. Signature Bank,45 a full-service commercial bank for private businesses, delivered industry-leading growth among mid-cap bank peers. Williams Companies, Inc.,46 an energy infrastructure company focused on supplying hydrocarbon and natural gas, benefitted from growing demand for energy to feed the U.S. and world economies.

42.	1.82% of net assets

43.	0.86% of net assets

44.	1.39% of net assets

45.	0.77% of net assets

46.	0.98% of net assets

Detractors

Element Solutions, Inc.,47 a company that manufactures and supplies specialty chemicals, was negatively impacted by slowing demand from its automotive and electronics customers. Trane Technologies, PLC,48 a company that provides HVAC systems for energy efficiency and reduced greenhouse emissions, was negatively affected by higher raw material and supply chain costs. Aptiv, PLC,49 a global technology company focused on automotive end markets, suffered from supply chain constraints in the automotive industry and higher raw material costs. Pentair, PLC,50 a global water company delivering sustainable water solutions, was negatively affected by higher raw material and supply chain costs. Hannon Armstrong Sustainable,51 a company that specializes in financing sustainable infrastructure and clean energy projects, suffered from fears that rising interest rates would slow growth.

CIO Outlook

Macroeconomic factors such as rising inflation, rising interest rates, supply chain disruptions, and wars have great potential to impact the performance of investment portfolios. In fact, their impact is inevitable on nearly every portfolio. The way it impacts each portfolio’s performance, however, is dependent on the strategy of the portfolio manager.

Portfolio managers that take a “top-down” approach or macro managers are more concerned about how these macroeconomic factors impact broad classifications of stocks—a stock’s size (large or small), style (growth or value), or sector (energy, consumer discretionary, information technology, etc.).

Portfolio managers that take a “bottom-up” approach or fundamental managers are more concerned with how these macroeconomic factors impact the performance of individual companies. Each individual company’s stock, however, falls within one of the broader classifications and is subject to the price fluctuations that come as a result of other investors buying or selling.

At Eventide, we are fundamental managers who take a bottom-up approach. It is our belief that underlying company fundamentals drive the majority of long-term stock performance. Therefore, it is important for us to understand the impact of macroeconomic factors through the lens of how they will impact the performance of each of our portfolio companies in the real world.

We evaluate three macro aspects of the market—sentiment, valuation, and leading economic indicators—which we call the “three legs of the stool,” to understand its overall health. This helps us identify some of the headwinds and tailwinds our portfolio companies may face as well as helps us determine whether we believe their stocks are overvalued, undervalued, or fairly priced.

The first leg, sentiment, has substantially pulled back in recent months, meaning most investors are more pessimistic about the future. Typically, this means that it is a good time to be bullish and take a more optimistic

47.	1.25% of net assets

48.	1.85% of net assets

49.	1.48% of net assets

50.	1.83% of net assets

51.	1.13% of net assets

approach. We have noticed this broad pessimism has led investors to indiscriminately sell some high-quality companies as they throw out the baby with the bathwater.

The second leg, valuation, remains elevated by historical standards, even though it has pulled back substantially this year. This means that stock prices are still slightly higher than their historical norms in relation to their earnings. However, when you compare stock prices to bonds, stocks still appear relatively underpriced. Our analysts place a strong emphasis on intangible qualities of companies—relationships with their stakeholders, the competency of their management teams, and the prominence of the themes to which they’re contributing—when they’re assessing future value. Interestingly, the market tends to overlook most of these qualities, giving us a differentiated view of a company’s valuation and affording us opportunities to invest in companies that we believe are undervalued.

The third leg, leading economic indicators, appear to be rolling over, meaning there could be economic headwinds in the near future. Leading economic indicators give us insight into some of the real economic data from businesses and consumers that could impact business performance. We respond to these indicators by adjusting the expectations that we have on companies and have placed a higher conviction on companies with resilient qualities. Some of these resilient qualities are universal: competent management teams that are forward thinking and nimble, employee cultures that are creative, dependable, and hardworking, and a product or service that is valuable to society and seen as indispensable. Other resilient qualities are respective to specific business lines such as pricing power, intellectual property, development pipelines, positive cash-flow, and balance sheets.

In sum, our analysis of the health of the market using the three legs leaves our current posture towards equities as neutral, meaning we’re taking a disciplined and steady approach in how we are adding to or reallocating our positions. Our strongest convictions are in companies that we believe have resilient qualities that will enable them to create long-term value for others during trying economic conditions.

Conclusion

Thank you for taking the time to read Eventide’s Annual Shareholder Letter.

We understand the importance of your capital, and we seek to allocate it to what we believe to be its best use—investing in companies that create value for (1) you, the beneficial owners of the company; (2) the company’s stakeholders who are impacted by the business and have a reciprocal impact on the business; and (3) for the global common good, meeting the needs of our neighbors near and far.

Thank you for your trust.

Finny Kuruvilla, MD, PhD
Dolores Bamford, CFA
Anant Goel
Andrew Singer, CFA

The opinions expressed herein are those of the Fund’s portfolio management team as of 06/30/2022 and are subject to change. There is no guarantee that such views are correct or that the outlook opinions will come to pass. Specific companies mentioned are for performance attribution informational purposes only and should not be construed as buy or sell advice. Reliance upon the views expressed herein is at the sole discretion of the reader. Mutual funds involve risk including the possible loss of principal. Past performance does not guarantee future results. The Fund’s ethical values screening criteria could cause it to under-perform similar funds that do not have such screening criteria.

Investors in the Eventide Core Bond Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. Longer term securities may be more sensitive to changes in interest rates. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the Fund being forced to liquidate portfolio securities at disadvantageous prices. Interest rates are sensitive to changes in inflation, and investing in bonds exposes investors to inflation risk. Bonds may be subject to default, causing loss of invested capital. Fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will be between three years and nine years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with asset backed securities, convertible securities, credit, duration, extension, foreign securities, income, LIBOR, mortgage back securities, municipal bonds, preferred stocks, pre-payment, securities, sovereign debt, and U.S. Agency securities that are covered in the Fund’s prospectus and SAI. The Fund has no history of operations prior to its inception date.

The Eventide Dividend Opportunities Fund can have risk related to option investing. Companies in the Utilities sector are subject to interest rate risk and cash flow risk. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with convertible securities, foreign securities, hedging, MLPs, preferred stocks, REITs, securities, and yieldcos that are covered in the Fund’s prospectus and SAI.

The Eventide Exponential Technologies Fund typically invests at least 80% of its net assets in technology companies defined as those in the information technology, communications, and healthcare technology and devices industries. The Fund invests primarily in companies that Eventide believes are participating in and benefitting from technologies, innovations, themes, or trends that have long-term exponential characteristics. The term “exponential” means the potential for accelerated advancements in underlying technologies that can positively impact capabilities and development cycles of a company’s products and services. Not every company in the Fund’s portfolio will experience exponential growth, and the Fund is not expected to deliver exponential returns. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund may experience higher volatility than the general market due to being concentrated in the technology industries. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. The Fund has non-diversification risk as a high percentage of Fund assets may be invested in a limited number of companies. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks. The Fund has no history of operations prior to its inception date.

The Eventide Gilead Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund can have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. Companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

The Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. The Fund can have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Fund can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards. The Fund can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks.

Investors in the Eventide Limited-Term Bond Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the Fund being forced to liquidate portfolio securities at disadvantageous prices. Longer term securities may be more sensitive to changes in interest rates. Interest rates are sensitive to changes in inflation, and investing in bonds exposes investors to inflation risk. Bonds may be subject to default, causing loss of invested capital. Fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will not exceed five years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with asset-backed securities, convertible securities, credit, foreign securities, income, interest rates, LIBOR, mortgage-backed securities, municipal bonds, preferred stocks, prepayment, securities, sovereign debt, and U.S. Agency securities that are covered in the Fund’s prospectus and SAI.

The Eventide Multi-Asset Income Fund can have risk related to option investing. Investors in the Fund should be aware that interest rates may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. Longer term securities may be more sensitive to changes in interest rates. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. The Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies. There are unique risks associated with asset-backed securities, convertible securities, credit, foreign securities, hedging, income, LIBOR, MLPs, mortgage-backed securities, preferred stocks, prepayment, REITs, securities, U.S. Agency securities, and yieldcos that are covered in the Fund’s prospectus and SAI.

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at https://www.eventidefunds.com/prospectus or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC, which is not affiliated with Eventide Asset Management, LLC.

9316-NLD 08/08/2022

Eventide Core Bond Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmark:	1 Year Return	Since Inception [3]
Class N	-11.69%	-7.46%
Class A without load	-11.91%	-7.53%
Class A with 5.75% load	-16.95%	-10.34%
Class C	-12.37%	-8.14%
Class I	-11.51%	-7.29%
Bloomberg U.S. Aggregate Bond Index [2]	-10.29%	-6.41%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the manager fee waiver. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.83%, 1.58%, 0.78% and 0.58% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2023. Per the Fund’s most recent prospectus, total annual Fund estimated expenses before waiver are 0.94%, 1.69%, 0.89% and 0.69% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.

3.	Eventide Core Bond Fund commenced operations on July 31, 2020.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Core Bond Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Agency Fixed Rate	20.4%
Electric Utilities	16.4%
Banking	9.2%
Real Estate Investment Trusts	7.0%
Government Owned, No Guarantee	5.9%
Auto Loan	5.5%
Government Sponsored	3.3%
Insurance	3.0%
Institutional Financial Services	3.0%
Elec & Gas Marketing & Trading	2.6%
Other / Cash & Cash Equivalents	23.7%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Dividend Opportunities Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmarks:	1 Year Return	Since Inception [4]
Class N	-12.90%	8.37%
Class A without load	-12.88%	8.32%
Class A with 5.75% load	-17.90%	6.98%
Class C	-13.57%	7.52%
Class I	-12.72%	8.58%
Russell Midcap Value Index [2]	-10.00%	6.13%
Russell Midcap Core Total Return Index [3]	-17.30%	7.62%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2023. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver are 1.24%, 1.99%, 1.19% and 0.99% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Russell Midcap Value Index measures the performance of the mid-capitalization U.S. equities that exhibit value characteristics. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

3.	The Russell Midcap Core Total Return Index measures the performance of the mid-cap segment of the US equity universe. It is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership, representing approximately 31% of the total market capitalization of the Russell 1000 companies. It is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in an index.

4.	Eventide Dividend Opportunities Fund commenced operations on September 29, 2017.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Dividend Opportunities Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Electric Utilities	11.3%
Medical Equipment & Devices	10.9%
Electrical Equipment	8.2%
Oil & Gas Producers	7.1%
Software	4.7%
Banking	4.6%
Industrial REIT	4.5%
Semiconductors	3.8%
Chemicals	3.7%
Technology Services	3.4%
Other / Cash & Cash Equivalents	37.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Exponential Technologies Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmarks:	1 Year Return	Since Inception [5]
Class N	-42.00%	5.25%
Class A without load	-41.95%	5.30%
Class A with 5.75% load	-45.27%	2.23%
Class C	-42.43%	4.54%
Class I	-41.86%	5.49%
S&P 500 Total Return Index [2]	-10.62%	12.18%
S&P North American Technology Sector Industry Index [3]	-26.03%	3.95%
Exponential Technologies Blended Index [4]	-28.58%	4.93%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.68%, 2.43%, 1.63% and 1.43% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2023. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver are 1.78%, 2.53%, 1.73% and 1.53% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. Redemptions within 180 days of purchase are subject to a redemption fee of 1.00%. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3.	The S&P North American Technology Sector Industry Index provides investors with a benchmark that represents U.S. securities classified under the GICS® information technology sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-industries. Investors cannot invest directly in an index.

4.	The Exponential Technologies Blended Index is comprised of 50% of the S&P North American Technology Software Index, 20% of the S&P Technology Hardware Select Industry Index, 20% of the Philadelphia Stock Exchange Semiconductor Index and 10% of the S&P 500 Communications Services Sector. The Eventide Exponential Technologies Blended Index rebalances its weightings on a monthly frequency. Investors cannot invest directly in an index.

5.	Eventide Exponential Technologies Fund commenced operations on June 30, 2020.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Exponential Technologies Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Software	42.1%
Semiconductors	20.5%
Technology Services	5.5%
Advertising & Marketing	4.8%
Industrial Intermediate Products	3.6%
Specialty Finance	2.5%
Technology Hardware	1.5%
Asset Management	1.5%
Consumer Services	1.3%
Short-Term Investments	9.3%
Other / Cash & Cash Equivalents	7.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Gilead Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	10 Year Return	Since Inception [4]	Since Inception [5]	Since Inception [6]
Class N	-32.65%	11.49%	14.49%	13.28%	N/A	N/A
Class A without load	-32.67%	11.44%	14.44%	N/A	14.94%	N/A
Class A with 5.75% load	-36.54%	10.13%	13.76%	N/A	14.40%	N/A
Class C	-33.21%	10.59%	13.57%	N/A	14.06%	N/A
Class I	-32.52%	11.71%	14.72%	N/A	N/A	13.93%
S&P 500 Total Return Index [2]	-10.62%	11.31%	12.96%	10.33%	12.94%	12.67%
Russell Midcap Growth Index [3]	-29.57%	8.88%	11.50%	9.60%	12.43%	11.87%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the Fund’s most recent prospectus, total annual Fund expenses are 1.36%, 2.11%, 1.31%, and 1.11% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3.	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

4.	Class N commenced operations on July 8, 2008.

5.	Class A and Class C commenced operations on October 28, 2009.

6.	Class I commenced operations on February 2, 2010.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Gilead Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Software	18.1%
Biotech & Pharma	9.3%
Medical Equipment & Devices	8.4%
Electric Equipment	7.8%
Semiconductors	6.5%
Commercial Support Services	5.7%
Electric Utilities	5.1%
Advertising & Marketing	4.5%
Transportation & Logistics	3.2%
Technology Services	3.0%
Other / Cash & Cash Equivalents	28.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Healthcare & Life Sciences Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	Since Inception [4]
Class N	-35.85%	7.80%	13.91%
Class A without load	-35.87%	7.74%	13.84%
Class A with 5.75% load	-39.56%	6.47%	13.13%
Class C	-36.38%	6.92%	12.99%
Class I	-35.73%	8.02%	14.13%
S&P 500 Total Return Index [2]	-10.62%	11.31%	13.05%
S&P Biotechnology Select Industry Index [3]	-45.14%	-0.63%	10.50%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.54%, 2.29%, 1.49% and 1.29% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

3.	The S&P Biotechnology Select Industry Index is designed to measure the performance of narrow GICS® sub-industries and is comprised of stock in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry. Investors cannot invest directly in an index.

4.	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Healthcare & Life Sciences Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Biotech & Pharma	70.5%
Medical Equipment & Devices	11.4%
Software	1.1%
Health Care Facilities & Services	0.5%
Short-Term Investments	10.9%
Other/Cash & Cash Equivalents	5.6%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Limited-Term Bond Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	10 Year Return	Since Inception [4]	Since Inception [5]
Class N	-6.26%	N/A	N/A	N/A	0.80%
Class A without load	-6.20%	0.45%	1.37%	1.94%	N/A
Class A with 5.75% load	-11.59%	-0.73%	0.78%	1.43%	N/A
Class C	-6.94%	N/A	N/A	N/A	0.01%
Class I	-6.02%	0.69%	1.14%	1.59%	N/A
Bloomberg 1-5 Year Government/Credit Index [2]	-5.20%	1.08%	1.18%	1.40%	1.29%
Bloomberg U.S. Intermediate Aggregate Bond Index [3]	-7.91%	0.88%	1.38%	1.86%	1.06%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the manager fee waiver. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 0.75% and 0.55% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2023. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver are 0.91%, 1.66%, 0.86% and 0.66% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Bloomberg 1-5 Year Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Investors cannot invest directly in an index.

3.	The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot invest directly in an index.

4.	Class A and Class I commenced operations on July 28, 2010.

5.	Class N and Class C commenced operations on December 14, 2018.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Limited-Term Bond Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Electric Utilities	15.1%
Banking	13.2%
Government Owned, No Guarantee	8.8%
Auto Loan	7.8%
Real Estate Investment Trusts	7.3%
Agency Fixed Rate	5.3%
Government Sponsored	5.1%
Specialty Finance	4.8%
Insurance	3.8%
Retail - Discretionary	3.5%
Other / Cash & Cash Equivalents	25.3%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Multi-Asset Income Fund
Portfolio Review (Unaudited)	June 30, 2022

Average Annual Total Return Through June 30, 2022, [1] as compared to its benchmarks:	1 Year Return	5 Year Return	Since Inception [5]
Class N	-9.58%	5.58%	6.16%
Class A without load	-9.55%	5.57%	6.14%
Class A with 5.75% load	-14.76%	4.33%	5.24%
Class C	-10.33%	4.75%	5.32%
Class I	-9.46%	5.78%	6.37%
Russell Midcap Value Index [2]	-10.00%	6.27%	7.08%
Bloomberg U.S. Intermediate Aggregate Bond Index [3]	-7.91%	0.88%	1.21%
Multi-Asset Income Blended Index [4]	-8.67%	4.08%	4.53%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s manager has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.07%, 1.82%, 1.02% and 0.82% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2023. Per the Fund’s most recent prospectus, total annual Fund expenses before waiver were 1.10%, 1.85%, 1.05% and 0.85% for Class A shares, Class C shares, Class N shares and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00% on purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares sold within 12 months. A $15 fee may be charged for redemptions made by wire. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	The Russell Midcap Value Index measures the performance of the mid-capitalization U.S. equities that exhibit value characteristics. It includes those Russell Midcap Index companies lower higher price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

3.	The Bloomberg U.S. Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot invest directly in an index.

4.	The Multi-Asset Income Blended Index is comprised of 50% of the Russell Midcap Value Index and 50% of the Bloomberg U.S. Intermediate Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency. Investors cannot invest directly in an index.

5.	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

Eventide Multi-Asset Income Fund
Portfolio Review (Unaudited) (Continued)	June 30, 2022

Holdings by Industry or Asset Class	% of Net Assets
Electric Utilities	13.5%
Agency Fixed Rate	10.8%
Banking	7.7%
Medical Equipment & Devices	5.6%
Oil & Gas Producers	4.0%
Government Owned, No Guarantee	3.9%
Electric Equipment	3.8%
Real Estate Investment Trusts	3.7%
Government Sponsored	2.8%
Institutional Financial Services	2.7%
Other / Cash & Cash Equivalents	41.5%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 7.3%
	AUTO LOAN — 5.5%
1,375,000	CarMax Auto Owner Trust 2020-4		1.3000	08/17/26	$1,285,351
1,000,000	CarMax Auto Owner Trust 2021-2		1.3400	02/16/27	925,775
700,000	GM Financial Consumer Automobile Receivables Trust 2021-2		1.2800	01/19/27	659,754
1,150,000	World Omni Auto Receivables Trust 2019-B		3.0300	01/15/26	1,143,150
					4,014,030
	OTHER ABS — 1.8%
1,350,000	PFS Financing Corporation[1]		0.9700	02/15/26	1,283,319

	TOTAL ASSET BACKED SECURITIES (Cost $5,623,309)				5,297,349

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 53.7%
	AUTOMOTIVE — 0.8%
775,000	Dana, Inc.		4.2500	09/01/30	602,875

	BANKING — 9.2%
1,550,000	Bank of America Corporation[2]	US0003M + 0.870%	2.4560	10/22/25	1,479,452
1,575,000	JPMorgan Chase & Company[2]	SOFRRATE + 0.600%	0.6530	09/16/24	1,510,950
1,450,000	National Bank of Canada[2]	H15T1Y + 0.400%	0.5500	11/15/24	1,385,336
1,485,000	Royal Bank of Canada		1.1500	07/14/26	1,328,869
660,000	Synovus Financial Corporation		3.1250	11/01/22	659,182
250,000	Toronto-Dominion Bank (The)		1.2500	12/13/24	236,350
					6,600,139
	BIOTECH & PHARMA — 0.7%
500,000	Zoetis, Inc.		4.7000	02/01/43	481,895

	COMMERCIAL SUPPORT SERVICES — 0.7%
750,000	Waste Management, Inc.		2.5000	11/15/50	509,903

	ELEC & GAS MARKETING & TRADING — 2.6%
1,000,000	Consolidated Edison Company of New York, Inc.		3.9500	04/01/50	875,287
1,150,000	Southern Power Company		0.9000	01/15/26	1,029,625
					1,904,912

See accompanying notes to financial statements.

Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 53.7% (Continued)
	ELECTRIC UTILITIES — 16.4%
375,000	AES Corporation (The)		1.3750	01/15/26	$331,535
700,000	Avangrid, Inc.		3.1500	12/01/24	684,978
500,000	CenterPoint Energy, Inc.[2]	SOFRRATE + 0.650%	1.6170	05/13/24	487,809
1,000,000	Dominion Energy, Inc.		2.2500	08/15/31	825,638
1,225,000	DTE Electric Company		3.9500	03/01/49	1,109,136
1,000,000	Duke Energy Florida, LLC		2.5000	12/01/29	891,515
900,000	Interstate Power and Light Company		3.5000	09/30/49	727,423
1,175,000	MidAmerican Energy Company		4.2500	07/15/49	1,103,415
1,400,000	National Rural Utilities Cooperative Finance Corporation		1.3500	03/15/31	1,096,807
810,000	NextEra Energy Capital Holdings, Inc.[2]	SOFRRATE + 0.540%	1.5920	03/01/23	806,058
600,000	NextEra Energy Capital Holdings, Inc.[2]	US0003M + 2.409%	4.8000	12/01/77	493,061
1,425,000	Northern States Power Company		2.9000	03/01/50	1,080,911
1,450,000	Public Service Company of Oklahoma		3.1500	08/15/51	1,074,737
1,500,000	Wisconsin Public Service Corporation		2.8500	12/01/51	1,100,441
					11,813,464
	ENGINEERING & CONSTRUCTION — 2.4%
700,000	Installed Building Products, Inc.[1]		5.7500	02/01/28	622,876
700,000	MasTec, Inc.[1]		4.5000	08/15/28	631,584
575,000	Quanta Services, Inc. Class B		2.9000	10/01/30	475,487
					1,729,947
	INSTITUTIONAL FINANCIAL SERVICES — 3.0%
1,625,000	Morgan Stanley[2]	SOFRRATE + 0.745%	0.8640	10/21/25	1,500,178
875,000	Nasdaq, Inc.		3.2500	04/28/50	642,766
					2,142,944
	INSURANCE — 3.0%
1,300,000	Aflac, Inc.		1.1250	03/15/26	1,175,823
1,125,000	Pacific Life Global Funding II1		1.3750	04/14/26	1,015,701
					2,191,524
	MACHINERY — 2.5%
750,000	Mueller Water Products, Inc.[1]		4.0000	06/15/29	655,253
1,350,000	Xylem, Inc./NY		1.9500	01/30/28	1,195,547
					1,850,800

See accompanying notes to financial statements.

Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 53.7% (Continued)
	OIL & GAS PRODUCERS — 0.3%
250,000	Cheniere Energy Partners, L.P.		4.5000	10/01/29	$223,609

	REAL ESTATE INVESTMENT TRUSTS — 7.0%
500,000	Alexandria Real Estate Equities, Inc.		3.8000	04/15/26	491,160
1,100,000	AvalonBay Communities, Inc.		2.0500	01/15/32	911,651
700,000	HAT Holdings I, LLC/HAT Holdings II, LLC[1]		3.3750	06/15/26	603,817
1,250,000	Prologis, L.P.		1.2500	10/15/30	991,886
1,480,000	Public Storage[2]	SOFRRATE + 0.470%	1.2840	04/23/24	1,459,802
700,000	Welltower, Inc.		2.7000	02/15/27	647,972
					5,106,288
	SEMICONDUCTORS — 1.6%
400,000	NVIDIA Corporation		3.5000	04/01/50	342,736
1,000,000	NXP BV/NXP Funding, LLC/NXP USA, Inc.		2.5000	05/11/31	825,348
					1,168,084
	TECHNOLOGY SERVICES — 1.9%
500,000	Verisk Analytics, Inc.		5.5000	06/15/45	504,918
1,000,000	Visa, Inc.		0.7500	08/15/27	869,722
					1,374,640
	WHOLESALE - CONSUMER STAPLES — 1.6%
1,375,000	Sysco Corporation		2.4000	02/15/30	1,176,978

	TOTAL CORPORATE BONDS (Cost $45,587,042)				38,878,002

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 6.9%
	COMBINED UTILITIES — 1.5%
1,000,000	City of Tacoma, WA Electric System Revenue		5.6410	01/01/27	1,075,323

	MULTI-FAMILY HOUSING — 1.1%
250,000	Maine State Housing Authority		0.4000	11/15/24	238,395
500,000	New York City Housing Development Corporation		0.6500	11/01/25	466,794
100,000	New York State Housing Finance Agency		0.7000	11/01/25	93,516
					798,705

See accompanying notes to financial statements.

Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 6.9% (Continued)
	SINGLE-FAMILY HOUSING — 1.2%
448,249	Minnesota Housing Finance Agency	1.5800	02/01/51	$393,926
480,000	Texas Department of Housing & Community Affairs	0.5000	07/01/24	462,531
				856,457
	STATE — 1.5%
1,250,000	State of Oregon	2.3370	11/01/33	1,062,794

	WATER AND SEWER — 1.6%
1,500,000	City of Aurora, CO Water Revenue	2.6260	08/01/41	1,189,695

	TOTAL MUNICIPAL BONDS (Cost $5,733,861)			4,982,974

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 29.6%
	AGENCY FIXED RATE — 20.4%
233,543	Fannie Mae Pool FM5377	4.0000	03/01/34	237,362
1,030,270	Fannie Mae Pool BO9355	3.0000	03/01/50	963,986
966,079	Fannie Mae Pool BP5878	2.5000	06/01/50	873,863
845,595	Fannie Mae Pool FM4720	3.0000	10/01/50	795,125
834,101	Fannie Mae Pool MA4306	2.5000	04/01/51	753,528
796,652	Fannie Mae Pool MA4307	3.0000	04/01/51	744,869
1,364,953	Fannie Mae Pool CB2661	3.0000	01/01/52	1,276,654
1,462,178	Fannie Mae Pool MA4600	3.5000	05/01/52	1,410,573
1,245,132	Fannie Mae Pool MA4625	3.5000	06/01/52	1,201,188
1,425,000	Fannie Mae Pool MA4655	4.0000	07/01/52	1,409,644
1,102,897	Freddie Mac Pool SD8090	2.0000	09/01/50	963,693
903,789	Freddie Mac Pool SD8091	2.5000	09/01/50	817,310
721,994	Freddie Mac Pool SD8128	2.0000	02/01/51	629,126
723,637	Freddie Mac Pool SD8129	2.5000	02/01/51	653,448
1,144,923	Freddie Mac Pool RA5696	2.5000	08/01/51	1,034,054
1,090,111	Freddie Mac Pool SD8214	3.5000	05/01/52	1,051,638
				14,816,061
	GOVERNMENT OWNED, NO GUARANTEE — 5.9%
1,500,000	Federal Home Loan Mortgage Corporation	2.0000	10/17/23	1,482,809

See accompanying notes to financial statements.

Eventide Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 29.6% (Continued)
	GOVERNMENT OWNED, NO GUARANTEE — 5.9% (Continued)
500,000	Federal Home Loan Mortgage Corporation	0.3000	11/16/23	$482,488
1,650,000	Federal National Mortgage Association	0.8750	08/05/30	1,367,950
750,000	Federal National Mortgage Association	5.6250	07/15/37	931,575
				4,264,822
	GOVERNMENT SPONSORED — 3.3%
1,400,000	Federal Farm Credit Banks Funding Corporation	0.8750	02/03/25	1,321,135
1,250,000	Federal Farm Credit Banks Funding Corporation	1.7300	09/22/31	1,068,368
				2,389,503
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $23,032,953)			21,470,386

	TOTAL INVESTMENTS - 97.5% (Cost $79,977,165)			$70,628,711
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%			1,836,278
	NET ASSETS - 100.0%			$72,464,989

LLC	- Limited Liability Company

L.P.	- Limited Partnership

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

1.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $4,812,550 or 6.6% of net assets.

2.	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and/or prepayments on the underlying pool of assets.

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 88.9%
	BANKING - 4.6%
88,000	First Republic Bank	$12,689,600
89,994	Live Oak Bancshares, Inc.	3,049,897
94,200	Synovus Financial Corporation	3,395,910
		19,135,407
	CHEMICALS - 3.7%
659,100	Element Solutions, Inc.	11,731,980
18,500	Sherwin-Williams Company	4,142,335
		15,874,315
	COMMERCIAL SUPPORT SERVICES - 1.9%
21,100	Cintas Corporation	7,881,483

	CONSTRUCTION MATERIALS - 0.9%
40,052	Advanced Drainage Systems, Inc.	3,607,484

	DIVERSIFIED INDUSTRIALS - 2.6%
239,200	Pentair PLC	10,948,184

	ELECTRIC UTILITIES - 9.3%
156,524	Clearway Energy, Inc.	5,453,296
195,500	CMS Energy Corporation	13,196,251
97,853	NextEra Energy Partners, L.P.	7,256,778
129,100	WEC Energy Group, Inc.	12,992,624
		38,898,949
	ELECTRICAL EQUIPMENT - 8.2%
16,800	Generac Holdings, Inc.[1]	3,537,744
580,600	nVent Electric plc	18,190,197
7,700	Roper Technologies, Inc.	3,038,805
74,300	Trane Technologies PLC	9,649,341
		34,416,087
	HOME CONSTRUCTION - 2.2%
122,400	DR Horton, Inc.	8,101,656
35,100	KB Home	998,946
		9,100,602

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 88.9% (Continued)
	INDUSTRIAL REIT - 4.5%
50,800	EastGroup Properties, Inc.	$7,839,964
34,713	Prologis, Inc.	4,083,985
120,500	Rexford Industrial Realty, Inc.	6,939,595
		18,863,544
	INFRASTRUCTURE REIT - 2.9%
71,100	Crown Castle International Corporation	11,971,818

	INSTITUTIONAL FINANCIAL SERVICES - 3.0%
82,600	Nasdaq, Inc.	12,599,804

	MACHINERY - 1.7%
39,600	IDEX Corporation	7,192,548

	MEDICAL EQUIPMENT & DEVICES - 10.9%
166,200	Agilent Technologies, Inc.	19,739,574
144,200	Baxter International, Inc.	9,261,966
81,300	STERIS plc	16,759,995
		45,761,535
	OFFICE REIT - 1.4%
39,900	Alexandria Real Estate Equities, Inc.	5,786,697

	OIL & GAS PRODUCERS - 7.1%
80,000	Cheniere Energy, Inc.	10,642,400
60,500	Targa Resources Corporation	3,610,035
500,000	Williams Companies, Inc. (The)	15,605,000
		29,857,435
	RESIDENTIAL REIT - 1.8%
112,700	Equity LifeStyle Properties, Inc.	7,941,969

	SEMICONDUCTORS - 3.8%
84,216	Entegris, Inc.	7,758,820
25,200	KLA Corporation	8,040,816
		15,799,636

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares				Fair Value
	COMMON STOCKS — 88.9% (Continued)
	SOFTWARE - 4.7%
23,100	Palo Alto Networks, Inc.[1]			$11,410,014
26,900	Synopsys, Inc.[1]			8,169,530
				19,579,544
	SPECIALTY FINANCE - 1.4%
61,600	Walker & Dunlop, Inc.			5,934,544

	SPECIALTY REITS - 1.2%
134,851	Hannon Armstrong Sustainable Infrastructure Capital, Inc.			5,105,459

	TECHNOLOGY HARDWARE - 1.3%
55,700	Garmin Ltd.			5,472,525

	TECHNOLOGY SERVICES - 3.4%
55,900	CDW Corporation/DE			8,807,604
32,800	Verisk Analytics, Inc.			5,677,352
				14,484,956
	TRANSPORTATION & LOGISTICS - 3.0%
49,200	Old Dominion Freight Line, Inc.			12,608,976

	WHOLESALE - CONSUMER STAPLES - 2.6%
130,400	Sysco Corporation			11,046,184

	WHOLESALE - DISCRETIONARY - 0.8%
10,100	Pool Corporation			3,547,423

	TOTAL COMMON STOCKS (Cost $403,378,926)			373,417,108

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 3.6%
	AUTOMOTIVE — 1.6%
62,500	Aptiv plc	5.5000	06/15/23	6,621,875

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 3.6% (Continued)
	ELECTRIC UTILITIES — 2.0%
99,500	AES Corporation (The)	6.8750	02/15/24	$8,589,835

	TOTAL PREFERRED STOCKS (Cost $19,131,284)			15,211,710

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 1.0%
	ASSET MANAGEMENT — 1.0%
2,000,000	Calvert Impact Capital, Inc.[2]	0.4000	11/15/22	2,000,000
2,000,000	Vision Fund International[2,3,4]	2.6110	11/30/23	2,000,000
				4,000,000
	TOTAL CORPORATE BONDS (Cost $4,000,000)			4,000,000

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 1.9%
	MONEY MARKET FUNDS - 1.9%
102,602	Fidelity Government Portfolio, Class I, 1.21%[5]			102,602
7,777,076	First American Government Obligations Fund, Class U, 1.31%[5]			7,777,076
	TOTAL MONEY MARKET FUNDS (Cost $7,879,678)			7,879,678

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,879,678)			7,879,678

	TOTAL INVESTMENTS - 95.4% (Cost $434,389,888)			$400,508,496
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%			19,450,072
	NET ASSETS - 100.0%			$419,958,568

L.P.	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

1.	Non-income producing security.

2.	Illiquid security. The total fair value of these securities as of June 30, 2022 was $4,000,000, representing 1.0% of net assets.

3.	The value of this security has been determined in good faith under policies of the Board of Trustees.

4.	Restricted security. See Note 6 for additional details.

5.	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 83.1%
	ADVERTISING & MARKETING - 4.8%
38,185	Trade Desk, Inc. (The), Class A1	$1,599,570
88,000	ZoomInfo Technologies, Inc., Class A1	2,925,120
		4,524,690
	CONSUMER SERVICES - 1.3%
91,093	Coursera, Inc.[1]	1,291,699

	E-COMMERCE DISCRETIONARY - 1.3%
60,000	Global-e Online Ltd.[1]	1,210,200

	INDUSTRIAL INTERMEDIATE PRODUCTS - 3.6%
100,000	Xometry, Inc.[1]	3,393,000

	SEMICONDUCTORS - 20.5%
45,362	Entegris, Inc.	4,179,201
7,998	KLA Corporation	2,552,002
5,400	Lam Research Corporation	2,301,210
82,000	Lattice Semiconductor Corporation[1]	3,977,000
9,850	Monolithic Power Systems, Inc.	3,782,794
19,137	Silicon Laboratories, Inc.[1]	2,683,390
		19,475,597
	SOFTWARE - 42.1%
198,509	Arteris, Inc.[1]	1,383,608
1,250	Constellation Software, Inc.	1,855,763
25,000	Crowdstrike Holdings, Inc., Class A1	4,214,000
40,000	Datadog, Inc.[1]	3,809,600
112,500	Doximity, Inc.[1]	3,917,250
46,300	Five9, Inc.[1]	4,219,782
6,000	HubSpot, Inc.[1]	1,803,900
304,500	KnowBe4, Inc.[1]	4,756,290
20,409	Monday.com Ltd.[1]	2,105,392
11,100	Palo Alto Networks, Inc.[1]	5,482,734
30,000	Sprout Social, Inc., Class A1	1,742,100
14,857	Synopsys, Inc.[1]	4,512,071
		39,802,490

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares				Fair Value
	COMMON STOCKS — 83.1% (Continued)
	SPECIALTY FINANCE - 2.5%
132,921	Flywire Corporation[1]			$2,343,397

	TECHNOLOGY HARDWARE - 1.5%
32,000	Ciena Corporation[1]			1,462,400

	TECHNOLOGY SERVICES - 5.5%
200,000	Dlocal Ltd./Uruguay[1]			5,250,000

	TOTAL COMMON STOCKS (Cost $92,048,653)			78,753,473

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BOND — 1.5%
	ASSET MANAGEMENT — 1.5%
1,460,000	Calvert Impact Capital, Inc.[2]	0.4000	11/15/22	1,460,000

	TOTAL CORPORATE BOND (Cost $1,460,000)			1,460,000

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 9.3%
	MONEY MARKET FUNDS - 9.3%
2,500,851	Fidelity Government Portfolio, Class I, 1.21%[3]			2,500,851
6,346,835	First American Government Obligations Fund, Class U, 1.31%[3]			6,346,835
	TOTAL MONEY MARKET FUNDS (Cost $8,847,686)			8,847,686

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,847,686)			8,847,686

	TOTAL INVESTMENTS - 93.9% (Cost $102,356,339)			$89,061,159
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.1%			5,783,575
	NET ASSETS - 100.0%			$94,844,734

LTD	- Limited Company

1.	Non-income producing security.

2.	Illiquid security. The total fair value of these securities as of June 30, 2022 was $1,460,000, representing 1.5% of net assets.

3.	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Eventide Gilead Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 88.6%
	ADVERTISING & MARKETING - 4.5%
1,788,500	Trade Desk, Inc. (The), Class A1	$74,920,265
2,437,419	ZoomInfo Technologies, Inc., Class A1	81,019,808
		155,940,073
	AUTOMOTIVE - 1.8%
719,700	Aptiv plc[1]	64,103,679

	BIOTECH & PHARMA - 9.2%
182,400	Argenx S.E. - ADR[1]	69,107,712
755,000	Ascendis Pharma A/S - ADR[1]	70,184,800
765,000	Biohaven Pharmaceutical Holding Company Ltd.[1]	111,468,150
1,344,376	Collegium Pharmaceutical, Inc.[1]	23,822,343
462,958	Essa Pharma, Inc.[1]	1,458,318
930,000	Guardant Health, Inc.[1]	37,516,200
336,223	Phathom Pharmaceuticals, Inc.[1]	2,837,722
1,051,275	Praxis Precision Medicines, Inc.[1]	2,575,624
		318,970,869
	COMMERCIAL SUPPORT SERVICES - 5.7%
262,000	Cintas Corporation	97,864,860
804,000	Waste Connections, Inc.	99,663,840
		197,528,700
	CONSUMER SERVICES - 1.0%
2,548,000	Coursera, Inc.[1]	36,130,640

	E-COMMERCE DISCRETIONARY - 1.3%
2,293,371	Global-e Online Ltd.[1]	46,257,293

	ELECTRIC UTILITIES - 5.1%
775,019	Brookfield Renewable Corporation	27,598,427
1,236,000	Brookfield Renewable Partners, L.P.	43,012,800
610,000	Clearway Energy, Inc.	21,252,400
1,151,500	NextEra Energy Partners, L.P.	85,395,240
		177,258,867
	ELECTRICAL EQUIPMENT - 7.8%
359,000	Cognex Corporation	15,264,680

See accompanying notes to financial statements.

Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 88.6% (Continued)
	ELECTRICAL EQUIPMENT - 7.8% (Continued)
252,900	Generac Holdings, Inc.[1]	$53,255,682
280,000	Novanta, Inc.[1]	33,955,600
229,000	Roper Technologies, Inc.	90,374,850
613,600	Trane Technologies PLC	79,688,232
		272,539,044
	FOOD - 0.2%
950,092	Vital Farms, Inc.[1]	8,313,305

	FORESTRY, PAPER & WOOD PRODUCTS - 1.5%
990,000	Trex Company, Inc.[1]	53,875,800

	HOME CONSTRUCTION - 1.2%
622,000	DR Horton, Inc.	41,170,180

	INDUSTRIAL INTERMEDIATE PRODUCTS - 1.3%
1,304,164	Xometry, Inc.[1]	44,250,284

	INDUSTRIAL REIT - 0.5%
305,000	Rexford Industrial Realty, Inc.	17,564,950

	INFRASTRUCTURE REIT - 1.1%
235,000	Crown Castle International Corporation	39,569,300

	LEISURE PRODUCTS - 0.5%
369,000	YETI Holdings, Inc.[1]	15,966,630

	MEDICAL EQUIPMENT & DEVICES - 7.4%
787,000	Exact Sciences Corporation[1]	30,999,930
240,000	IDEXX Laboratories, Inc.[1]	84,175,200
75,000	Intuitive Surgical, Inc.[1]	15,053,250
112,000	Mettler-Toledo International, Inc.[1]	128,662,240
		258,890,620

See accompanying notes to financial statements.

Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 88.6% (Continued)
	OIL & GAS PRODUCERS - 1.2%
301,000	Cheniere Energy, Inc.	$40,042,030

	RENEWABLE ENERGY - 1.2%
163,000	Enphase Energy, Inc.[1]	31,824,120
620,832	Shoals Technologies Group, Inc.[1]	10,231,311
		42,055,431
	RETAIL - DISCRETIONARY - 2.1%
421,500	Lowe’s Companies, Inc.	73,623,405

	SEMICONDUCTORS - 6.5%
69,000	ASML Holding N.V.	32,835,720
487,768	Entegris, Inc.	44,938,066
108,100	Lam Research Corporation	46,066,815
568,544	Lattice Semiconductor Corporation[1]	27,574,384
107,998	Monolithic Power Systems, Inc.	41,475,552
410,000	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	33,517,500
		226,408,037
	SOFTWARE - 18.1%
583,100	Crowdstrike Holdings, Inc., Class A1	98,287,336
466,619	Datadog, Inc.[1]	44,440,794
1,400,102	Doximity, Inc.[1]	48,751,552
378,375	Duolingo, Inc.[1]	33,126,731
1,201,500	Five9, Inc.[1]	109,504,710
210,733	HubSpot, Inc.[1]	63,356,876
3,907,983	KnowBe4, Inc.[1,2]	61,042,694
86,000	MongoDB, Inc.[1]	22,317,000
180,137	Palo Alto Networks, Inc.[1]	88,976,870
960,943	Sprout Social, Inc., Class A1	55,801,960
		625,606,523
	SPECIALTY REITS - 0.7%
635,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	24,041,100

	TECHNOLOGY SERVICES - 3.0%
3,215,443	Dlocal Ltd./Uruguay[1]	84,405,379

See accompanying notes to financial statements.

Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 88.6% (Continued)
	TECHNOLOGY SERVICES - 3.0% (Continued)
125,000	Verisk Analytics, Inc.	$21,636,250
		106,041,629
	TRANSPORTATION & LOGISTICS - 3.2%
220,000	GXO Logistics, Inc.[1]	9,519,400
378,000	Old Dominion Freight Line, Inc.	96,873,840
115,000	XPO Logistics, Inc.[1]	5,538,400
		111,931,640
	WHOLESALE - DISCRETIONARY - 2.5%
237,000	Pool Corporation	83,241,510

	TOTAL COMMON STOCKS (Cost $2,504,173,130)	3,081,321,539

Shares		Fair Value
	CONTINGENT VALUE RIGHTS — 0.1%
	BIOTECH & PHARMA - 0.1%
3,982,940	Peloton Therapeutics, Inc. - CVR[1,3,4,5,6]	3,068,855

	TOTAL CONTINGENT VALUE RIGHTS (Cost $–)	3,068,855

Shares		Fair Value
	PRIVATE INVESTMENTS — 0.9%
	MEDICAL EQUIPMENT & DEVICES — 0.9%
139,527	Beta Bionic Series B1,2,3,4,5,6	18,435,172
48,872	Beta Bionics Series B2[1,2,3,4,5,6]	6,457,272
71,900	Beta Bionics Series C1,2,3,4,5,6	7,599,916
		32,492,360
	TOTAL PRIVATE INVESTMENTS (Cost $37,399,898)	32,492,360

See accompanying notes to financial statements.

Eventide Gilead Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 2.0%
	ASSET MANAGEMENT — 2.0%
31,300,000	Calvert Impact Capital, Inc.[3]	0.4000	11/15/22	$31,300,000
15,000,000	Calvert Impact Capital, Inc.[3]	1.0000	11/15/22	15,000,000
7,000,000	Vision Fund International[3,4,6]	2.6110	11/30/23	7,000,000
5,000,000	Vision Fund International[3,4,6]	4.7400	06/16/25	5,000,000
5,000,000	Vision Fund International[3,4,6]	3.1500	12/15/25	5,000,000
5,000,000	Vision Fund International[3,4,6]	3.2230	12/15/26	5,000,000
				68,300,000
	TOTAL CORPORATE BONDS (Cost $68,300,000)			68,300,000

Shares				Fair Value
	WARRANT — 0.1%
	MEDICAL EQUIPMENT & DEVICES - 0.1%
17,975	Beta Bionics Series C Warrant[1,2,3,4,5,6]			1,899,799

	TOTAL WARRANT (Cost $–)			1,899,799

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 3.1%
	MONEY MARKET FUNDS - 3.1%
33,017,789	Fidelity Government Portfolio, Class I, 1.21%[7]			33,017,789
74,551,944	First American Government Obligations Fund, Class U, 1.31%[7]			74,551,944
	TOTAL MONEY MARKET FUNDS (Cost $107,569,733)			107,569,733

	TOTAL SHORT-TERM INVESTMENTS (Cost $107,569,733)			107,569,733

	TOTAL INVESTMENTS - 94.8% (Cost $2,717,442,761)			$3,294,652,286
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2%			182,344,595
	NET ASSETS - 100.0%			$3,476,996,881

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

CVR	- Contingent Value Rights

L.P.	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

1.	Non-income producing security.

2.	Affiliated Company – Eventide Gilead Fund holds in excess of 5% of outstanding voting securities of this security.

3.	Illiquid security. The total fair value of these securities as of June 30, 2022 was $105,761,014, representing 3.0% of net assets.

4.	The value of this security has been determined in good faith under policies of the Board of Trustees.

5.	Private investment.

6.	Restricted security. See Note 6 for additional details.

7.	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 72.8%
	BIOTECH & PHARMA - 61.5%
1,879,959	ADC Therapeutics S.A.[1]	$14,945,674
3,626,508	Annexon, Inc.[1,2]	13,671,935
137,000	Argenx S.E. - ADR[1]	51,906,560
444,000	Ascendis Pharma A/S - ADR[1]	41,274,240
853,800	Bicycle Therapeutics plc - ADR[1]	14,326,764
364,100	Biohaven Pharmaceutical Holding Company Ltd.[1]	53,053,011
438,500	Blueprint Medicines Corporation[1]	22,148,635
1,445,700	Celldex Therapeutics, Inc.[1]	38,976,072
728,385	ChemoCentryx, Inc.[1]	18,049,380
5,095,000	Cogent Biosciences, Inc.[1,2]	45,956,900
1,285,217	Collegium Pharmaceutical, Inc.[1]	22,774,045
281,569	Design Therapeutics, Inc.[1]	3,941,966
741,380	DICE Therapeutics, Inc.[1]	11,506,218
2,902,609	Essa Pharma, Inc.[1,2]	9,143,220
4,721,696	Freeline Therapeutics Holdings plc Series C - ADR[1,2]	4,144,233
751,000	Guardant Health, Inc.[1]	30,295,340
69,800	Horizon Therapeutics plc[1]	5,567,248
5,372,512	Immunovant, Inc.[1]	20,952,797
800,000	Intercept Pharmaceuticals, Inc.[1]	11,048,000
110,000	Ionis Pharmaceuticals, Inc.[1]	4,072,200
619,400	Karuna Therapeutics, Inc.[1]	78,360,293
1,790,144	Kura Oncology, Inc.[1]	32,813,340
113,000	Mirati Therapeutics, Inc.[1]	7,585,690
235,000	Neurocrine Biosciences, Inc.[1]	22,907,800
1,154,000	Nurix Therapeutics, Inc.[1]	14,621,180
450,251	Pharvaris BV1	9,950,547
2,466,787	Praxis Precision Medicines, Inc.[1,2]	6,043,628
3,232,700	Prometheus Biosciences, Inc.[1,2]	91,259,120
990,300	Roivant Sciences Ltd.[1]	4,030,521
700,000	Roivant Sciences Ltd. PIPE [1,3,4,5]	2,706,550
2,708,975	Sutro Biopharma, Inc.[1,2]	14,113,760
1,561,092	Talaris Therapeutics, Inc.[1]	7,040,525

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 72.8% (Continued)
	BIOTECH & PHARMA - 61.5% (Continued)
2,339,044	VectivBio Holding A.G.[1,2]	$12,630,838
469,700	Xenon Pharmaceuticals, Inc.[1]	14,288,274
1,004,000	Zentalis Pharmaceuticals, Inc.[1]	28,212,400
5,380,200	Zymeworks, Inc.[1,2]	28,515,060
		812,833,964
	HEALTH CARE FACILITIES & SERVICES - 0.5%
221,500	Option Care Health, Inc.[1]	6,155,485

	MEDICAL EQUIPMENT & DEVICES - 9.7%
1,498,101	908 Devices, Inc.[1]	30,845,900
112,200	Agilent Technologies, Inc.	13,325,994
578,600	Exact Sciences Corporation[1]	22,791,054
17,300	IDEXX Laboratories, Inc.[1]	6,067,629
61,700	Inari Medical, Inc.[1]	4,194,983
22,900	Inspire Medical Systems, Inc.[1]	4,183,143
29,300	iRhythm Technologies, Inc.[1]	3,165,279
10,500	Mettler-Toledo International, Inc.[1]	12,062,085
119,000	Repligen Corporation[1]	19,325,600
23,600	Shockwave Medical, Inc.[1]	4,511,612
418,000	Veracyte, Inc.[1]	8,318,200
		128,791,479
	SOFTWARE - 1.1%
216,700	Evolent Health, Inc., Class A1	6,654,857

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 72.8% (Continued)
	SOFTWARE - 1.1% (Continued)
277,800	Privia Health Group, Inc.[1]	$8,089,536
		14,744,393

	TOTAL COMMON STOCKS (Cost $1,140,535,146)	962,525,321

Shares		Fair Value
	CONTINGENT VALUE RIGHTS — 0.1%
	BIOTECH & PHARMA - 0.1%
1,528,871	Peloton Therapeutics, Inc. - CVR[1,4,5,6,7]	1,177,995

	TOTAL CONTINGENT VALUE RIGHTS (Cost $–)	1,177,995

Shares		Fair Value
	PRIVATE INVESTMENTS — 10.6%
	BIOTECH & PHARMA — 9.0%
4,643,043	Arch Oncology, Inc. Series C1[1,4,5,6,7,8]	5,654,762
295,276	BioSplice Therapeutics[1,4,5,6,7]	5,435,470
5,000,000	Casma Therapeutics, Inc. Series B1[1,2,4,5,6,7]	2,185,000
5,000,000	Casma Therapeutics, Inc. Series B2[1,2,4,5,6,7]	2,185,000
307,516	DiCE Molecules Series C1[1,4,5]	4,534,016
321,365	DiCE Molecules Series C2[1,4,5]	4,738,206
1,097,561	Flare Therapeutics, Inc. Series A1,4,5,6,7	1,042,683
902,439	Flare Therapeutics, Inc. Series A2[1,4,5,6,7]	857,317
1,228,304	Freeline Therapeutics Ltd. Series C1,2,4,5	1,024,178
928,098	Freenome Holdings, Inc. Series D1,4,5,6,7	10,286,760
5,000,000	Goldfinch Biopharma, Inc. Series A1,2,4,5,6,7	5,605,000
8,474,576	Goldfinch Biopharma, Inc. Series B1,2,4,5,6,7	9,500,000
4,237,288	Goldfinch Biopharma, Inc. Series B2[1,2,4,5,6,7]	4,750,000
763,319	Kojin Therapeutics, Inc. Series A-1[1,4,5,6,7]	1,424,998
763,319	Kojin Therapeutics, Inc. Series A-2[1,4,5,6,7]	1,424,998
3,831,418	Korro Bio, Inc. Series B1[1,4,5,6,7]	9,500,001
8,718,446	LEXEO Therapeutics Series B1,2,4,5,6,7	14,250,300
686,724	Metagenomi, LLC Series B1,4,5,6,7	7,599,975

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares				Fair Value
	PRIVATE INVESTMENTS — 10.6% (Continued)
	BIOTECH & PHARMA — 9.0% (Continued)
1,017,770	Prometheus Laboratories, Inc.[1,2,4,5,6,7]			$667,148
1,489,958	Shoreline Biosciences Series B1,4,5,6,7			14,249,958
3,660,670	Turnstone Biologics, Inc. Series D1,4,5,6,7			9,499,999
				116,415,769
	MEDICAL EQUIPMENT & DEVICES — 1.6%
69,763	Beta Bionic Series B1,4,5,6,7			9,217,520
59,439	Beta Bionics Series B2[1,4,5,6,7]			7,853,449
35,950	Beta Bionics Series C1,4,5,6,7			3,799,958
				20,870,927
	TOTAL PRIVATE INVESTMENTS (Cost $166,387,900)			137,286,696

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 0.1%
	BIOTECH & PHARMA — 0.1%
830,000	Casma Therapeutics, Inc. Series C [1,2,4,5,6,7]	5.0000	04/28/23	795,520

	TOTAL CONVERTIBLE BONDS (Cost $837,390)			795,520

Shares				Fair Value
	WARRANT — 0.1%
	MEDICAL EQUIPMENT & DEVICES - 0.1%
8,987	Beta Bionics Series C Warrant[1,4,5,6,7]			949,847

	TOTAL WARRANT (Cost $–)			949,847

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 10.9%
	MONEY MARKET FUNDS - 10.9%
3,119,153	Fidelity Government Portfolio, Class I, 1.21%[9]			3,119,153
141,179,592	First American Government Obligations Fund, Class U, 1.31%[9]			141,179,592
	TOTAL MONEY MARKET FUNDS (Cost $144,298,745)			144,298,745

	TOTAL SHORT-TERM INVESTMENTS (Cost $144,298,745)			144,298,745

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	TOTAL INVESTMENTS - 94.4% (Cost $1,452,059,181)	$1,247,034,124
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.6%	74,531,925
	NET ASSETS - 100.0%	$1,321,566,049

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

CVR	- Contingent Value Rights

LLC	- Limited Liability Company

LTD	- Limited Company

PIPE	- Private Investment in Public Equity

PLC	- Public Limited Company

S.A.	- Société Anonyme

1.	Non-income producing security.

2.	Affiliated Company – Eventide Healthcare & Life Sciences Fund holds in excess of 5% of outstanding voting securities of this security.

3.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $2,706,550 or 0.2% of net assets.

4.	Illiquid security. The total fair value of these securities as of June 30, 2022 was $142,916,608, representing 10.8% of net assets.

5.	Restricted security. See Note 6 for additional details.

6.	The value of this security has been determined in good faith under policies of the Board of Trustees.

7.	Private investment.

8.	See Subsequent Event Note 14. The value of the security reflected in the schedule of investments does not reflect the write-down.

9.	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 9.3%
	AUTO LOAN — 7.8%
3,450,000	CarMax Auto Owner Trust 2020-4		1.3000	08/17/26	$3,225,060
1,000,000	CarMax Auto Owner Trust 2021-2		1.3400	02/16/27	925,775
1,500,000	CarMax Auto Owner Trust 2021-2 Series 21-2 D		1.5500	10/15/27	1,371,486
2,750,000	GM Financial Consumer Automobile Receivables Trust 2021-2		0.5100	04/16/26	2,661,942
3,085,000	Toyota Auto Receivables Owner Trust 2021-B		0.2600	11/17/25	2,970,888
3,000,000	World Omni Auto Receivables Trust 2019-B		3.0300	01/15/26	2,982,131
					14,137,282
	OTHER ABS — 1.5%
2,950,000	PFS Financing Corporation[1]		0.9700	02/15/26	2,804,291

	TOTAL ASSET BACKED SECURITIES (Cost $17,859,930)				16,941,573

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
66,336	Fannie Mae REMICS		3.0000	08/25/36	66,305
223,875	Fannie Mae REMICS		3.0000	12/25/40	222,535
69,228	Fannie Mae REMICS		3.0000	10/25/42	66,342
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $356,114)				355,182

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 59.3%
	AUTOMOTIVE — 0.8%
1,500,000	Honda Motor Company Ltd.		2.2710	03/10/25	1,445,478

	BANKING — 13.2%
3,975,000	Bank of America Corporation[2]	US0003M + 0.870%	2.4560	10/22/25	3,794,079
3,300,000	First Horizon Corporation		3.5500	05/26/23	3,288,884
3,825,000	JPMorgan Chase & Company[2]	SOFRRATE + 0.600%	0.6530	09/16/24	3,669,448
3,500,000	National Bank of Canada[2]	H15T1Y + 0.400%	0.5500	11/15/24	3,343,915
1,000,000	Regions Financial Corporation		2.2500	05/18/25	955,873

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 59.3% (Continued)
	BANKING — 13.2% (Continued)
3,325,000	Royal Bank of Canada		1.1500	07/14/26	$2,975,413
2,476,000	Synovus Financial Corporation		3.1250	11/01/22	2,472,930
3,700,000	Toronto-Dominion Bank (The)		1.2500	12/13/24	3,497,984
					23,998,526
	ELEC & GAS MARKETING & TRADING — 0.9%
1,850,000	Southern Power Company		0.9000	01/15/26	1,656,355

	ELECTRIC UTILITIES — 15.1%
1,050,000	AES Corporation (The)		1.3750	01/15/26	928,299
750,000	American Electric Power Company, Inc.		2.0310	03/15/24	726,531
3,200,000	Avangrid, Inc.		3.1500	12/01/24	3,131,326
3,395,000	CenterPoint Energy, Inc.[2]	SOFRRATE + 0.650%	1.6170	05/13/24	3,312,220
2,750,000	CMS Energy Corporation		3.8750	03/01/24	2,750,308
1,275,000	Georgia Power Company		3.2500	04/01/26	1,241,346
3,525,000	MidAmerican Energy Company		3.1000	05/01/27	3,410,850
1,700,000	National Rural Utilities Cooperative Finance		3.4000	11/15/23	1,699,737
1,031,000	NextEra Energy Capital Holdings, Inc.		0.6500	03/01/23	1,013,732
800,000	NextEra Energy Capital Holdings, Inc.[2]	SOFRRATE + 0.540%	1.5920	03/01/23	796,106
2,500,000	OGE Energy Corporation		0.7030	05/26/23	2,436,996
2,765,000	PPL Electric Utilities Corporation[2]	SOFRRATE + 0.330%	1.8050	06/24/24	2,703,567
3,400,000	WEC Energy Group, Inc.		0.5500	09/15/23	3,287,830
					27,438,848
	ELECTRICAL EQUIPMENT — 2.2%
800,000	Lennox International, Inc.		1.3500	08/01/25	734,461
3,250,000	Roper Technologies, Inc.		3.6500	09/15/23	3,254,444
					3,988,905
	ENGINEERING & CONSTRUCTION — 3.4%
1,875,000	Installed Building Products, Inc.[1]		5.7500	02/01/28	1,668,419
1,875,000	MasTec, Inc.[1]		4.5000	08/15/28	1,691,739
3,075,000	Quanta Services, Inc.		0.9500	10/01/24	2,849,214
					6,209,372

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 59.3% (Continued)
	FORESTRY, PAPER & WOOD PRODUCTS — 0.7%
1,600,000	Louisiana-Pacific Corporation[1]		3.6250	03/15/29	$1,263,554

	HOME & OFFICE PRODUCTS — 0.7%
1,600,000	Tempur Sealy International, Inc.[1]		4.0000	04/15/29	1,292,000

	HOME CONSTRUCTION — 0.9%
1,810,000	Patrick Industries, Inc.[1]		7.5000	10/15/27	1,677,635

	INDUSTRIAL SUPPORT SERVICES — 1.3%
2,636,000	United Rentals North America, Inc.		3.8750	11/15/27	2,435,638

	INSTITUTIONAL FINANCIAL SERVICES — 2.1%
4,150,000	Morgan Stanley[2]	SOFRRATE + 0.745%	0.8640	10/21/25	3,831,225

	INSURANCE — 3.8%
3,425,000	Aflac, Inc.		1.1250	03/15/26	3,097,841
2,500,000	Brown & Brown, Inc.		4.2000	09/15/24	2,495,787
1,425,000	Pacific Life Global Funding II1		1.3750	04/14/26	1,286,555
					6,880,183
	MACHINERY — 1.2%
1,500,000	Mueller Water Products, Inc.[1]		4.0000	06/15/29	1,310,505
1,000,000	Xylem, Inc./NY		1.9500	01/30/28	885,591
					2,196,096
	OIL & GAS PRODUCERS — 0.5%
1,000,000	Cheniere Energy Partners, L.P.		4.5000	10/01/29	894,435

	REAL ESTATE INVESTMENT TRUSTS — 7.3%
2,500,000	Alexandria Real Estate Equities, Inc.		3.8000	04/15/26	2,455,801
2,000,000	American Tower Corporation		3.3750	05/15/24	1,973,717
1,800,000	HAT Holdings I, LLC/HAT Holdings II, LLC[1]		3.3750	06/15/26	1,552,671
1,000,000	Highwoods Realty, L.P.		3.6250	01/15/23	1,000,838
3,300,000	Public Storage[2]	SOFRRATE + 0.470%	1.2840	04/23/24	3,254,963
3,300,000	Welltower, Inc.		2.7000	02/15/27	3,054,726

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 59.3% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 7.3% (Continued)
					$13,292,716
	RETAIL - DISCRETIONARY — 3.5%
1,000,000	Asbury Automotive Group, Inc.		4.5000	03/01/28	868,885
2,200,000	AutoZone, Inc.		2.8750	01/15/23	2,191,770
2,459,000	O’Reilly Automotive, Inc.		3.8500	06/15/23	2,452,170
850,000	Penske Automotive Group, Inc.		3.5000	09/01/25	798,244
					6,311,069
	SEMICONDUCTORS — 0.2%
500,000	Synaptics, Inc.[1]		4.0000	06/15/29	406,745

	SOFTWARE — 0.5%
1,000,000	Workday, Inc.		3.5000	04/01/27	957,508

	TECHNOLOGY SERVICES — 1.0%
1,825,000	Verisk Analytics, Inc.		4.0000	06/15/25	1,813,905

	TOTAL CORPORATE BONDS (Cost $116,098,266)				107,990,193

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 4.9%
	COMBINED UTILITIES — 0.9%
1,525,000	City of Tacoma, WA Electric System Revenue		5.6410	01/01/27	1,639,868

	COUNTY — 0.6%
1,115,000	City & County of Honolulu, HI		2.5180	10/01/26	1,069,130

	MULTI-FAMILY HOUSING — 0.6%
250,000	Maine State Housing Authority		0.3000	11/15/23	244,029

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 4.9% (Continued)
	MULTI-FAMILY HOUSING — 0.6% (Continued)
500,000	New York City Housing Development Corporation		1.9300	02/01/25	$481,853
100,000	New York State Housing Finance Agency		0.5000	05/01/24	96,749
250,000	New York State Housing Finance Agency		2.2000	11/01/24	242,499
					1,065,130
	OTHER — 0.3%
575,000	California Municipal Finance Authority		1.4860	11/01/22	573,395

	SINGLE-FAMILY HOUSING — 0.8%
80,000	Maryland Community Development Administration		3.2420	09/01/48	79,350
75,000	Massachusetts Housing Finance Agency		4.0000	06/01/39	75,990
250,000	Pennsylvania Housing Finance Agency		5.0000	10/01/22	251,964
495,000	Texas Department of Housing & Community Affairs		0.3000	01/01/23	491,545
600,000	Texas Department of Housing & Community Affairs		0.3500	07/01/23	590,522
					1,489,371
	STATE — 0.7%
200,000	State of Oregon		0.6550	05/01/23	196,435
300,000	State of Oregon		0.7950	05/01/24	288,109
500,000	State of Oregon		0.8120	11/01/24	473,945
300,000	State of Oregon		0.8950	05/01/25	281,594
					1,240,083
	WATER AND SEWER — 1.0%
2,000,000	Boston Water & Sewer Commission		0.9650	11/01/25	1,860,787

	TOTAL MUNICIPAL BONDS (Cost $9,312,148)				8,937,764

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 24.0%
	AGENCY FIXED RATE — 5.3%
91,815	Fannie Mae Pool FM1944		5.5000	11/01/25	92,252
1,474,578	Fannie Mae Pool MA4264		2.0000	02/01/31	1,419,377
2,834,464	Fannie Mae Pool MA4284		1.5000	03/01/31	2,700,257
759,015	Fannie Mae Pool FM5377		4.0000	03/01/34	771,427
1,793,105	Freddie Mac Pool RD5050		2.0000	02/01/31	1,725,975

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 24.0% (Continued)
	AGENCY FIXED RATE — 5.3% (Continued)
24	Ginnie Mae I Pool 352081		7.0000	09/15/23	$24
3	Ginnie Mae I Pool 335228		7.5000	12/15/23	3
102	Ginnie Mae I Pool 352837		6.5000	01/15/24	107
4,568	Ginnie Mae I Pool 460203		7.0000	04/15/28	4,615
1,526,919	Ginnie Mae II Pool MA6839		2.0000	09/20/35	1,435,631
1,545,898	Ginnie Mae II Pool MA7107		2.5000	01/20/36	1,481,648
					9,631,316
	AGENCY HYBRID ARMS — 0.0%[3]
16,433	Ginnie Mae II Pool 81113[2]	H15T1Y + 1.500%	1.7500	10/20/34	16,308
7,971	Ginnie Mae II Pool 82903[2]	H15T1Y + 1.500%	1.6250	08/20/41	7,978
					24,286
	ARMS — 0.0%[3]
1,899	Fannie Mae Pool 791573[2]	H15T1Y + 2.170%	2.1700	08/01/34	1,896
501	Freddie Mac Non Gold Pool 845590[2]	H15T1Y + 2.159%	2.2500	01/01/24	497
686	Freddie Mac Non Gold Pool 845965[2]	H15T1Y + 2.421%	2.5420	01/01/24	685
165	Ginnie Mae II Pool 8062[2]	H15T1Y + 1.500%	1.7500	10/20/22	165
474	Ginnie Mae II Pool 8228[2]	H15T1Y + 1.500%	1.6250	07/20/23	472
502	Ginnie Mae II Pool 8259[2]	H15T1Y + 1.500%	1.6250	08/20/23	500
516	Ginnie Mae II Pool 8375[2]	H15T1Y + 1.500%	2.6250	02/20/24	520
544	Ginnie Mae II Pool 8395[2]	H15T1Y + 1.500%	2.6250	03/20/24	547
250	Ginnie Mae II Pool 8410[2]	H15T1Y + 1.500%	1.8750	04/20/24	250
745	Ginnie Mae II Pool 8421[2]	H15T1Y + 1.500%	1.8750	05/20/24	751
1,079	Ginnie Mae II Pool 8503[2]	H15T1Y + 1.500%	1.6250	09/20/24	1,074
629	Ginnie Mae II Pool 8502[2]	H15T1Y + 1.500%	1.6250	09/20/24	625
813	Ginnie Mae II Pool 8565[2]	H15T1Y + 1.500%	2.0000	12/20/24	809
1,961	Ginnie Mae II Pool 8567[2]	H15T1Y + 1.500%	2.5000	12/20/24	1,954
3,951	Ginnie Mae II Pool 8595[2]	H15T1Y + 1.500%	2.6250	02/20/25	3,968
1,023	Ginnie Mae II Pool 8660[2]	H15T1Y + 1.500%	1.6250	07/20/25	1,028
11,773	Ginnie Mae II Pool 80524[2]	H15T1Y + 1.500%	1.6250	07/20/31	11,693
15,649	Ginnie Mae II Pool 80569[2]	H15T1Y + 1.500%	2.6250	01/20/32	15,797
1,844	Ginnie Mae II Pool 80659[2]	H15T1Y + 1.500%	1.7500	12/20/32	1,830
					45,061
	GOVERNMENT OWNED, NO GUARANTEE — 13.6%
3,000,000	Federal Home Loan Mortgage Corporation		0.1250	10/16/23	2,895,648

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 24.0% (Continued)
	GOVERNMENT OWNED, NO GUARANTEE — 13.6% (Continued)
580,000	Federal Home Loan Mortgage Corporation		2.0000	10/17/23	$573,353
1,400,000	Federal Home Loan Mortgage Corporation		0.3200	11/02/23	1,353,319
1,500,000	Federal Home Loan Mortgage Corporation		0.4000	02/26/24	1,439,171
2,700,000	Federal Home Loan Mortgage Corporation		0.6500	10/27/25	2,487,332
4,000,000	Federal Home Loan Mortgage Corporation		0.6250	11/25/25	3,671,687
3,000,000	Federal Home Loan Mortgage Corporation		0.7500	06/23/26	2,724,028
2,825,000	Federal National Mortgage Association		0.2500	11/27/23	2,724,012
2,500,000	Federal National Mortgage Association		0.7000	07/30/25	2,322,719
1,000,000	Federal National Mortgage Association		0.6500	08/25/25	928,826
4,000,000	Federal National Mortgage Association		0.8750	12/18/26	3,604,626
					24,724,721
	GOVERNMENT SPONSORED — 5.1%
2,500,000	Federal Farm Credit Banks Funding Corporation		0.4400	11/04/24	2,356,375
1,750,000	Federal Farm Credit Banks Funding Corporation		0.9400	12/27/24	1,660,056
1,750,000	Federal Farm Credit Banks Funding Corporation		0.8750	02/03/25	1,651,419
1,250,000	Federal Farm Credit Banks Funding Corporation		0.4800	03/03/25	1,166,814
1,500,000	Federal Farm Credit Banks Funding Corporation		2.7500	04/25/25	1,488,405
1,000,000	Federal Farm Credit Banks Funding Corporation		1.4000	01/13/26	942,995
					9,266,064
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $45,381,419)				43,691,448

	TOTAL INVESTMENTS - 97.7% (Cost $189,007,877)				$177,916,160
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%				4,139,090
	NET ASSETS - 100.0%				$182,055,250

LLC	- Limited Liability Company

L.P.	- Limited Partnership

LTD	- Limited Company

REMICS	- Real Estate Mortgage Investment Conduit

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

1.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $14,954,114 or 8.2% of net assets.

2.	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and/or prepayments on the underlying pool of assets.

3.	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 42.0%
	BANKING - 2.6%
38,400	First Republic Bank	$5,537,280
46,989	Live Oak Bancshares, Inc.	1,592,457
47,900	Synovus Financial Corporation	1,726,795
		8,856,532
	CHEMICALS - 1.6%
311,900	Element Solutions, Inc.	5,551,820

	DIVERSIFIED INDUSTRIALS - 1.4%
111,200	Pentair PLC	5,089,624

	ELECTRIC UTILITIES - 5.4%
75,876	Clearway Energy, Inc.	2,643,520
91,300	CMS Energy Corporation	6,162,750
47,274	NextEra Energy Partners, L.P.	3,505,840
62,900	WEC Energy Group, Inc.	6,330,256
		18,642,366
	ELECTRICAL EQUIPMENT - 3.8%
278,600	nVent Electric plc	8,728,537
36,100	Trane Technologies PLC	4,688,307
		13,416,844
	HOME CONSTRUCTION - 0.7%
37,100	DR Horton, Inc.	2,455,649

	INDUSTRIAL REIT - 1.7%
14,800	Prologis, Inc.	1,741,220
75,793	Rexford Industrial Realty, Inc.	4,364,919
		6,106,139
	INFRASTRUCTURE REIT - 2.1%
43,400	Crown Castle International Corporation	7,307,692

	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
37,300	Nasdaq, Inc.	5,689,742

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares		Fair Value
	COMMON STOCKS — 42.0% (Continued)
	MACHINERY - 1.0%
18,800	IDEX Corporation	$3,414,644

	MEDICAL EQUIPMENT & DEVICES - 5.6%
79,800	Agilent Technologies, Inc.	9,477,846
54,400	Baxter International, Inc.	3,494,112
30,885	STERIS plc	6,366,943
		19,338,901
	OIL & GAS PRODUCERS - 3.7%
26,300	Cheniere Energy, Inc.	3,498,689
45,522	Targa Resources Corporation	2,716,298
217,700	Williams Companies, Inc. (The)	6,794,417
		13,009,404
	RESIDENTIAL REIT - 1.0%
48,900	Equity LifeStyle Properties, Inc.	3,445,983

	RETAIL - DISCRETIONARY - 0.8%
16,100	Lowe’s Companies, Inc.	2,812,187

	SEMICONDUCTORS - 1.8%
29,284	Entegris, Inc.	2,697,935
10,830	KLA Corporation	3,455,636
		6,153,571
	SOFTWARE - 2.4%
8,300	Palo Alto Networks, Inc.[1]	4,099,702
14,400	Synopsys, Inc.[1]	4,373,280
		8,472,982
	SPECIALTY FINANCE - 0.9%
32,935	Walker & Dunlop, Inc.	3,172,958

	SPECIALTY REITS - 0.6%
52,813	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,999,500

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Shares				Fair Value
	COMMON STOCKS — 42.0% (Continued)
	TECHNOLOGY SERVICES - 1.2%
26,700	CDW Corporation/DE			$4,206,852

	TRANSPORTATION & LOGISTICS - 1.3%
18,000	Old Dominion Freight Line, Inc.			4,613,040

	WHOLESALE - CONSUMER STAPLES - 0.8%
30,898	Sysco Corporation			2,617,370

	TOTAL COMMON STOCKS (Cost $142,748,761)			146,373,800

Shares		Coupon Rate (%)	Maturity	Fair Value
	PREFERRED STOCKS — 2.3%

	AUTOMOTIVE — 1.0%
32,000	Aptiv plc	5.5000	06/15/23	3,390,400

	ELECTRIC UTILITIES — 1.3%
51,600	AES Corporation (The)	6.8750	02/15/24	4,454,628

	TOTAL PREFERRED STOCKS (Cost $9,299,061)			7,845,028

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 2.8%
	AUTO LOAN — 2.3%
3,150,000	CarMax Auto Owner Trust 2020-4	1.3000	08/17/26	2,944,622
750,000	CarMax Auto Owner Trust 2021-2	1.3400	02/16/27	694,331
550,000	GM Financial Consumer Automobile Receivables Trust 2021-2	1.2800	01/19/27	518,378
2,550,000	Toyota Auto Receivables Owner Trust 2021-B	0.2600	11/17/25	2,455,677
1,500,000	World Omni Auto Receivables Trust 2019-B	3.0300	01/15/26	1,491,065
				8,104,073
	OTHER ABS — 0.5%
1,700,000	PFS Financing Corporation[2]	0.9700	02/15/26	1,616,032

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 2.8% (Continued)

	TOTAL ASSET BACKED SECURITIES (Cost $10,265,701)				$9,720,105

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
	CMBS — 0.5%
1,000,000	Freddie Mac Multifamily Structured Pass-Through Certificates		2.9390	04/25/29	970,954
1,000,000	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-G02 A-2		2.4120	08/25/29	925,214
					1,896,168
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,043,832)				1,896,168

Principal Amount ($)		Yield	Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 0.5%
	BIOTECH & PHARMA — 0.5%
2,900,000	Guardant Health, Inc.[3]	9.21%	0.0000	11/15/27	1,805,250

	TOTAL CONVERTIBLE BONDS (Cost $3,249,893)				1,805,250

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 28.4%
	ASSET MANAGEMENT — 1.1%
3,800,000	Vision Fund International[4,5,6]		3.7250	02/24/25	3,800,000

	AUTOMOTIVE — 0.5%
2,025,000	Dana, Inc.		4.2500	09/01/30	1,575,253

	BANKING — 5.1%
3,975,000	Bank of America Corporation[7]	US0003M + 0.870%	2.4560	10/22/25	3,794,079
2,400,000	First Horizon Corporation		3.5500	05/26/23	2,391,915
3,925,000	JPMorgan Chase & Company[7]	SOFRRATE + 0.600%	0.6530	09/16/24	3,765,381
3,300,000	National Bank of Canada[7]	H15T1Y + 0.400%	0.5500	11/15/24	3,152,834

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 28.4% (Continued)
	BANKING — 5.1% (Continued)
2,365,000	Royal Bank of Canada		1.1500	07/14/26	$2,116,347
1,400,000	Synovus Financial Corporation		3.1250	11/01/22	1,398,264
1,000,000	Toronto-Dominion Bank (The)		1.2500	12/13/24	945,401
					17,564,221
	CONSTRUCTION MATERIALS — 0.5%
1,925,000	Advanced Drainage Systems, Inc.[2]		5.0000	09/30/27	1,777,757

	CONTAINERS & PACKAGING — 0.2%
1,000,000	TriMas Corporation[2]		4.1250	04/15/29	855,585

	ELEC & GAS MARKETING & TRADING — 0.6%
2,250,000	Southern Power Company		0.9000	01/15/26	2,014,486

	ELECTRIC UTILITIES — 6.8%
1,235,000	AES Corporation (The)		1.3750	01/15/26	1,091,857
2,350,000	Avangrid, Inc.		3.1500	12/01/24	2,299,568
3,266,000	CenterPoint Energy, Inc.[7]	SOFRRATE + 0.650%	1.6170	05/13/24	3,186,365
3,000,000	Dominion Energy, Inc.		2.2500	08/15/31	2,476,915
600,000	Duke Energy Florida, LLC		2.5000	12/01/29	534,909
1,225,000	MidAmerican Energy Company		3.1000	05/01/27	1,185,331
3,475,000	National Rural Utilities Cooperative Finance Corporation		1.3500	03/15/31	2,722,431
315,000	NextEra Energy Capital Holdings, Inc.[7]	SOFRRATE + 0.540%	1.5920	03/01/23	313,467
3,850,000	NextEra Energy Capital Holdings, Inc.		1.9000	06/15/28	3,357,526
1,975,000	PPL Electric Utilities Corporation[7]	SOFRRATE + 0.330%	1.8050	06/24/24	1,931,119
1,250,000	Tucson Electric Power Company		1.5000	08/01/30	1,000,977
1,000,000	WEC Energy Group, Inc.		0.5500	09/15/23	967,009
3,303,000	Wisconsin Power and Light Company		1.9500	09/16/31	2,754,240
					23,821,714
	ENGINEERING & CONSTRUCTION — 1.1%
1,935,000	Installed Building Products, Inc.[2]		5.7500	02/01/28	1,721,808
2,000,000	MasTec, Inc.[2]		4.5000	08/15/28	1,804,523
500,000	Quanta Services, Inc.		0.9500	10/01/24	463,287

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 28.4% (Continued)
	ENGINEERING & CONSTRUCTION — 1.1% (Continued)
					$3,989,618
	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
1,175,000	Louisiana-Pacific Corporation[2]		3.6250	03/15/29	927,922

	HOME & OFFICE PRODUCTS — 0.4%
1,910,000	Tempur Sealy International, Inc.[2]		4.0000	04/15/29	1,542,325

	HOME CONSTRUCTION — 0.9%
1,750,000	M/I Homes, Inc.		3.9500	02/15/30	1,322,094
1,835,000	Patrick Industries, Inc.[2]		7.5000	10/15/27	1,700,807
					3,022,901
	INDUSTRIAL SUPPORT SERVICES — 0.5%
1,800,000	United Rentals North America, Inc.		4.8750	01/15/28	1,700,100

	INSTITUTIONAL FINANCIAL SERVICES — 1.1%
4,125,000	Morgan Stanley[7]	SOFRRATE + 0.745%	0.8640	10/21/25	3,808,145

	INSURANCE — 0.8%
1,015,000	Aflac, Inc.		1.1250	03/15/26	918,046
2,000,000	Pacific Life Global Funding II2		1.3750	04/14/26	1,805,692
					2,723,738
	MACHINERY — 1.0%
2,000,000	Mueller Water Products, Inc.[2]		4.0000	06/15/29	1,747,340
1,875,000	Xylem, Inc.		1.9500	01/30/28	1,660,482
					3,407,822
	OIL & GAS PRODUCERS — 0.3%
1,000,000	Cheniere Energy Partners, L.P.		4.5000	10/01/29	894,435

	REAL ESTATE INVESTMENT TRUSTS — 3.7%
2,175,000	Alexandria Real Estate Equities, Inc.		3.8000	04/15/26	2,136,546
1,500,000	American Tower Corporation		4.0500	03/15/32	1,372,530
2,850,000	AvalonBay Communities, Inc.		2.0500	01/15/32	2,362,004
1,750,000	HAT Holdings I, LLC/HAT Holdings II, LLC[2]		3.3750	06/15/26	1,509,541

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 28.4% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 3.7% (Continued)
1,985,000	Prologis, L.P.		1.2500	10/15/30	$1,575,115
2,210,000	Public Storage[7]	SOFRRATE + 0.470%	1.2840	04/23/24	2,179,840
2,000,000	Welltower, Inc.		2.7000	02/15/27	1,851,349
					12,986,925
	RETAIL - DISCRETIONARY — 0.9%
1,565,000	Asbury Automotive Group, Inc.		4.5000	03/01/28	1,359,805
1,920,000	Builders FirstSource, Inc.[2]		4.2500	02/01/32	1,465,123
500,000	Penske Automotive Group, Inc.		3.5000	09/01/25	469,555
					3,294,483
	SEMICONDUCTORS — 1.4%
1,185,000	Amkor Technology, Inc.[2]		6.6250	09/15/27	1,123,789
2,800,000	NXP BV/NXP Funding, LLC/NXP USA, Inc.		2.5000	05/11/31	2,310,974
1,925,000	Synaptics, Inc.[2]		4.0000	06/15/29	1,565,968
					5,000,731
	SOFTWARE — 0.3%
1,000,000	Workday, Inc.		3.8000	04/01/32	917,578

	TECHNOLOGY SERVICES — 0.2%
900,000	Visa, Inc.		0.7500	08/15/27	782,749

	WHOLESALE - CONSUMER STAPLES — 0.7%
2,775,000	Sysco Corporation		2.4000	02/15/30	2,375,355

	TOTAL CORPORATE BONDS (Cost $110,896,818)				98,783,843

Principal Amount ($)			Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 1.8%
	COMBINED UTILITIES — 0.5%
1,475,000	City of Tacoma, WA Electric System Revenue		5.6410	01/01/27	1,586,102

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 1.8% (Continued)
	COUNTY — 0.0%[8]
150,000	City & County of Honolulu, HI	2.5180	10/01/26	$143,829

	MULTI-FAMILY HOUSING — 0.2%
500,000	New York City Housing Development Corporation	1.3500	11/01/26	468,639
100,000	New York State Housing Finance Agency	0.6500	05/01/25	94,473
				563,112
	OTHER — 0.1%
425,000	California Municipal Finance Authority	1.4860	11/01/22	423,814

	RESOURCE RECOVERY — 0.0%[8]
100,000	City of Napa, CA Solid Waste Revenue	2.3300	08/01/25	96,946

	SINGLE-FAMILY HOUSING — 0.2%
200,000	Pennsylvania Housing Finance Agency	5.0000	04/01/23	204,275
505,000	Texas Department of Housing & Community Affairs	0.4500	01/01/24	491,922
				696,197
	STATE — 0.3%
200,000	State of Oregon	0.8950	05/01/25	187,729
250,000	State of Oregon	1.1850	05/01/26	231,483
500,000	State of Oregon	1.3150	05/01/27	454,806
				874,018
	WATER AND SEWER — 0.5%
2,000,000	City of Aurora, CO Water Revenue	2.0980	08/01/34	1,641,334
200,000	City of Los Angeles, CA Wastewater System Revenue	3.6940	06/01/32	189,448
				1,830,782
	TOTAL MUNICIPAL BONDS (Cost $6,918,007)			6,214,800

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 17.9%
	AGENCY FIXED RATE — 10.8%
69,062	Fannie Mae Pool FM1944	5.5000	11/01/25	69,391
406,249	Fannie Mae Pool MA2915	3.0000	02/01/27	405,875
1,102,988	Fannie Mae Pool MA4263	1.5000	02/01/31	1,050,777

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 17.9% (Continued)
	AGENCY FIXED RATE — 10.8% (Continued)
1,171,578	Fannie Mae Pool MA4284	1.5000	03/01/31	$1,116,106
758,107	Fannie Mae Pool FM3333	2.0000	06/01/35	709,946
563,644	Fannie Mae Pool MA4095	2.0000	08/01/35	527,832
492,140	Fannie Mae Pool BM5466	2.5000	10/01/43	449,307
74,838	Fannie Mae Pool AL7767	4.5000	06/01/44	75,623
485,270	Fannie Mae Pool BM5975	3.0000	12/01/45	464,250
411,874	Fannie Mae Pool MA2806	3.0000	11/01/46	390,552
434,549	Fannie Mae Pool BM5976	3.0000	02/01/47	415,168
1,015,202	Fannie Mae Pool BP5878	2.5000	06/01/50	918,297
1,463,703	Fannie Mae Pool MA4096	2.5000	08/01/50	1,327,368
1,668,203	Fannie Mae Pool MA4306	2.5000	04/01/51	1,507,056
1,673,860	Fannie Mae Pool MA4326	2.5000	05/01/51	1,512,175
1,971,979	Fannie Mae Pool MA4327	3.0000	05/01/51	1,843,778
1,993,414	Fannie Mae Pool MA4356	2.5000	06/01/51	1,804,435
2,439,437	Fannie Mae Pool MA4379	2.5000	07/01/51	2,203,576
3,899,866	Fannie Mae Pool CB2661	3.0000	01/01/52	3,647,583
3,667,837	Fannie Mae Pool MA4600	3.5000	05/01/52	3,538,387
3,112,830	Fannie Mae Pool MA4625	3.5000	06/01/52	3,002,969
1,750,000	Fannie Mae Pool MA4655	4.0000	07/01/52	1,731,141
83,497	Freddie Mac Gold Pool G16544	4.0000	05/01/32	84,621
912,623	Freddie Mac Pool ZS9163	3.0000	09/01/33	897,751
756,546	Freddie Mac Pool ZS9382	3.0000	09/01/43	724,477
676,603	Freddie Mac Pool SD8089	2.5000	07/01/50	611,862
1,474,448	Freddie Mac Pool SD8122	2.5000	01/01/51	1,332,215
1,998,002	Freddie Mac Pool RA5696	2.5000	08/01/51	1,804,526
3,220,784	Freddie Mac Pool SD8214	3.5000	05/01/52	3,107,113
399,972	Ginnie Mae II Pool MA3375	3.0000	01/20/46	384,117
				37,658,274
	GOVERNMENT OWNED, NO GUARANTEE — 4.3%
1,000,000	Federal Home Loan Mortgage Corporation	0.3200	11/02/23	966,657
2,125,000	Federal Home Loan Mortgage Corporation	0.3000	11/16/23	2,050,576
1,000,000	Federal Home Loan Mortgage Corporation	0.6500	10/27/25	921,234
1,000,000	Federal Home Loan Mortgage Corporation	0.7500	06/23/26	908,009
2,500,000	Federal Home Loan Mortgage Corporation	6.2500	07/15/32	3,115,306

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS (Continued)	June 30, 2022

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 17.9% (Continued)
	GOVERNMENT OWNED, NO GUARANTEE — 4.3% (Continued)
1,000,000	Federal National Mortgage Association	0.3100	02/02/24	$958,961
1,000,000	Federal National Mortgage Association	2.1250	04/24/26	967,233
1,500,000	Federal National Mortgage Association	0.8750	12/18/26	1,351,735
4,350,000	Federal National Mortgage Association	0.8750	08/05/30	3,606,413
				14,846,124
	GOVERNMENT SPONSORED — 2.8%
3,500,000	Federal Farm Credit Banks Funding Corporation	0.3500	06/08/23	3,419,949
2,500,000	Federal Farm Credit Banks Funding Corporation	0.4400	11/04/24	2,356,374
1,000,000	Federal Farm Credit Banks Funding Corporation	0.8750	02/03/25	943,668
1,000,000	Federal Farm Credit Banks Funding Corporation	0.4800	03/03/25	933,452
1,000,000	Federal Farm Credit Banks Funding Corporation	3.1250	04/26/30	976,060
1,250,000	Federal Farm Credit Banks Funding Corporation	1.7300	09/22/31	1,068,368
				9,697,871
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $66,440,782)			62,202,269

Shares				Fair Value
	SHORT-TERM INVESTMENTS — 1.0%
	MONEY MARKET FUNDS - 1.0%
102,153	Fidelity Government Portfolio, Class I, 1.21%[9]			102,153
3,466,006	First American Government Obligations Fund, Class U, 1.31%[9]			3,466,006
	TOTAL MONEY MARKET FUNDS (Cost $3,568,159)			3,568,159

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,568,159)			3,568,159

	TOTAL INVESTMENTS - 97.2% (Cost $355,431,014)			$338,409,422
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%			9,757,929
	NET ASSETS - 100.0%			$348,167,351

LLC	- Limited Liability Company

L.P.	- Limited Partnership

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

1.	Non-income producing security.

2.	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2022 the total market value of 144A securities is $21,164,212 or 6.1% of net assets.

3.	Zero coupon bond.

4.	Illiquid security. The total fair value of these securities as of June 30, 2022 was $3,800,000, representing 1.1% of net assets.

5.	The value of this security has been determined in good faith under policies of the Board of Trustees.

6.	Restricted security. See Note 6 for additional details.

7.	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

8.	Percentage rounds to less than 0.1%.

9.	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes to financial statements.

Eventide Funds
Statements of Assets and Liabilities	June 30, 2022

	Eventide	Eventide	Eventide		Eventide
	Core Bond	Dividend	Exponential	Eventide	Healthcare &
	Fund	Opportunities Fund	Technologies Fund	Gilead Fund	Life Sciences Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$79,977,165	$434,389,888	$102,356,339	$2,588,587,163	$992,007,694
Affiliated investments at cost	—	—	—	128,855,598	460,051,487
Investments at cost	79,977,165	434,389,888	102,356,339	2,717,442,761	1,452,059,181
Unaffiliated investments at value	$70,628,711	$400,508,496	$89,061,159	$3,199,217,433	$980,593,284
Affiliated investments at value	—	—	—	95,434,853	266,440,840
Total investments at value	70,628,711	400,508,496	89,061,159	3,294,652,286	1,247,034,124
Cash held at custodian	1,866,613	20,574,276	4,867,735	177,747,917	64,684,902
Cash held at broker	—	100,432	958,196	11,714,738	7,001,730
Receivable for securities sold	—	—	819,699	—	—
Receivable for Fund shares sold	63,755	521,577	25,441	2,071,161	8,108,719
Dividends and interest receivable	418,417	345,730	25,917	879,243	105,825
Prepaid expenses and other assets	3,224	97,941	20,355	239,994	136,633
TOTAL ASSETS	72,980,720	422,148,452	95,778,502	3,487,305,339	1,327,071,933
LIABILITIES
Payable for investments purchased	330,844	1,483,610	739,237	3,799,635	—
Payable for Fund shares repurchased	85,571	375,674	44,535	2,959,874	4,006,338
Management fees payable	23,248	250,761	89,085	2,870,747	1,144,472
Distribution (12b-1) fees payable	—	46,756	15,400	54,113	3,719
Compliance officer fees payable	—	—	—	15	25
Payable to related parties	26,412	26,189	14,030	318,689	123,402
Accrued expenses and other liabilities	49,656	6,894	31,481	305,385	227,928
TOTAL LIABILITIES	515,731	2,189,884	933,768	10,308,458	5,505,884
NET ASSETS	$72,464,989	$419,958,568	$94,844,734	$3,476,996,881	$1,321,566,049
Composition of Net Assets:
Paid in capital	$89,097,746	$450,104,434	$139,213,764	$2,744,122,567	$1,669,927,698
Accumulated earnings (losses)	(16,632,757)	(30,145,866)	(44,369,030)	732,874,314	(348,361,649)
NET ASSETS	$72,464,989	$419,958,568	$94,844,734	$3,476,996,881	$1,321,566,049

See accompanying notes to financial statements.

Eventide Funds
Statements of Assets and Liabilities (Continued)	June 30, 2022

	Eventide	Eventide	Eventide			Eventide
	Core Bond	Dividend	Exponential		Eventide	Healthcare &
	Fund	Opportunities Fund	Technologies Fund		Gilead Fund	Life Sciences Fund
Net Asset Value Per Share:
Class N Shares:
Net Assets	$58,166,393	$74,939,858	$12,479,029		$529,868,702	$115,954,304
Shares of beneficial interest outstanding [1]	6,918,542	5,581,558	1,142,262		12,016,515	4,372,461
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$8.41	$13.43	$10.92	[2]	$44.10	$26.52
Class A Shares:
Net Assets	$197,145	$29,242,649	$7,376,773		$302,170,714	$114,642,445
Shares of beneficial interest outstanding [1]	23,345	2,177,203	674,914		6,894,027	4,352,501
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.44	$13.43	$10.93	[2]	$43.83	$26.34
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$8.95	$14.25	$11.60		$46.50	$27.95
Class C Shares:
Net Assets	$224,374	$9,974,764	$2,422,224		$235,966,605	$66,539,761
Shares of beneficial interest outstanding [1]	26,821	747,859	224,961		6,035,801	2,730,568
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$8.37	$13.34	$10.77	[2]	$39.09	$24.37
Class I Shares:
Net Assets	$13,877,077	$305,801,297	$72,566,708		$2,408,990,860	$1,024,429,539
Shares of beneficial interest outstanding [1]	1,650,614	22,758,418	6,612,788		53,109,913	37,876,824
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$8.41	$13.44	$10.97	[2]	$45.36	$27.05

1.	Unlimited number of shares of beneficial interest authorized, no par value.

2.	Redemptions made in the Eventide Exponential Technologies Fund less than 180 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Eventide Funds
Statements of Assets and Liabilities (Continued)	June 30, 2022

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund
ASSETS
Investment securities:
Unaffiliated investments at cost	$189,007,877	$355,431,014
Unaffiliated investments at value	$177,916,160	$338,409,422
Cash held at custodian	3,094,059	9,360,053
Cash held at broker	—	104,029
Receivable for securities sold	273,782	—
Receivable for Fund shares sold	176,595	310,490
Dividends and interest receivable	782,679	1,154,712
Prepaid expenses and other assets	31,282	82,815
TOTAL ASSETS	182,274,557	349,421,521

LIABILITIES
Payable for investments purchased	—	752,593
Payable for Fund shares repurchased	122,668	210,511
Management fees payable	27,412	175,956
Distribution (12b-1) fees payable	—	67,546
Payable to related parties	21,825	39,012
Accrued expenses and other liabilities	47,402	8,552
TOTAL LIABILITIES	219,307	1,254,170
NET ASSETS	$182,055,250	$348,167,351

Composition of Net Assets:
Paid in capital	$195,288,172	$360,991,480
Accumulated losses	(13,232,922)	(12,824,129)
NET ASSETS	$182,055,250	$348,167,351

See accompanying notes to financial statements.

Eventide Funds
Statements of Assets and Liabilities (Continued)	June 30, 2022

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund
Net Asset Value Per Share:
Class N Shares:
Net Assets	$5,622,227	$34,855,510
Shares of beneficial interest outstanding [1]	578,264	2,876,468
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$9.72	$12.12

Class A Shares:
Net Assets	$22,209,513	$25,744,143
Shares of beneficial interest outstanding [1]	2,278,996	2,120,214
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.75	$12.14

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.34	$12.88

Class C Shares:
Net Assets	$1,677,596	$18,146,293
Shares of beneficial interest outstanding [1]	173,266	1,504,982
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$9.68	$12.06

Class I Shares:
Net Assets	$152,545,914	$269,421,405
Shares of beneficial interest outstanding [1]	15,303,714	22,228,266
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share	$9.97	$12.12

1.	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Eventide Funds
Statements of Operations	For the Year Ended June 30, 2022

	Eventide	Eventide	Eventide		Eventide
	Core Bond	Dividend	Exponential	Eventide	Healthcare &
	Fund	Opportunities Fund	Technologies Fund	Gilead Fund	Life Sciences Fund

INVESTMENT INCOME
Dividend income	$—	$6,847,586	$107,996	$21,495,916	$100,942
Interest	1,863,389	91,032	13,226	1,000,456	162,874
Less: Foreign dividend withholding taxes	—	(45,847)	—	(852,851)	(87,532)
TOTAL INVESTMENT INCOME	1,863,389	6,892,771	121,222	21,643,521	176,284

EXPENSES
Management fees	414,520	3,325,634	1,449,545	45,380,165	19,899,787
Distribution (12b-1) fees:
Class N	120,940	168,897	33,961	1,475,011	341,483
Class A	716	72,212	22,121	1,044,126	401,425
Class C	1,637	90,167	29,081	3,476,019	986,905
Shareholder servicing fees	179,504	447,115	155,186	4,419,501	1,907,175
Administrative fees	70,822	130,743	45,502	1,319,841	504,114
Registration fees	58,850	87,500	76,791	182,500	127,750
Management services fees	25,959	90,870	29,190	916,929	346,326
Transfer agent fees	18,750	48,072	32,231	327,849	178,607
Printing and postage expenses	18,639	67,770	17,181	344,593	153,111
Audit fees	15,250	13,750	13,245	37,000	25,001
Legal fees	14,405	11,764	11,938	13,831	17,775
Trustees fees and expenses	12,926	12,926	12,926	12,926	12,926
Compliance officer fees	11,373	18,225	10,221	128,066	52,591
Custodian fees	7,355	21,324	8,119	240,321	94,051
Line of credit interest	—	—	35	—	—
Insurance expense	1,830	5,039	2,251	91,400	45,625
Other expenses	17,900	4,466	15,106	66,738	75,682
TOTAL EXPENSES	991,376	4,616,474	1,964,630	59,476,816	25,170,334

Less: Fees waived/reimbursed by the Manager	(201,020)	—	—	—	—
Plus: Recapture of fees previously waived	—	107,884	—	—	—
NET EXPENSES	790,356	4,724,358	1,964,630	59,476,816	25,170,334

NET INVESTMENT INCOME (LOSS)	1,073,033	2,168,413	(1,843,408)	(37,833,295)	(24,994,050)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	(6,461,166)	13,552,049	(29,061,982)	359,539,265	(101,765,416)
Affiliated investments (See Note 5)	—	—	—	(34,805,878)	59,713,337
Securities sold short	—	—	(121,196)	—	—
Net realized gain (loss)	(6,461,166)	13,552,049	(29,183,178)	324,733,387	(42,052,079)
Net change in unrealized depreciation on:
Unaffiliated investments	(8,302,256)	(89,452,647)	(38,234,099)	(2,006,645,933)	(382,215,549)
Affiliated investments (See Note 5)	—	—	—	(27,629,575)	(295,498,912)
Unfunded commitment	—	—	—	—	77,000
Net change in unrealized depreciation	(8,302,256)	(89,452,647)	(38,234,099)	(2,034,275,508)	(677,637,461)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(14,763,422)	(75,900,598)	(67,417,277)	(1,709,542,121)	(719,689,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,690,389)	$(73,732,185)	$(69,260,685)	$(1,747,375,416)	$(744,683,590)

See accompanying notes to financial statements.

Eventide Funds
Statements of Operations (Continued)	For the Year Ended June 30, 2022

	Eventide	Eventide
	Limited-Term	Multi-Asset
	Bond Fund	Income Fund

INVESTMENT INCOME
Dividend income	$—	$3,757,988
Interest	2,266,921	3,240,516
Less: Foreign dividend withholding taxes	—	(38,639)
TOTAL INVESTMENT INCOME	2,266,921	6,959,865

EXPENSES
Management fees	628,114	2,417,113
Distribution (12b-1) fees:
Class N	13,502	84,473
Class A	67,070	68,261
Class C	16,439	203,921
Shareholder servicing fees	225,277	321,233
Administrative fees	82,103	143,695
Registration fees	72,080	100,350
Management services fees	40,697	81,609
Printing and postage expenses	35,244	67,136
Audit fees	29,677	19,750
Transfer agent fees	27,715	45,089
Compliance officer fees	13,178	18,579
Trustees fees and expenses	12,926	12,929
Legal fees	12,823	12,420
Custodian fees	11,968	23,707
Insurance expense	2,924	7,310
Other expenses	17,581	4,742
TOTAL EXPENSES	1,309,318	3,632,317

Less: Fees waived/reimbursed by the Manager	(165,476)	—
Plus: Recapture of fees previously waived	—	68,264
NET EXPENSES	1,143,842	3,700,581

NET INVESTMENT INCOME	1,123,079	3,259,284

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Investments	(1,842,031)	12,372,872
Foreign currency transactions	—	716
Net realized gain (loss)	(1,842,031)	12,373,588
Net change in unrealized depreciation on:
Investments	(11,453,973)	(56,988,479)
Foreign currency translations	—	(182)
Net change in unrealized depreciation	(11,453,973)	(56,988,661)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(13,296,004)	(44,615,073)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,172,925)	$(41,355,789)

See accompanying notes to financial statements.

Eventide Core Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 [1]

FROM OPERATIONS
Net investment income	$1,073,033	$462,069
Net realized loss from investments	(6,461,166)	(431,580)
Net change in unrealized depreciation on investments	(8,302,256)	(1,046,198)
Net decrease in net assets resulting from operations	(13,690,389)	(1,015,709)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(729,933)	(322,258)
Class A	(3,145)	(606)
Class C	(1,363)	(321)
Class I	(574,609)	(339,359)
Return of Capital
Class N	(109,235)	(222,988)
Class A	(366)	(1,108)
Class C	(219)	(283)
Class I	(42,656)	(147,702)
Total distributions to shareholders	(1,461,526)	(1,034,625)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	19,899,042	67,145,992
Class A	135,918	387,003
Class C	211,387	168,997
Class I	23,817,414	82,508,833
Net asset value of shares issued in reinvestment of distributions:
Class N	838,996	533,346
Class A	3,469	1,683
Class C	1,583	604
Class I	590,448	477,898
Payments for shares repurchased:
Class N	(10,625,350)	(9,857,051)
Class A	(294,028)	—
Class C	(131,770)	(5,000)
Class I	(68,398,673)	(17,743,503)
Net increase (decrease) in net assets from shares of beneficial interest	(33,951,564)	123,618,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,103,479)	121,568,468

NET ASSETS
Beginning of Year/Period	121,568,468	—
End of Year/Period	$72,464,989	$121,568,468

1.	Eventide Core Bond Fund commenced on July 31, 2020.

See accompanying notes to financial statements.

Eventide Core Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 [1]

SHARE ACTIVITY
Class N:
Shares Sold	2,119,735	6,820,749
Shares Reinvested	94,241	55,092
Shares Repurchased	(1,156,503)	(1,014,772)
Net increase in shares of beneficial interest outstanding	1,057,473	5,861,069

Class A:
Shares Sold	14,231	39,365
Shares Reinvested	382	173
Shares Repurchased	(30,806)	—
Net increase (decrease) in shares of beneficial interest outstanding	(16,193)	39,538

Class C:
Shares Sold	23,636	17,398
Shares Reinvested	181	63
Shares Repurchased	(13,937)	(520)
Net increase in shares of beneficial interest outstanding	9,880	16,941

Class I:
Shares Sold	2,561,464	8,442,537
Shares Reinvested	63,677	49,776
Shares Repurchased	(7,637,167)	(1,829,673)
Net increase (decrease) in shares of beneficial interest outstanding	(5,012,026)	6,662,640

1.	Eventide Core Bond Fund commenced on July 31, 2020.

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

FROM OPERATIONS
Net investment income	$2,168,413	$696,773
Net realized gain from investments	13,552,049	7,623,203
Net change in unrealized appreciation (depreciation) on investments	(89,452,647)	50,259,168
Net increase (decrease) in net assets resulting from operations	(73,732,185)	58,579,144

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(2,519,406)	(459,803)
Class A	(839,193)	(94,676)
Class C	(227,687)	(11,690)
Class I	(10,661,211)	(1,538,899)
Total distributions to shareholders	(14,247,497)	(2,105,068)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	56,461,865	53,167,267
Class A	27,762,830	13,025,847
Class C	9,864,580	3,363,245
Class I	344,005,015	201,466,237
Net asset value of shares issued in reinvestment of distributions:
Class N	2,359,627	434,911
Class A	792,135	89,617
Class C	221,407	10,600
Class I	10,078,130	1,388,798
Payments for shares repurchased:
Class N	(40,190,024)	(15,941,402)
Class A	(10,920,219)	(1,123,710)
Class C	(2,404,711)	(342,763)
Class I	(220,287,662)	(49,435,208)
Net increase in net assets from shares of beneficial interest	177,742,973	206,103,439

TOTAL INCREASE IN NET ASSETS	89,763,291	262,577,515

NET ASSETS
Beginning of Year	330,195,277	67,617,762
End of Year	$419,958,568	$330,195,277

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

SHARE ACTIVITY
Class N:
Shares Sold	3,486,424	3,822,544
Shares Reinvested	142,270	30,288
Shares Repurchased	(2,496,966)	(1,109,803)
Net increase in shares of beneficial interest outstanding	1,131,728	2,743,029

Class A:
Shares Sold	1,707,341	908,333
Shares Reinvested	47,967	6,142
Shares Repurchased	(705,272)	(80,119)
Net increase in shares of beneficial interest outstanding	1,050,036	834,356

Class C:
Shares Sold	604,239	233,407
Shares Reinvested	13,203	734
Shares Repurchased	(155,395)	(24,208)
Net increase in shares of beneficial interest outstanding	462,047	209,933

Class I:
Shares Sold	21,354,456	14,366,398
Shares Reinvested	609,287	94,156
Shares Repurchased	(14,155,468)	(3,648,467)
Net increase in shares of beneficial interest outstanding	7,808,275	10,812,087

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021 [1]

FROM OPERATIONS
Net investment loss	$(1,843,408)	$(754,259)
Net realized gain (loss) from investments and securities sold short	(29,183,178)	1,703,362
Net change in unrealized appreciation (depreciation) on investments	(38,234,099)	24,938,919
Net increase (decrease) in net assets resulting from operations	(69,260,685)	25,888,022

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(255,449)	(3,796)
Class A	(126,950)	(2,461)
Class C	(41,959)	(370)
Class I	(1,482,367)	(47,116)
Total distributions to shareholders	(1,906,725)	(53,743)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	12,127,019	13,563,942
Class A	6,263,795	6,681,313
Class C	2,958,436	1,760,426
Class I	71,123,517	97,765,316
Net asset value of shares issued in reinvestment of distributions:
Class N	226,434	3,785
Class A	119,077	2,328
Class C	40,806	194
Class I	1,436,229	46,277
Redemption fee proceeds:
Class N	7,981	6,474
Class A	4,019	3,033
Class C	1,370	534
Class I	55,043	46,292
Payments for shares repurchased:
Class N	(6,089,688)	(563,492)
Class A	(1,682,918)	(410,975)
Class C	(953,062)	(12)
Class I	(41,904,207)	(22,461,421)
Net increase in net assets from shares of beneficial interest	43,733,851	96,444,014

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,433,559)	122,278,293

NET ASSETS
Beginning of Year	122,278,293	—
End of Year	$94,844,734	$122,278,293

1.	Eventide Exponential Technologies Fund commenced on June 30, 2020.

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021 [1]

SHARE ACTIVITY
Class N:
Shares Sold	721,035	858,364
Shares Reinvested	13,359	240
Shares Repurchased	(416,618)	(34,118)
Net increase in shares of beneficial interest outstanding	317,776	824,486

Class A:
Shares Sold	375,322	425,592
Shares Reinvested	7,025	148
Shares Repurchased	(109,002)	(24,171)
Net increase in shares of beneficial interest outstanding	273,345	401,569

Class C:
Shares Sold	172,387	108,948
Shares Reinvested	2,433	12
Shares Repurchased	(58,818)	(1)
Net increase in shares of beneficial interest outstanding	116,002	108,959

Class I:
Shares Sold	4,328,347	6,448,395
Shares Reinvested	84,434	2,931
Shares Repurchased	(2,862,825)	(1,388,494)
Net increase in shares of beneficial interest outstanding	1,549,956	5,062,832

1.	Eventide Exponential Technologies Fund commenced on June 30, 2020.

See accompanying notes to financial statements.

Eventide Gilead Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

FROM OPERATIONS
Net investment loss	$(37,833,295)	$(33,380,713)
Net realized gain from investments and securities sold short	324,733,387	238,635,066
Net change in unrealized appreciation (depreciation) on investments	(2,034,275,508)	1,412,572,799
Net increase (decrease) in net assets resulting from operations	(1,747,375,416)	1,617,827,152

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(50,029,637)	(5,970,623)
Class A	(28,422,072)	(3,250,044)
Class C	(26,952,726)	(3,300,616)
Class I	(222,170,791)	(22,743,540)
Total distributions to shareholders	(327,575,226)	(35,264,823)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	166,322,263	192,820,137
Class A	162,435,956	83,212,273
Class C	107,364,226	45,676,213
Class I	1,036,497,941	1,181,762,348
Net asset value of shares issued in reinvestment of distributions:
Class N	46,771,045	5,589,536
Class A	25,974,652	2,926,932
Class C	25,761,719	3,181,501
Class I	193,528,454	19,752,008
Payments for shares repurchased:
Class N	(198,598,681)	(186,452,826)
Class A	(167,012,421)	(73,359,102)
Class C	(149,099,850)	(65,078,369)
Class I	(911,160,701)	(716,792,666)
Net increase in net assets from shares of beneficial interest	338,784,603	493,237,985

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,736,166,039)	2,075,800,314

NET ASSETS
Beginning of Year	5,213,162,920	3,137,362,606
End of Year	$3,476,996,881	$5,213,162,920

See accompanying notes to financial statements.

Eventide Gilead Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

SHARE ACTIVITY
Class N:
Shares Sold	2,800,311	3,215,074
Shares Reinvested	741,808	87,886
Shares Repurchased	(3,366,988)	(3,123,395)
Net increase in shares of beneficial interest outstanding	175,131	179,565

Class A:
Shares Sold	2,529,402	1,368,159
Shares Reinvested	414,401	46,261
Shares Repurchased	(2,647,269)	(1,232,038)
Net increase in shares of beneficial interest outstanding	296,534	182,382

Class C:
Shares Sold	1,773,495	827,815
Shares Reinvested	458,834	55,292
Shares Repurchased	(2,616,327)	(1,212,358)
Net decrease in shares of beneficial interest outstanding	(383,998)	(329,251)

Class I:
Shares Sold	16,796,336	19,100,844
Shares Reinvested	2,986,985	303,363
Shares Repurchased	(15,837,222)	(11,654,262)
Net increase in shares of beneficial interest outstanding	3,946,099	7,749,945

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

FROM OPERATIONS
Net investment loss	$(24,994,050)	$(28,093,683)
Net realized gain (loss) from investments	(42,052,079)	258,302,350
Net change in unrealized depreciation on investments	(677,637,461)	(82,295,450)
Net increase (decrease) in net assets resulting from operations	(744,683,590)	147,913,217

DISTRIBUTIONS TO SHAREHOLDERS
Class N	(18,248,290)	(9,647,055)
Class A	(17,603,937)	(7,687,684)
Class C	(10,868,612)	(5,173,596)
Class I	(145,913,984)	(54,725,127)
Total distributions to shareholders	(192,634,823)	(77,233,462)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	57,285,702	76,993,620
Class A	57,861,212	45,117,249
Class C	34,729,716	31,524,982
Class I	793,174,870	721,921,602
Net asset value of shares issued in reinvestment of distributions:
Class N	17,652,005	9,043,907
Class A	14,878,863	6,612,901
Class C	10,395,415	4,970,800
Class I	105,640,209	38,688,881
Redemption fee proceeds:
Class N	—	11,990
Class A	—	9,523
Class C	—	5,389
Class I	—	58,207
Payments for shares repurchased:
Class N	(99,392,035)	(103,035,810)
Class A	(65,373,637)	(44,660,132)
Class C	(47,488,416)	(25,096,454)
Class I	(733,072,589)	(351,928,327)
Net increase in net assets from shares of beneficial interest	146,291,315	410,238,328

TOTAL INCREASE (DECREASE) IN NET ASSETS	(791,027,098)	480,918,083

NET ASSETS
Beginning of Year	2,112,593,147	1,631,675,064
End of Year	$1,321,566,049	$2,112,593,147

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

SHARE ACTIVITY
Class N:
Shares Sold	1,575,629	1,557,411
Shares Reinvested	464,771	163,720
Shares Repurchased	(2,591,532)	(2,138,910)
Net decrease in shares of beneficial interest outstanding	(551,132)	(417,779)

Class A:
Shares Sold	1,538,348	907,462
Shares Reinvested	394,351	120,432
Shares Repurchased	(1,756,110)	(916,229)
Net increase in shares of beneficial interest outstanding	176,589	111,665

Class C:
Shares Sold	993,106	687,765
Shares Reinvested	296,588	96,746
Shares Repurchased	(1,372,431)	(540,421)
Net increase (decrease) in shares of beneficial interest outstanding	(82,737)	244,090

Class I:
Shares Sold	22,293,426	14,318,390
Shares Reinvested	2,730,427	688,414
Shares Repurchased	(20,587,267)	(7,030,013)
Net increase in shares of beneficial interest outstanding	4,436,586	7,976,791

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

FROM OPERATIONS
Net investment income	$1,123,079	$500,134
Net realized gain (loss) from investments	(1,842,031)	1,182,506
Net change in unrealized depreciation on investments	(11,453,973)	(1,280,595)
Net increase (decrease) in net assets resulting from operations	(12,172,925)	402,045

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(45,786)	(133,419)
Class A	(167,972)	(265,549)
Class C	(2,773)	(8,454)
Class I	(1,134,005)	(1,099,179)
Return of Capital
Class N	(31,408)	(45,054)
Class A	(118,494)	(84,255)
Class C	(3,171)	(4,468)
Class I	(936,564)	(302,154)
Total distributions to shareholders	(2,440,173)	(1,942,532)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	6,269,296	14,270,540
Class A	14,052,234	31,460,204
Class C	1,052,949	2,001,451
Class I	113,802,147	155,897,030
Net asset value of shares issued in reinvestment of distributions:
Class N	76,046	168,388
Class A	283,529	344,028
Class C	5,863	12,608
Class I	1,812,738	1,232,507
Payments for shares repurchased:
Class N	(7,137,893)	(45,531,212)
Class A	(19,743,210)	(14,746,081)
Class C	(801,836)	(847,888)
Class I	(95,139,344)	(40,678,757)
Net increase in net assets from shares of beneficial interest	14,532,519	103,582,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,579)	102,042,331

NET ASSETS
Beginning of Year	182,135,829	80,093,498
End of Year	$182,055,250	$182,135,829

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

SHARE ACTIVITY
Class N:
Shares Sold	604,525	1,344,093
Shares Reinvested	7,479	15,879
Shares Repurchased	(692,333)	(4,275,787)
Net decrease in shares of beneficial interest outstanding	(80,329)	(2,915,815)

Class A:
Shares Sold	1,367,565	2,965,865
Shares Reinvested	27,833	32,464
Shares Repurchased	(1,931,999)	(1,390,929)
Net increase (decrease) in shares of beneficial interest outstanding	(536,601)	1,607,400

Class C:
Shares Sold	103,863	189,346
Shares Reinvested	585	1,195
Shares Repurchased	(79,079)	(80,469)
Net increase in shares of beneficial interest outstanding	25,369	110,072

Class I:
Shares Sold	10,908,339	14,394,806
Shares Reinvested	174,506	113,884
Shares Repurchased	(9,184,513)	(3,752,820)
Net increase in shares of beneficial interest outstanding	1,898,332	10,755,870

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

FROM OPERATIONS
Net investment income	$3,259,284	$1,610,146
Net realized gain from investments and foreign currency transactions	12,373,588	18,930,690
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(56,988,661)	28,048,870
Net increase (decrease) in net assets resulting from operations	(41,355,789)	48,589,706

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class N	(2,564,067)	(435,050)
Class A	(1,586,555)	(232,854)
Class C	(1,068,493)	(106,698)
Class I	(19,496,798)	(2,941,218)
Total distributions to shareholders	(24,715,913)	(3,715,820)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	21,618,583	28,353,223
Class A	14,677,481	11,815,100
Class C	7,579,621	10,797,252
Class I	132,340,650	167,708,325
Net asset value of shares issued in reinvestment of distributions:
Class N	2,432,723	377,931
Class A	1,478,839	211,608
Class C	981,945	91,156
Class I	18,045,148	2,483,792
Payments for shares repurchased:
Class N	(22,348,326)	(13,962,839)
Class A	(8,906,607)	(2,705,184)
Class C	(5,981,374)	(2,714,033)
Class I	(108,791,176)	(34,717,110)
Net increase in net assets from shares of beneficial interest	53,127,507	167,739,221

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,944,195)	212,613,107

NET ASSETS
Beginning of Year	361,111,546	148,498,439
End of Year	$348,167,351	$361,111,546

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

SHARE ACTIVITY
Class N:
Shares Sold	1,536,893	2,120,840
Shares Reinvested	171,600	28,652
Shares Repurchased	(1,642,775)	(1,048,409)
Net increase in shares of beneficial interest outstanding	65,718	1,101,083

Class A:
Shares Sold	1,037,604	882,483
Shares Reinvested	104,231	16,099
Shares Repurchased	(648,352)	(208,786)
Net increase in shares of beneficial interest outstanding	493,483	689,796

Class C:
Shares Sold	537,741	819,044
Shares Reinvested	69,409	7,020
Shares Repurchased	(436,807)	(204,908)
Net increase in shares of beneficial interest outstanding	170,343	621,156

Class I:
Shares Sold	9,464,878	12,420,609
Shares Reinvested	1,274,539	187,803
Shares Repurchased	(8,146,723)	(2,665,175)
Net increase in shares of beneficial interest outstanding	2,592,694	9,943,237

See accompanying notes to financial statements.

Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class N

	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of period	$9.66	$10.00

Activity from investment operations:
Net investment income [1]	0.08	0.05
Net realized and unrealized loss on investments	(1.20)	(0.29)
Total from investment operations	(1.12)	(0.24)

Less distributions from:
Net investment income	(0.11)	(0.05)
Return of capital	(0.02)	(0.05)
Total distributions	(0.13)	(0.10)

Net asset value, end of period	$8.41	$9.66

Total return [2]	(11.69)%	(2.39	)% [5]

Net assets, at end of period (000s)	$58,166	$56,644

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.96%	0.89	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.78%	0.78	% [6]
Ratio of net investment income to average net assets [4,7]	0.88%	0.53	% [6]

Portfolio Turnover Rate	56%	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class A

	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of period	$9.71	$10.00

Activity from investment operations:
Net investment income [1]	0.07	0.05
Net realized and unrealized loss on investments	(1.22)	(0.27)
Total from investment operations	(1.15)	(0.22)

Less distributions from:
Net investment income	(0.10)	(0.02)
Return of capital	(0.02)	(0.05)
Total distributions	(0.12)	(0.07)

Net asset value, end of period	$8.44	$9.71

Total return [2]	(11.91)%	(2.28	)% [5]

Net assets, at end of period (000s)	$197	$384

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.01%	0.94	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.83%	0.83	% [6]
Ratio of net investment income to average net assets [4,7]	0.78%	0.51	% [6]

Portfolio Turnover Rate	56%	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class C

	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of period	$9.63	$10.00

Activity from investment operations:
Net investment income (loss) [1]	0.01	(0.02)
Net realized and unrealized loss on investments	(1.20)	(0.28)
Total from investment operations	(1.19)	(0.30)

Less distributions from:
Net investment income	(0.06)	(0.02)
Return of capital	(0.01)	(0.05)
Total distributions	(0.07)	(0.07)

Net asset value, end of period	$8.37	$9.63

Total return [2]	(12.37)%	(3.02	)% [5]

Net assets, at end of period (000s)	$224	$163

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.76%	1.69	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	1.58%	1.58	% [6]
Ratio of net investment income (loss) to average net assets [4,7]	0.09%	(0.20	)% [6]

Portfolio Turnover Rate	56%	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Core Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class I

	Year Ended	Period Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of period	$9.66	$10.00

Activity from investment operations:
Net investment income [1]	0.09	0.07
Net realized and unrealized loss on investments	(1.19)	(0.29)
Total from investment operations	(1.10)	(0.22)

Less distributions from:
Net investment income	(0.13)	(0.07)
Return of capital	(0.02)	(0.05)
Total distributions	(0.15)	(0.12)

Net asset value, end of period	$8.41	$9.66

Total return [2]	(11.51)%	(2.24	)% [5]

Net assets, at end of period (000s)	$13,877	$64,377

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	0.76%	0.69	% [6]
Ratio of net expenses to average net assets after expense reimbursement [4]	0.58%	0.58	% [6]
Ratio of net investment income to average net assets [4,7]	1.00%	0.80	% [6]

Portfolio Turnover Rate	56%	52	% [5]

*	Eventide Core Bond Fund commenced on July 31, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class N

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$15.86	$10.88	$10.37	$9.66	$10.00

Activity from investment operations:
Net investment income [1]	0.05	0.04	0.11	0.22	0.33
Net realized and unrealized gain (loss) on investments	(2.01)	5.08	0.57	0.66	(0.52)
Total from investment operations	(1.96)	5.12	0.68	0.88	(0.19)

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.10)	(0.16)	(0.14)
Net realized gains	(0.29)	—	—	—	(0.01)
Return of capital	—	—	(0.07)	(0.01)	—
Total distributions	(0.47)	(0.14)	(0.17)	(0.17)	(0.15)

Net asset value, end of period	$13.43	$15.86	$10.88	$10.37	$9.66

Total return [2]	(12.90)%	47.21%	6.60%	9.20%	(1.87	)% [5]

Net assets, at end of period (000s)	$74,940	$70,566	$18,576	$7,254	$4,929

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	1.14%	1.19%	1.50%	2.00%	3.30	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	1.15%	1.15%	1.15%	1.15%	1.15	% [6]
Ratio of net investment income to average net assets [4,7]	0.34%	0.27%	1.01%	2.25%	4.43	% [6]

Portfolio Turnover Rate	50%	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$15.85	$10.87	$10.36	$9.65	$10.00

Activity from investment operations:
Net investment income [1]	0.05	0.03	0.10	0.22	0.27
Net realized and unrealized gain (loss) on investments	(2.01)	5.08	0.57	0.65	(0.47)
Total from investment operations	(1.96)	5.11	0.67	0.87	(0.20)

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.09)	(0.15)	(0.14)
Net realized gains	(0.29)	—	—	—	(0.01)
Return of capital	—	—	(0.07)	(0.01)	—
Total distributions	(0.46)	(0.13)	(0.16)	(0.16)	(0.15)

Net asset value, end of period	$13.43	$15.85	$10.87	$10.36	$9.65

Total return [2]	(12.88)%	47.22%	6.55%	9.15%	(2.01	)% [5]

Net assets, at end of period (000s)	$29,243	$17,865	$3,184	$957	$511

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	1.19%	1.24%	1.55%	2.05%	3.35	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	1.20%	1.20%	1.20%	1.20%	1.20	% [6]
Ratio of net investment income to average net assets [4,7]	0.31%	0.22%	0.89%	2.28%	3.58	% [6]

Portfolio Turnover Rate	50%	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$15.77	$10.86	$10.35	$9.66	$10.00

Activity from investment operations:
Net investment income (loss) [1]	(0.07)	(0.08)	0.03	0.15	0.25
Net realized and unrealized gain (loss) on investments	(2.00)	5.06	0.56	0.65	(0.49)
Total from investment operations	(2.07)	4.98	0.59	0.80	(0.24)

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.05)	(0.10)	(0.09)
Net realized gains	(0.29)	—	—	—	(0.01)
Return of capital	—	—	(0.03)	(0.01)	—
Total distributions	(0.36)	(0.07)	(0.08)	(0.11)	(0.10)

Net asset value, end of period	$13.34	$15.77	$10.86	$10.35	$9.66

Total return [2]	(13.57)%	45.93%	5.78%	8.34%	(2.37	)% [5]

Net assets, at end of period (000s)	$9,975	$4,508	$824	$541	$299

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	1.94%	1.99%	2.30%	2.80%	4.10	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	1.95%	1.95%	1.95%	1.95%	1.95	% [6]
Ratio of net investment income (loss) to average net assets [4,7]	(0.42)%	(0.53)%	0.25%	1.53%	3.39	% [6]

Portfolio Turnover Rate	50%	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Dividend Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 *

Net asset value, beginning of period	$15.87	$10.88	$10.37	$9.67	$10.00

Activity from investment operations:
Net investment income [1]	0.09	0.07	0.12	0.24	0.26
Net realized and unrealized gain (loss) on investments	(2.02)	5.07	0.57	0.66	(0.43)
Total from investment operations	(1.93)	5.14	0.69	0.90	(0.17)

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.10)	(0.19)	(0.15)
Net realized gains	(0.29)	—	—	—	(0.01)
Return of capital	—	—	(0.08)	(0.01)	—
Total distributions	(0.50)	(0.15)	(0.18)	(0.20)	(0.16)

Net asset value, end of period	$13.44	$15.87	$10.88	$10.37	$9.67

Total return [2]	(12.72)%	47.49%	6.79%	9.40%	(1.68	)% [5]

Net assets, at end of period (000s)	$305,801	$237,256	$45,034	$7,892	$5,438

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	0.94%	0.99%	1.30%	1.80%	3.10	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	0.95%	0.95%	0.95%	0.95%	0.95	% [6]
Ratio of net investment income to average net assets [4,7]	0.55%	0.48%	1.16%	2.47%	3.35	% [6]

Portfolio Turnover Rate	50%	35%	90%	50%	13	% [5]

*	Eventide Dividend Opportunities Fund commenced on September 29, 2017.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of year	$19.08	$10.00

Activity from investment operations:
Net investment loss [1]	(0.25)	(0.25)
Net realized and unrealized gain (loss) on investments	(7.69)	9.33
Total from investment operations	(7.94)	9.08

Less distributions from:
Net realized gains	(0.23)	(0.02)
Total distributions	(0.23)	(0.02)

Paid-in-capital from redemption fees [1]	0.01	0.02

Net asset value, end of year	$10.92	$19.08

Total return [2]	(42.00)%	91.00%

Net assets, at end of year (000s)	$12,479	$15,730

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.63%	1.73%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.63%	1.63%
Ratio of net investment loss to average net assets [4,5]	(1.54)%	(1.50)%

Portfolio Turnover Rate	69%	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of year	$19.08	$10.00

Activity from investment operations:
Net investment loss [1]	(0.25)	(0.26)
Net realized and unrealized gain (loss) on investments	(7.68)	9.34
Total from investment operations	(7.93)	9.08

Less distributions from:
Net realized gains	(0.23)	(0.02)
Total distributions	(0.23)	(0.02)

Paid-in-capital from redemption fees [1]	0.01	0.02

Net asset value, end of year	$10.93	$19.08

Total return [2]	(41.95)%	91.00%

Net assets, at end of year (000s)	$7,377	$7,662

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.68%	1.78%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.68%	1.68%
Ratio of net investment loss to average net assets [4,5]	(1.58)%	(1.55)%

Portfolio Turnover Rate	69%	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class C

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of year	$18.96	$10.00

Activity from investment operations:
Net investment loss [1]	(0.37)	(0.38)
Net realized and unrealized gain (loss) on investments	(7.60)	9.35
Total from investment operations	(7.97)	8.97

Less distributions from:
Net realized gains	(0.23)	(0.02)
Total distributions	(0.23)	(0.02)

Paid-in-capital from redemption fees [1]	0.01	0.01

Net asset value, end of year	$10.77	$18.96

Total return [2]	(42.43)%	89.80%

Net assets, at end of year (000s)	$2,422	$2,065

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	2.43%	2.53%
Ratio of net expenses to average net assets after expense reimbursement [4]	2.43%	2.43%
Ratio of net investment loss to average net assets [4,5]	(2.33)%	(2.30)%

Portfolio Turnover Rate	69%	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Exponential Technologies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class I

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021 *

Net asset value, beginning of year	$19.12	$10.00

Activity from investment operations:
Net investment loss [1]	(0.22)	(0.22)
Net realized and unrealized gain (loss) on investments	(7.71)	9.34
Total from investment operations	(7.93)	9.12

Less distributions from:
Net realized gains	(0.23)	(0.02)
Total distributions	(0.23)	(0.02)

Paid-in-capital from redemption fees [1]	0.01	0.02

Net asset value, end of year	$10.97	$19.12

Total return [2]	(41.86)%	91.40%

Net assets, at end of year (000s)	$72,567	$96,821

Ratio of gross expenses to average net assets before expense reimbursement [3,4]	1.43%	1.53%
Ratio of net expenses to average net assets after expense reimbursement [4]	1.43%	1.43%
Ratio of net investment loss to average net assets [4,5]	(1.33)%	(1.30)%

Portfolio Turnover Rate	69%	60%

*	Eventide Exponential Technologies Fund commenced on June 30, 2020.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$69.91	$47.16	$41.75	$37.80	$29.99

Activity from investment operations:
Net investment loss [1]	(0.53)	(0.51)	(0.25)	(0.14)	(0.06)
Net realized and unrealized gain (loss) on investments	(21.01)	23.77	6.98	5.80	7.87
Total from investment operations	(21.54)	23.26	6.73	5.66	7.81

Less distributions from:
Net realized gains	(4.27)	(0.51)	(1.32)	(1.71)	—
Total distributions	(4.27)	(0.51)	(1.32)	(1.71)	—

Net asset value, end of year	$44.10	$69.91	$47.16	$41.75	$37.80

Total return [2]	(32.65)%	49.43%	16.66%	16.41%	26.04%

Net assets, at end of year (000s)	$529,869	$827,811	$549,944	$639,372	$435,526

Ratio of net expenses to average net assets [3]	1.31%	1.31%	1.38%	1.39%	1.39%
Ratio of net investment loss to average net assets [3,4]	(0.86)%	(0.85)%	(0.63)%	(0.37)%	(0.16)%

Portfolio Turnover Rate	27%	19%	35%	38%	24%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$69.53	$46.92	$41.57	$37.66	$29.89

Activity from investment operations:
Net investment loss [1]	(0.55)	(0.54)	(0.27)	(0.16)	(0.07)
Net realized and unrealized gain (loss) on investments	(20.88)	23.66	6.94	5.78	7.84
Total from investment operations	(21.43)	23.12	6.67	5.62	7.77

Less distributions from:
Net realized gains	(4.27)	(0.51)	(1.32)	(1.71)	—
Total distributions	(4.27)	(0.51)	(1.32)	(1.71)	—

Net asset value, end of year	$43.83	$69.53	$46.92	$41.57	$37.66

Total return [2]	(32.67)%	49.39%	16.58%	16.36%	26.00%

Net assets, at end of year (000s)	$302,171	$458,726	$301,013	$274,059	$274,257

Ratio of net expenses to average net assets [3]	1.36%	1.36%	1.43%	1.44%	1.44%
Ratio of net investment loss to average net assets [3,4]	(0.91)%	(0.91)%	(0.69)%	(0.44)%	(0.21)%

Portfolio Turnover Rate	27%	19%	35%	38%	24%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$62.97	$42.86	$38.37	$35.16	$28.12

Activity from investment operations:
Net investment loss [1]	(0.91)	(0.89)	(0.53)	(0.41)	(0.31)
Net realized and unrealized gain (loss) on investments	(18.70)	21.51	6.34	5.33	7.35
Total from investment operations	(19.61)	20.62	5.81	4.92	7.04

Less distributions from:
Net realized gains	(4.27)	(0.51)	(1.32)	(1.71)	—
Total distributions	(4.27)	(0.51)	(1.32)	(1.71)	—

Net asset value, end of year	$39.09	$62.97	$42.86	$38.37	$35.16

Total return [2]	(33.21)%	48.23%	15.71%	15.51%	25.04%

Net assets, at end of year (000s)	$235,967	$404,272	$289,242	$266,001	$230,290

Ratio of net expenses to average net assets [3]	2.11%	2.11%	2.18%	2.19%	2.19%
Ratio of net investment loss to average net assets [3,4]	(1.67)%	(1.65)%	(1.43)%	(1.17)%	(0.96)%

Portfolio Turnover Rate	27%	19%	35%	38%	24%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Gilead Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$71.65	$48.22	$42.59	$38.44	$30.43

Activity from investment operations:
Net investment income (loss) [1]	(0.41)	(0.40)	(0.18)	(0.07)	0.01
Net realized and unrealized gain (loss) on investments	(21.61)	24.34	7.13	5.93	8.00
Total from investment operations	(22.02)	23.94	6.95	5.86	8.01

Less distributions from:
Net realized gains	(4.27)	(0.51)	(1.32)	(1.71)	—
Total distributions	(4.27)	(0.51)	(1.32)	(1.71)	—

Net asset value, end of year	$45.36	$71.65	$48.22	$42.59	$38.44

Total return [2]	(32.52)%	49.76%	16.85%	16.66%	26.32%

Net assets, at end of year (000s)	$2,408,991	$3,522,353	$1,997,163	$1,475,489	$968,578

Ratio of net expenses to average net assets [3]	1.11%	1.11%	1.18%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets [3,4]	(0.66)%	(0.65)%	(0.43)%	(0.17)%	0.03%

Portfolio Turnover Rate	27%	19%	35%	38%	24%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018

Net asset value, beginning of year	$46.19		$43.33	$35.51	$34.52		$23.41

Activity from investment operations:
Net investment loss [1]	(0.57)		(0.72)	(0.52)	(0.46)		(0.40)
Net realized and unrealized gain (loss) on investments	(14.74)		5.52	9.19	3.39		11.87
Total from investment operations	(15.31)		4.80	8.67	2.93		11.47

Less distributions from:
Net investment income	(0.63)		—	—	—		—
Net realized gains	(3.73)		(1.94)	(0.87)	(1.98)		(0.37)
Total distributions	(4.36)		(1.94)	(0.87)	(1.98)		(0.37)

Paid-in-capital from redemption fees [1]	—		0.00 [4]	0.02	0.04		0.01

Net asset value, end of year	$26.52		$46.19	$43.33	$35.51		$34.52

Total return [2]	(35.99	)% [5]	10.34%	24.68%	10.38	% [5]	49.45	% [5]

Net assets, at end of year (000s)	$115,954		$227,441	$231,460	$147,468		$93,030

Ratio of net expenses to average net assets [3]	1.50%		1.48%	1.50%	1.49%		1.50	% [6]
Ratio of net investment loss to average net assets [3,7]	(1.49)%		(1.47)%	(1.44)%	(1.38)%		(1.35	)% [6]

Portfolio Turnover Rate	59%		62%	33%	53%		43%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Amount represents less than $0.01 per share.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018

Net asset value, beginning of year	$45.91		$43.10	$35.33	$34.40		$23.33

Activity from investment operations:
Net investment loss [1]	(0.58)		(0.74)	(0.53)	(0.48)		(0.40)
Net realized and unrealized gain (loss) on investments	(14.64)		5.49	9.15	3.35		11.83
Total from investment operations	(15.22)		4.75	8.62	2.87		11.43

Less distributions from:
Net investment income	(0.62)		—	—	—		—
Net realized gains	(3.73)		(1.94)	(0.87)	(1.98)		(0.37)
Total distributions	(4.35)		(1.94)	(0.87)	(1.98)		(0.37)

Paid-in-capital from redemption fees [1]	—		0.00 [4]	0.02	0.04		0.01

Net asset value, end of year	$26.34		$45.91	$43.10	$35.33		$34.40

Total return [2]	(36.02	)% [5]	10.28%	24.67%	10.24	% [5]	49.45	% [5]

Net assets, at end of year (000s)	$114,642		$191,709	$175,151	$143,407		$133,329

Ratio of net expenses to average net assets [3]	1.55%		1.53%	1.55%	1.54%		1.55	% [6]
Ratio of net investment loss to average net assets [3,7]	(1.54)%		(1.52)%	(1.49)%	(1.43)%		(1.40	)% [6]

Portfolio Turnover Rate	59%		62%	33%	53%		43%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Amount represents less than $0.01 per share.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class C

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018

Net asset value, beginning of year	$42.78		$40.56	$33.54	$33.00		$22.57

Activity from investment operations:
Net investment loss [1]	(0.80)		(1.04)	(0.76)	(0.69)		(0.60)
Net realized and unrealized gain (loss) on investments	(13.60)		5.20	8.63	3.17		11.39
Total from investment operations	(14.40)		4.16	7.87	2.48		10.79

Less distributions from:
Net investment income	(0.28)		—	—	—		—
Net realized gains	(3.73)		(1.94)	(0.87)	(1.98)		(0.37)
Total distributions	(4.01)		(1.94)	(0.87)	(1.98)		(0.37)

Paid-in-capital from redemption fees [1]	—		0.00 [4]	0.02	0.04		0.01

Net asset value, end of year	$24.37		$42.78	$40.56	$33.54		$33.00

Total return [2]	(36.51	)% [5]	9.45%	23.73%	9.50	% [5]	48.27	% [5]

Net assets, at end of year (000s)	$66,540		$120,351	$104,202	$87,773		$75,025

Ratio of net expenses to average net assets [3]	2.30%		2.28%	2.30%	2.29%		2.30	% [6]
Ratio of net investment loss to average net assets [3,7]	(2.29)%		(2.27)%	(2.23)%	(2.18)%		(2.15	)% [6]

Portfolio Turnover Rate	59%		62%	33%	53%		43%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Amount represents less than $0.01 per share.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Healthcare & Life Sciences Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class I

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2022		June 30, 2021	June 30, 2020	June 30, 2019		June 30, 2018

Net asset value, beginning of year	$47.04		$44.02	$35.98	$34.88		$23.60

Activity from investment operations:
Net investment loss [1]	(0.49)		(0.64)	(0.46)	(0.40)		(0.34)
Net realized and unrealized gain (loss) on investments	(15.03)		5.60	9.35	3.44		11.98
Total from investment operations	(15.52)		4.96	8.89	3.04		11.64

Less distributions from:
Net investment income	(0.74)		—	—	—		—
Net realized gains	(3.73)		(1.94)	(0.87)	(1.98)		(0.37)
Total distributions	(4.47)		(1.94)	(0.87)	(1.98)		(0.37)

Paid-in-capital from redemption fees [1]	—		0.00 [4]	0.02	0.04		0.01

Net asset value, end of year	$27.05		$47.04	$44.02	$35.98		$34.88

Total return [2]	(35.85	)% [5]	10.54%	24.97%	10.60	% [5]	49.77	% [5]

Net assets, at end of year (000s)	$1,024,430		$1,573,091	$1,120,862	$705,159		$389,458

Ratio of net expenses to average net assets [3]	1.30%		1.28%	1.30%	1.29%		1.30	% [6]
Ratio of net investment loss to average net assets [3,7]	(1.29)%		(1.28)%	(1.24)%	(1.19)%		(1.15	)% [6]

Portfolio Turnover Rate	59%		62%	33%	53%		43%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

4.	Amount represents less than $0.01 per share.

5.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class N

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 *

Net asset value, beginning of period	$10.49	$10.62	$10.38	$10.03

Activity from investment operations:
Net investment income [1]	0.04	0.06	0.15	0.12
Net realized and unrealized gain (loss) on investments	(0.69)	(0.01)	0.30	0.34
Total from investment operations	(0.65)	0.05	0.45	0.46

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.19)	(0.11)
Net realized gains	—	(0.07)	—	—
Return of capital	(0.05)	(0.04)	(0.02)	—
Total distributions	(0.12)	(0.18)	(0.21)	(0.11)

Net asset value, end of period	$9.72	$10.49	$10.62	$10.38

Total return [2]	(6.26)%	0.48%	4.37%	4.64	% [4]

Net assets, at end of period (000s)	$5,622	$6,906	$37,973	$1,680

Ratio of gross expenses to average net assets before expense reimbursement [3]	0.84%	0.86%	1.11%	2.41	% [5]
Ratio of net expenses to average net assets after expense reimbursement	0.75%	0.75%	0.75%	0.98	% [5]
Ratio of net investment income to average net assets [6]	0.42%	0.54%	1.44%	2.20	% [5]

Portfolio Turnover Rate	48%	72%	71%	60	% [4]

*	Eventide Limited-Term Bond Fund Class N commenced on December 14, 2018.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Not annualized.

5.	Annualized.

6.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class A

	Year	Year	Year	Period		Year	Year
	Ended	Ended	Ended	Ended		Ended	Ended
	June 30,	June 30,	June 30,	June 30,		October 31,	October 31,
	2022	2021	2020	2019*		2018	2017

Net asset value, beginning of period	$10.51	$10.65	$10.41	$10.06		$10.44	$10.48

Activity from investment operations:
Net investment income [1]	0.04	0.03	0.17	0.14		0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.69)	0.01 [4]	0.27	0.37		(0.35)	(0.04)
Total from investment operations	(0.65)	0.04	0.44	0.51		(0.16)	0.15

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.18)	(0.16)		(0.20)	(0.19)
Net realized gains	—	(0.07)	—	—		(0.02)	—
Return of capital	(0.05)	(0.04)	(0.02)	—		—	—
Total distributions	(0.11)	(0.18)	(0.20)	(0.16)		(0.22)	(0.19)

Paid-in-capital from redemption fees [1]	—	—	—	—		0.00 [5]	0.00 [5]

Net asset value, end of period	$9.75	$10.51	$10.65	$10.41		$10.06	$10.44

Total return [2]	(6.20)%	0.45%	4.30%	5.08	% [6]	(1.52)%	1.49%

Net assets, at end of period (000s)	$22,210	$29,596	$12,873	$13,977		$17,191	$25,479

Ratio of gross expenses to average net assets before expense reimbursement [3]	0.89%	0.91%	1.16%	2.09	% [7]	1.62%	1.58%
Ratio of net expenses to average net assets after expense reimbursement	0.80%	0.80%	0.80%	1.08	% [7]	1.25%	1.25%
Ratio of net investment income to average net assets [8]	0.37%	0.27%	1.63%	2.05	% [7]	1.89%	1.84%

Portfolio Turnover Rate	48%	72%	71%	60	% [6]	27%	49%

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

5.	Amount represents less than $0.01 per share.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class C

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019 *

Net asset value, beginning of period	$10.44	$10.60	$10.37	$10.03

Activity from investment operations:
Net investment income (loss) [1]	(0.04)	(0.05)	(0.01)	0.07
Net realized and unrealized gain (loss) on investments	(0.68)	0.01 [4]	0.37	0.35
Total from investment operations	(0.72)	(0.04)	0.36	0.42

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.10)	(0.08)
Net realized gains	—	(0.07)	—	—
Return of capital	(0.02)	(0.04)	(0.03)	—
Total distributions	(0.04)	(0.12)	(0.13)	(0.08)

Net asset value, end of period	$9.68	$10.44	$10.60	$10.37

Total return [2]	(6.94)%	(0.38)%	3.50%	4.24	% [5]

Net assets, at end of period (000s)	$1,678	$1,545	$401	$72

Ratio of gross expenses to average net assets before expense reimbursement [3]	1.64%	1.66%	1.91%	3.21	% [6]
Ratio of net expenses to average net assets after expense reimbursement	1.55%	1.55%	1.55%	1.78	% [6]
Ratio of net investment income (loss) to average net assets [7]	(0.37)%	(0.50)%	(0.08)%	1.45	% [6]

Portfolio Turnover Rate	48%	72%	71%	60	% [5]

*	Eventide Limited-Term Bond Fund Class C commenced on December 14, 2018.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

5.	Not annualized.

6.	Annualized.

7.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Limited-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years or Periods Presented

	Class I

	Year	Year	Year	Period		Year		Year
	Ended	Ended	Ended	Ended		Ended		Ended
	June 30,	June 30,	June 30,	June 30,		October 31,		October 31,
	2022	2021	2020	2019*		2018		2017

Net asset value, beginning of period	$10.75	$10.89	$10.64	$10.27		$10.63		$10.51

Activity from investment operations:
Net investment income [1]	0.07	0.05	0.17	0.16		0.22		0.15
Net realized and unrealized gain (loss) on investments	(0.71)	0.01 [4]	0.31	0.38		(0.36)		(0.02)
Total from investment operations	(0.64)	0.06	0.48	0.54		(0.14)		0.13

Less distributions from:
Net investment income	(0.08)	(0.09)	(0.21)	(0.17)		(0.20)		(0.01)
Net realized gains	—	(0.07)	—	—		(0.02)		—
Return of capital	(0.06)	(0.04)	(0.02)	—		—		—
Total distributions	(0.14)	(0.20)	(0.23)	(0.17)		(0.22)		(0.01)

Paid-in-capital from redemption fees	—	—	—	—		(0.00	) [5]	(0.00	) [5]

Net asset value, end of period	$9.97	$10.75	$10.89	$10.64		$10.27		$10.63

Total return [2]	(6.02)%	0.65%	4.58%	5.30	% [6]	(1.31)%		1.20%

Net assets, at end of period (000s)	$152,546	$144,089	$28,847	$3,230		$1,030		$889

Ratio of gross expenses to average net assets before expense reimbursement [3]	0.64%	0.66%	0.91%	1.97	% [7]	1.38%		1.97%
Ratio of net expenses to average net assets after expense reimbursement	0.55%	0.55%	0.55%	0.81	% [7]	1.00%		1.64%
Ratio of net investment income to average net assets [8]	0.64%	0.49%	1.58%	2.30	% [7]	2.10%		1.41%

Portfolio Turnover Rate	48%	72%	71%	60	% [6]	27%		49%

*	Represents the period November 1, 2018 through June 30, 2019. See Note 1.

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

4.	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

5.	Amount represents less than $0.01 per share.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class N

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$14.21	$11.38	$10.90	$10.58	$11.05

Activity from investment operations:
Net investment income [1]	0.10	0.08	0.16	0.28	0.34
Net realized and unrealized gain (loss) on investments	(1.35)	2.95	0.60	0.39	(0.30)
Total from investment operations	(1.25)	3.03	0.76	0.67	0.04

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.14)	(0.22)	(0.36)
Net realized gains	(0.63)	(0.02)	—	(0.03)	(0.15)
Return of capital	—	—	(0.14)	(0.10)	—
Total distributions	(0.84)	(0.20)	(0.28)	(0.35)	(0.51)

Net asset value, end of year	$12.12	$14.21	$11.38	$10.90	$10.58

Total return [2]	(9.58)%	26.81%	7.03%	6.61%	0.29%

Net assets, at end of year (000s)	$34,856	$39,947	$19,454	$17,104	$17,028

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	1.01%	1.05%	1.19%	1.30%	1.29	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	1.02%	1.02%	1.10%	1.15%	1.16	% [6]
Ratio of net investment income to average net assets [4,5]	0.69%	0.59%	1.44%	2.71%	3.05	% [6]

Portfolio Turnover Rate	66%	73%	107%	79%	29%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$14.22	$11.38	$10.89	$10.57	$11.05

Activity from investment operations:
Net investment income [1]	0.09	0.07	0.15	0.28	0.30
Net realized and unrealized gain (loss) on investments	(1.33)	2.96	0.61	0.39	(0.28)
Total from investment operations	(1.24)	3.03	0.76	0.67	0.02

Less distributions from:
Net investment income	(0.21)	(0.17)	(0.13)	(0.22)	(0.35)
Net realized gains	(0.63)	(0.02)	—	(0.03)	(0.15)
Return of capital	—	—	(0.14)	(0.10)	—
Total distributions	(0.84)	(0.19)	(0.27)	(0.35)	(0.50)

Net asset value, end of year	$12.14	$14.22	$11.38	$10.89	$10.57

Total return [2]	(9.55)%	26.84%	7.07%	6.56%	0.15%

Net assets, at end of year (000s)	$25,744	$23,139	$10,659	$8,817	$11,864

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	1.06%	1.10%	1.24%	1.35%	1.34	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	1.07%	1.07%	1.15%	1.20%	1.21	% [6]
Ratio of net investment income to average net assets [4,5]	0.65%	0.55%	1.39%	2.63%	2.74	% [6]

Portfolio Turnover Rate	66%	73%	107%	79%	29%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class C

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$14.15	$11.34	$10.86	$10.55	$11.03

Activity from investment operations:
Net investment income (loss) [1]	(0.01)	(0.03)	0.07	0.20	0.24
Net realized and unrealized gain (loss) on investments	(1.35)	2.95	0.60	0.38	(0.29)
Total from investment operations	(1.36)	2.92	0.67	0.58	(0.05)

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.09)	(0.16)	(0.28)
Net realized gains	(0.63)	(0.02)	—	(0.03)	(0.15)
Return of capital	—	—	(0.10)	(0.08)	—
Total distributions	(0.73)	(0.11)	(0.19)	(0.27)	(0.43)

Net asset value, end of year	$12.06	$14.15	$11.34	$10.86	$10.55

Total return [2]	(10.33)%	25.85%	6.23%	5.73%	(0.49)%

Net assets, at end of year (000s)	$18,146	$18,883	$8,091	$6,194	$6,654

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	1.81%	1.85%	1.99%	2.10%	2.09	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	1.82%	1.82%	1.90%	1.95%	1.96	% [6]
Ratio of net investment income (loss) to average net assets [4,5]	(0.10)%	(0.21)%	0.64%	1.90%	2.19	% [6]

Portfolio Turnover Rate	66%	73%	107%	79%	29%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

Eventide Multi-Asset Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018

Net asset value, beginning of year	$14.22	$11.38	$10.90	$10.58	$11.05

Activity from investment operations:
Net investment income [1]	0.12	0.11	0.18	0.31	0.36
Net realized and unrealized gain (loss) on investments	(1.35)	2.95	0.60	0.38	(0.31)
Total from investment operations	(1.23)	3.06	0.78	0.69	0.05

Less distributions from:
Net investment income	(0.24)	(0.20)	(0.15)	(0.23)	(0.37)
Net realized gains	(0.63)	(0.02)	—	(0.03)	(0.15)
Return of capital	—	—	(0.15)	(0.11)	—
Total distributions	(0.87)	(0.22)	(0.30)	(0.37)	(0.52)

Net asset value, end of year	$12.12	$14.22	$11.38	$10.90	$10.58

Total return [2]	(9.46)%	27.12%	7.23%	6.81%	0.47%

Net assets, at end of year (000s)	$269,421	$279,142	$110,295	$79,513	$76,764

Ratio of gross expenses to average net assets before expense reimbursement/recapture [3,4]	0.81%	0.85%	0.99%	1.10%	1.09	% [6]
Ratio of net expenses to average net assets after expense reimbursement/recapture [4]	0.82%	0.82%	0.90%	0.95%	0.96	% [6]
Ratio of net investment income to average net assets [4,5]	0.90%	0.81%	1.65%	2.92%	3.32	% [6]

Portfolio Turnover Rate	66%	73%	107%	79%	29%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived or recaptured a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements.

Eventide Funds
Notes to Financial Statements	June 30, 2022

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of thirty-seven series. These financial statements include the following series: Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). Each Fund except Eventide Exponential Technologies Fund is a diversified series of the Trust. Eventide Exponential Technologies Fund is a non-diversified series of the Trust. The Funds’ investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Core Bond Fund commenced operations on July 31, 2020. The Fund’s investment objective is total return consistent with income generation.

Eventide Dividend Opportunities Fund commenced operations on September 29, 2017. The Fund’s investment objectives are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.

Eventide Exponential Technologies Fund commenced operations on June 30, 2020. The Fund’s investment objective is long-term capital appreciation.

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is long-term capital appreciation.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is long-term capital appreciation.

Eventide Limited-Term Bond Fund (formerly Epiphany FFV Strategic Income Fund) Class A and Class I shares commenced operations on July 28, 2010. On March 29, 2017, the Board of Trustees of Epiphany Funds voted to reclassify (the “Conversion”) all outstanding Class C Shares of the Epiphany FFV Strategic Income Fund to Class I shares to be effective on May 30, 2017 (the “Conversion Date”). On the Conversion Date, each Class C share was reclassified as a Class I shares equal in value to the Class C shares owned by that shareholder. The Eventide Limited-Term Bond Fund’s Class N and Class C shares commenced operations December 14, 2018. The Fund changed its fiscal year end from October 31 to June 30. The Fund’s investment objective is income.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is current income while maintaining the potential for capital appreciation.

Each Fund offers four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update 2013-08.

a) Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of trustees of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the manager does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

■	Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

■	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

■	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2022 for the Funds’ assets measured at fair value:

Eventide Core Bond Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Asset Backed Securities [1]	$—	$5,297,349	$—	$5,297,349
Corporate Bonds [1]	—	38,878,002	—	38,878,002
Municipal Bonds [1]	—	4,982,974	—	4,982,974
U.S. Government & Agencies [1]	—	21,470,386	—	21,470,386
TOTAL	$—	$70,628,711	$—	$70,628,711

Eventide Dividend Opportunities Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$373,417,108	$—	$—	$373,417,108
Preferred Stocks [1]	15,211,710	—	—	15,211,710
Corporate Bonds [1]	—	2,000,000	2,000,000	4,000,000
Short-Term Investments	7,879,678	—	—	7,879,678
TOTAL	$396,508,496	$2,000,000	$2,000,000	$400,508,496

Eventide Exponential Technologies Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$78,753,473	$—	$—	$78,753,473
Corporate Bond [1]	—	1,460,000	—	1,460,000
Short-Term Investments	8,847,686	—	—	8,847,686
TOTAL	$87,601,159	$1,460,000	$—	$89,061,159

Eventide Gilead Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$3,081,321,539	$—	$—	$3,081,321,539
Contingent Value Rights [1]	—	—	3,068,855	3,068,855
Private Investments [1]	—	—	32,492,360	32,492,360
Corporate Bonds [1]	—	46,300,000	22,000,000	68,300,000
Warrant [1]	—	—	1,899,799	1,899,799
Short-Term Investment	107,569,733	—	—	107,569,733
TOTAL	$3,188,891,272	$46,300,000	$59,461,014	$3,294,652,286

Eventide Healthcare & Life Sciences Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$959,818,771	$2,706,550	$—	$962,525,321
Contingent Value Rights [1]	—	—	1,177,995	1,177,995
Private Investments [1]	—	10,296,400	126,990,296	137,286,696
Convertible Bonds [1]	—	—	795,520	795,520
Warrant [1]	—	—	949,847	949,847
Short-Term Investment	144,298,745	—	—	144,298,745
TOTAL	$1,104,117,516	$13,002,950	$129,913,658	$1,247,034,124

Eventide Limited-Term Bond Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Asset Backed Securities [1]	$—	$16,941,573	$—	$16,941,573
Collateralized Mortgage Obligations [1]	—	355,182	—	355,182
Corporate Bonds [1]	—	107,990,193	—	107,990,193
Municipal Bonds [1]	—	8,937,764	—	8,937,764
U.S. Government & Agencies [1]	—	43,691,448	—	43,691,448
TOTAL	$—	$177,916,160	$—	$177,916,160

Eventide Multi-Asset Income Fund Assets
Security Classifications	Level 1	Level 2	Level 3	Totals
Common Stocks [1]	$146,373,800	$—	$—	$146,373,800
Preferred Stocks [1]	7,845,028	—	—	7,845,028
Asset Backed Securities [1]	—	9,720,105	—	9,720,105
Collateralized Mortgage Obligations [1]	—	1,896,168	—	1,896,168
Convertible Bonds [1]	—	1,805,250	—	1,805,250
Corporate Bonds [1]	—	94,983,843	3,800,000	98,783,843
Municipal Bonds [1]	—	6,214,800	—	6,214,800
U.S. Government & Agencies [1]	—	62,202,269	—	62,202,269
Short-Term Investments	3,568,159	—	—	3,568,159
TOTAL	$157,786,987	$176,822,435	$3,800,000	$338,409,422

1.	For a detailed break-out of investments by industry, please refer to the Schedule of Investments.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Dividend Opportunities Fund

	Corporate Bonds	Total
Beginning balance 6/30/2021	$—	$—
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Cost of purchases	2,000,000	2,000,000
Proceeds from sales	—	—
Net transfers in/out of level 3	—	—
Ending balance 6/30/2022	$2,000,000	$2,000,000

Eventide Gilead Fund
	Contingent Value
	Rights	Private Investments	Corporate Bonds	Warrant	Total
Beginning balance 6/30/2021	$3,957,051	$27,269,712	$—	$—	$31,226,763
Total realized gain (loss)	1,508,020	—	—	—	1,508,020
Change in unrealized appreciation (depreciation)	(888,196)	(4,777,218)	—	1,899,799	(3,765,615)
Cost of purchases	—	9,999,866	22,000,000	—	31,999,866
Proceeds from sales	(1,508,020)	—	—	—	(1,508,020)
Net transfers in/out of level 3	—	—	—	—	—
Ending balance 6/30/2022	$3,068,855	$32,492,360	$22,000,000	$1,899,799	$59,461,014

Eventide Healthcare & Life Sciences Fund
	Contingent Value
	Rights	Private Investments	Convertible Bonds	Warrant	Total
Beginning balance 6/30/2021	$1,518,933	$79,759,323	$—	$—	$81,278,256
Total realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(340,938)	(13,838,060)	(41,870)	949,847	(13,271,021)
Cost of purchases	—	67,402,365	837,390	—	68,239,755
Proceeds from sales	—	—	—	—	—
Net transfers in/out of level 3	—	(6,333,332)	—	—	(6,333,332)
Ending balance 6/30/2022	$1,177,995	$126,990,296	$795,520	$949,847	$129,913,658

Eventide Multi-Asset Income Fund
	Corporate Bonds	Total
Beginning balance 6/30/2021	$—	$—
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Cost of purchases	3,800,000	3,800,000
Proceeds from sales	—	—
Net transfers in/out of level 3	—	—
Ending balance 6/30/2022	$3,800,000	$3,800,000

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Arch Oncology, Inc. Series C1, Casma Therapeutics, Inc. Series B1, Casma Therapeutics, Inc. Series B2, Casma Therapeutics, Inc. Series C Tranche 1 Convertible Bond, Flare Therapeutics, Inc. Series A, Flare Therapeutics, Inc. Series A2, Freenome Holdings, Inc. Series D, Goldfinch Biopharma, Inc. Series A, Goldfinch Biopharma, Inc. Series B, Goldfinch Biopharma, Inc. Series B2, Kojin Therapeutics, Inc. Series A-1, Kojin Therapeutics, Inc. Series A-2, Korro Bio, Inc. Series B1, LEXEO Therapeutics Series B, Metagenomi, LLC Series B, Prometheus Laboratories, Inc., Shoreline Biosciences Series B and Turnstone Biologics, Inc. Series D private investments are as follows: (1) recent investor transactions in the companies (2) updates from the companies including new clinical trials data and (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment In Beta Bionic Series B, Beta Bionic Series B2, Beta Bionic Series C, Beta Bionics Series C Warrant, (1) recent investor transactions in the companies (2) updates from the companies including new clinical trials data and (3) a five-percent discount off of the Series C cost, adjusted valuation to reflect the Series C financing valuation, including the impact of dilution shares and warrants that came with Series C. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment In BioSplice Therapeutics, (1) recent investor transactions in the companies (2) updates from the companies including new clinical trials data and (3) a five-percent discount off NPV calculation based on Eventide’s updated Probability of Success in their DCF model incorporating new clinical data. A significant increase or decrease in the estimated probability of success could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private note in Vision Fund International are as follows: (1) credit quality of the issuer, and (2) underlying business conditions for the issuer. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

Fair Value at June 30, 2022	Valuation Techniques	Unobservable Input	Impact to Valuation
100%	The Manager plans to hold these securities to maturity and monitor’s the issuer’s ability to pay interest and principal and additional financial risk metrics and views par as the appropriate valuation. The initial interest rate was set with a spread to the relevant benchmark to compensate for liquidity and interest rate risks.	There is no active market for these securities however there is significant credit coverage for the loans, the Manager believes the issuer will be current with interest payments and pay principal in full at maturity.	A decline credit quality of the issuer could decrease the value of the security.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Peloton Therapeutics, Inc. contingent value rights are as follows: (1) updated valuations to reflect recent milestone payments, (2) DCF model reflecting the Manager’s probability of success for achieving the remaining milestone payments and a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value respectively.

Fair Value at June 30, 2022	Valuation Techniques	Unobservable Input	Impact to Valuation
$0.77	Anticipated sale price less discounts plus discounted cash flow of contingent future payments.	2.5 - 75% range NPV of the milestone payments using POS (probability of success) based on our diligence for each milestone. 5% Liquidity Risk	Increase (Decrease) in Rate of Success Ratio equals increases (decreases) value

There was a change in fair valuation measurement inputs from Level 3 to Level 2 for one private investment. Level 2 valuations became available based on the Funds receiving daily valuations via the underlying common stock.

The total change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2022 was $0, $3,765,615, $13,271,021 and $0 for the Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund, respectively.

b) Accounting for Options - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange traded funds (“ETFs”)) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2022 was as follows:

Eventide Exponential Technologies Fund

		Location of Gain (Loss)
Derivatives Not Accounted for as		on Derivatives Recognized in	Realized and Unrealized Gain (Loss) on
Hedging Instruments under GAAP	Primary Risk Exposure	Statements of Operations	Asset Derivatives Recognized in Income
Options Purchased	Equity Risk	Net realized gain (loss) from unaffiliated investments	$(372,931)
Options Purchased	Equity Risk	Net change unrealized depreciation on unaffiliated investments	8,154
Total			$(364,777)

c) Short Sales - The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d) Federal Income Tax - The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended June 30, 2022, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2022, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2019 to June 30, 2021 or expected to be taken in the Funds’ June 30, 2022 year-end tax return.

e) Distributions to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Each Fund typically distributes substantially all of its net investment income in the form of dividends, interest and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains, and net investment income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually. The Eventide Exponential Technologies Fund, Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund intend to make annual distributions if applicable. The Eventide Core Bond Fund and Eventide Dividend Opportunities Fund intend to make quarterly distributions if applicable. The Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund intend to make monthly distributions if applicable.

f) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

g) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the specific identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method, except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available. Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

h) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i) Indemnification – The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j) Redemption Fees and Sales Charges (loads) - A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. The maximum deferred sales charge on Class A shares applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase. The maximum deferred sales charge on Class C shares applies to shares sold within 12 months of purchase. Class A shares purchased where the sales charge was waived, are subject to a CDSC of 1.00% on redemptions within 180 days of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2022, there were the following redemption fees paid to the fund and CDSC fees paid to the distributor:

		CDSC Fees
Fund	Redemption Fees	Class A	Class C
Eventide Core Bond Fund	$—	$—	$429
Eventide Dividend Opportunities Fund	—	10	4,345
Eventide Exponential Technologies Fund	68,413	—	601
Eventide Gilead Fund	—	11	12,560
Eventide Healthcare & Life Sciences Fund	—	—	5,631
Eventide Limited-Term Bond Fund	—	4,783	779
Eventide Multi-Asset Income Fund	—	—	2,575

k) Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. The asset of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Eventide Core Bond Fund	$61,333,027	$92,934,318
Eventide Dividend Opportunities Fund	$365,851,390	$216,115,826
Eventide Exponential Technologies Fund	$116,001,945	$87,992,022
Eventide Gilead Fund	$1,222,182,431	$1,418,810,495
Eventide Healthcare & Life Sciences Fund	$960,328,577	$1,093,375,230
Eventide Limited-Term Bond Fund	$105,667,584	$88,341,223
Eventide Multi-Asset Income Fund	$297,016,019	$254,043,824

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eventide Asset Management, LLC acts as investment manager to the Funds pursuant to the terms of a management agreement between the Manager and the Trust (the “Management Agreement”). Since December 14, 2018, Eventide Asset Management, LLC serves as investment adviser to the Eventide Limited-Term Bond Fund. Prior to December 14, 2018, Trinity Fiduciary Partners, LLC (“Trinity”) served as the investment adviser to Epiphany FFV Strategic Income Fund (“Epiphany FFV Fund”), the predecessor to Eventide Limited-Term Bond Fund. Boyd Watterson Asset Management, LLC serves as sub-adviser to the Eventide Limited-Term Bond Fund, the Eventide Core Bond Fund, and a portion of the Eventide Multi-Asset Income Fund’s portfolio. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. The fees paid by the Funds to the Manager are described in greater detail below. Prior to March 2, 2020, Eventide Multi-Asset Income Fund paid to the manager, as of the last day of each month, an annualized fee equal to 0.73% of its average net assets. Prior to December 14, 2018, the Epiphany FFV Fund paid to Trinity, as of the last day of each month, an annualized fee equal to 0.45% of its average net assets. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2022, management fees of $414,520, $3,325,634, $1,449,545, $45,380,165, $19,899,787, $628,114 and $2,417,113 were incurred by the Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively, before the waivers and reimbursements described below.

Each Fund is authorized to pay the Manager an annual fee based on its average daily net assets. The management fee is paid monthly. The Manager has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at a certain level through October 31, 2023. This agreement may only be terminated by the Board on 60 days’ written notice to the Manager and upon the termination of the Management Agreement between the Trust and the Manager. Fee waivers and expense reimbursements are subject to possible recoupment by the Manager from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. Prior to December 14, 2018, Trinity had contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses at 1.25% and 1.00% of the average daily net assets of Epiphany FFV Fund’s Class A and Class I. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

The following table lists the contractual management fee and the expense limitation for each Fund.

Fund	Contractual Advisory Fee	Expense Limitation
Eventide Core Bond Fund	0.36%	Class N:	0.78%
		Class A:	0.83%
		Class C:	1.58%
		Class I:	0.58%

Eventide Dividend Opportunities Fund	0.73%	Class N:	1.15%
		Class A:	1.20%
		Class C:	1.95%
		Class I:	0.95%

Eventide Exponential Technologies Fund	1.10%	Class N:	1.63%
		Class A:	1.68%
		Class C:	2.43%
		Class I:	1.43%

Eventide Gilead Fund	1.00% of the first $2 billion;	Class N:	1.62%
	0.95% on the next $1 billion;	Class A:	1.67%
	0.90% on the next $1 billion;	Class C:	2.42%
	and 0.85% thereafter	Class I:	1.42%

Eventide Healthcare & Life Sciences Fund	1.10%	Class N:	1.63%
		Class A:	1.68%
		Class C:	2.43%
		Class I:	1.43%

Eventide Limited-Term Bond Fund	0.33%	Class N:	0.75%
		Class A:	0.80%
		Class C:	1.55%
		Class I:	0.55%

Eventide Multi-Asset Income Fund	0.60%	Class N:	1.02%
		Class A:	1.07%
		Class C:	1.82%
		Class I:	0.82%

For the year ended June 30, 2022, the Manager waived no management fees from Eventide Exponential Technologies Fund, Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, waived fees of $201,020 from the Eventide Core Bond Fund and $165,476 from the Eventide Limited-Term Bond Fund, recaptured $107,884 from the Eventide Dividend Opportunities Fund and $68,264 from the Eventide Multi-Asset Income Fund, pursuant to its contractual agreement. As of June 30, 2022, the Manager has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2023	2024	2025
Eventide Core Bond Fund	$—	$99,512	$201,020
Eventide Dividend Opportunities Fund	$113,677	$64,772	$—
Eventide Exponential Technologies Fund	$—	$53,115	$—
Eventide Limited-Term Bond Fund	$148,648	$133,760	$165,476
Eventide Multi-Asset Income Fund	$103,007	$65,335	$—

The Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund do not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2022.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2022, the Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund incurred $25,959, $90,870, $29,190, $916,929, $346,326, $40,697 and $81,609 for such fees, respectively.

Effective April 2015, pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay an annual asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

The amounts due to MFund at June 30, 2022 for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

A Trustee and Officer of the Trust is also the controlling member of MFund, AlphaCentric Advisors LLC, and Catalyst Capital Advisors LLC (AlphaCentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a distribution plan pursuant to rule 12b-1 under the 1940 Act for each class of shares except Class I, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The 12b-1 fees may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended June 30, 2022, the Distributor received $592, $60,572, $20,214, $231,477, $87,778, $2,399 and $30,928 in underwriter commissions from the sale of Class A shares of the Fund from the Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund, respectively.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The following table represents aggregate cost for federal tax purposes, including options written, for the Funds as of June 30, 2022 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Total Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Aggregate Cost	Appreciation	Depreciation	(Depreciation)
Eventide Core Bond Fund	$80,055,524	$14,230	$(9,441,043)	$(9,426,813)
Eventide Dividend Opportunities Fund	433,655,758	13,387,578	(46,534,840)	(33,147,262)
Eventide Exponential Technologies Fund	104,530,571	4,789,034	(20,258,446)	(15,469,412)
Eventide Gilead Fund	2,711,499,818	988,164,939	(405,012,471)	583,152,468
Eventide Healthcare & Life Sciences Fund	1,478,505,222	273,756,830	(505,227,928)	(231,471,098)
Eventide Limited-Term Bond Fund	189,007,877	2,511	(11,094,228)	(11,091,717)
Eventide Multi-Asset Income Fund	354,806,597	14,685,650	(31,082,825)	(16,397,175)

The tax character of fund distributions for the years ended June 30, 2022 and June 30, 2021 was as follows:

	For the year ended June 30, 2022:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Core Bond Fund	$1,309,050	$—	$152,476	$1,461,526
Eventide Dividend Opportunities Fund	5,984,302	8,263,195	—	14,247,497
Eventide Exponential Technologies Fund	1,906,725	—	—	1,906,725
Eventide Gilead Fund	—	327,575,226	—	327,575,226
Eventide Healthcare & Life Sciences Fund	34,043,234	158,591,589	—	192,634,823
Eventide Limited-Term Bond Fund	1,300,163	50,373	1,089,637	2,440,173
Eventide Multi-Asset Income Fund	11,154,838	13,561,075	—	24,715,913

	For the year ended June 30, 2021:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Core Bond Fund	$662,544	$—	$372,081	$1,034,625
Eventide Dividend Opportunities Fund	2,119,397	442,713	—	2,562,110
Eventide Exponential Technologies Fund	119,830	—	—	119,830
Eventide Gilead Fund	—	46,777,382	—	46,777,382
Eventide Healthcare & Life Sciences Fund	2,584,287	84,024,399	—	86,608,686
Eventide Limited-Term Bond Fund	1,241,376	265,225	435,931	1,942,532
Eventide Multi-Asset Income Fund	3,474,637	1,599,165	—	5,073,802

As of June 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Eventide Core Bond Fund	$—	$—	$(6,486,403)	$(719,541)	$—	$(9,426,813)	$(16,632,757)
Eventide Dividend Opportunities Fund	—	3,227,726	(226,330)	—	—	(33,147,262)	(30,145,866)
Eventide Exponential Technologies Fund	—	—	(26,412,440)	(2,487,178)	—	(15,469,412)	(44,369,030)
Eventide Gilead Fund	—	172,237,611	(22,515,765)	—	—	583,152,468	732,874,314
Eventide Healthcare & Life Sciences Fund	—	—	(116,890,551)	—	—	(231,471,098)	(348,361,649)
Eventide Limited-Term Bond Fund	—	—	(2,141,205)	—	—	(11,091,717)	(13,232,922)
Eventide Multi-Asset Income Fund	—	3,573,046	—	—	—	(16,397,175)	(12,824,129)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, passive foreign investment companies, and adjustments for partnerships, real estate investment trusts, C-Corporation return of capital, paydowns and deemed distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Eventide Exponential Technologies Fund	$833,342
Eventide Gilead Fund	22,515,765
Eventide Healthcare & Life Sciences Fund	16,016,085

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Eventide Core Bond Fund	$6,486,403
Eventide Dividend Opportunities Fund	226,330
Eventide Exponential Technologies Fund	25,579,098
Eventide Healthcare & Life Sciences Fund	100,874,466
Eventide Limited-Term Bond Fund	2,141,205

At June 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Eventide Core Bond Fund	$708,473	$11,068	$719,541	$—
Eventide Exponential Technologies Fund	2,355,821	131,357	2,487,178	—

During the fiscal period ended June 30, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, distribution reclasses, and use of tax equalization credits, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2022 as follows:

		Accumulated
Portfolio	Paid In Capital	Earnings (Losses)
Eventide Core Bond Fund	$—	$—
Eventide Dividend Opportunities Fund	1,301,507	(1,301,507)
Eventide Exponential Technologies Fund	(1,010,828)	1,010,828
Eventide Gilead Fund	(17,961,736)	17,961,736
Eventide Healthcare & Life Sciences Fund	(3,871,416)	3,871,416
Eventide Limited-Term Bond Fund	—	—
Eventide Multi-Asset Income Fund	1,668,708	(1,668,708)

(5)	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund at June 30, 2022 are noted in the Funds’ Schedule of Investments. Transactions during the year with companies which are affiliates are as follows:

Eventide Gilead Fund
							Net Increase/
						Dividends	Decrease in
	Market Value at	Share Balance at				Credited to	Appreciation	Realized Gains	Market Value at	Share Balance at
Description	June 30, 2021	June 30, 2021	Purchases	Sales Proceeds	Corporate Actions	Income	(Depreciation)	(Losses)	June 30, 2022	June 30, 2022
KnowBe4, Inc.	$—	$—	$91,455,700	$—	$—	$—	$(30,413,006)	$—	$61,042,694	$3,907,983
Beta Bionics Series B [1,2]	27,269,712	179,406	—	—	(7,400,000)	—	(1,434,540)	—	18,435,172	139,527
Beta Bionics Series B2 [2]	—	—	—	—	7,400,000	—	(942,728)	—	6,457,272	48,872
Beta Bionics Series C	—	—	9,999,866	—	—	—	(2,399,950)	—	7,599,916	71,900
Beta Bionics Series C Warrants[3]	—	—	—	—	—	—	1,899,799	—	1,899,799	17,975
TOTAL	$27,269,712	179,406	$101,455,566	$—	$—	$—	$(33,290,425)	$—	$95,434,853	4,186,257

Eventide Gilead Fund

Investments no longer affiliated as of June 30, 2022

							Net Increase/
						Dividends	Decrease in
	Market Value at	Share Balance at				Credited to	Appreciation	Realized Gains	Market Value at	Share Balance at
Description	June 30, 2021	June 30, 2021	Purchases	Sales Proceeds	Corporate Actions	Income	(Depreciation)	(Losses)	June 30, 2022	June 30, 2022
Vital Farms, Inc.	$58,882,000	2,950,000	$—	$(23,323,466)	$—	$—	$7,560,649	$(34,805,878)	$8,313,305	950,092
Total	$58,882,000	2,950,000	$—	$(23,323,466)	$—	$—	$7,560,649	$(34,805,878)	$8,313,305	950,092
	$86,151,712	3,129,406	$101,455,566	$(23,323,466)	$—	$—	$(25,729,776)	$(34,805,878)	$103,748,158	5,136,349

1.	Not affiliated June 30, 2021.

2.	Spin-Off.

3.	Warrant Issuance.

Eventide Healthcare & Life Sciences Fund

							Net Increase/
						Dividends	Decrease in
	Market Value at	Share Balance at				Credited to	Appreciation	Realized Gains	Market Value at	Share Balance at
Description	June 30, 2021	June 30, 2021	Purchases	Sales Proceeds	Corporate Actions	Income	(Depreciation)	(Losses)	June 30, 2022	June 30, 2022
Annexon, Inc. [1,3]	$36,264,848	1,611,055	$14,115,777	$(119,240)	$9,999,998	$—	$(46,259,110)	$(330,338)	$13,671,935	3,626,508
Casma	3,562,500	5,000,000	—	—	—	—	(1,377,500)	—	2,185,000	5,000,000
Therapeutics, Inc. Series B1
Casma Therapeutics, Inc. Series B2	3,562,500	5,000,000	—	—	—	—	(1,377,500)	—	2,185,000	5,000,000
Casma Therapeutics, Inc. Series C Tranche 1, 5.0000%, 4/28/23 [2]	—	—	837,390	—	—	—	(41,870)	—	795,520	830,000
Cogent Biosciences, Inc.	—	—	46,064,859	—	—	—	(107,959)	—	45,956,900	5,095,000
Essa Pharma, Inc. [1]	51,040,942	1,786,522	21,616,635	(8,157,236)	—	—	(56,808,642)	1,451,521	9,143,220	2,902,609
Freeline Therapeutics Ltd.[1]	10,247,419	1,257,352	6,556,294	—	—	—	(12,659,480)	—	4,144,233	4,721,696
Freeline Therapeutics Ltd. Series C	9,510,144	1,228,304	—	—	—	—	(8,485,966)	—	1,024,178	1,228,304
Goldfinch Series Biopharma, Inc. A	5,600,000	5,000,000	—	—	—	—	5,000	—	5,605,000	5,000,000
Goldfinch Biopharma, Inc. Series B [4]	9,491,525	8,474,576	5,000,000	—	(5,000,000)	—	8,475	—	9,500,000	8,474,576
Goldfinch Biopharma, Inc. Series B2 [4]	—	—	—	—	5,000,000	—	(250,000)	—	4,750,000	4,237,288
LEXEO Therapeutics Series B	—	—	14,999,999	—	—	—	(749,699)	—	14,250,300	8,718,446
Praxis Precision Medicines, Inc. [1,3]	22,509,096	1,231,351	19,784,069	(808,226)	—	—	(29,932,775)	(5,508,536)	6,043,628	2,466,787
Prometheus Biosciences, Inc.[1,3]	30,700,000	1,250,000	16,221,630	(25,613,313)	6,990,046	—	42,009,068	20,951,689	91,259,120	3,232,700
Prometheus Laboratories, Inc.	667,148	1,017,770	—	—	—	—	—	—	667,148	1,017,770
Sutro Biopharma, Inc.	44,076,425	2,370,975	5,631,148	—	—	—	(35,593,813)	—	14,113,760	2,708,975
VectivBio Holdings A.G. [1,3]	13,117,500	1,125,000	—	(19,131)	7,000,002	—	(7,446,153)	(21,380)	12,630,838	2,339,044
Zymeworks, Inc.	111,033,253	3,200,728	58,370,259	(32,353,202)	—	—	(75,260,609)	(33,274,641)	28,515,060	5,380,200
TOTAL	$351,383,300	39,553,633	$209,198,060	$(67,070,348)	$23,990,046	$—	$(234,328,533)	$(16,731,685)	$266,440,840	71,979,903

Eventide Healthcare & Life Sciences Fund

Investments no longer affiliated as of June 30, 2022

							Net Increase/
						Dividends	Decrease in
	Market Value at	Share Balance at				Credited to	Appreciation	Realized Gains	Market Value at	Share Balance at
Description	June 30, 2021	June 30, 2021	Purchases	Sales Proceeds	Corporate Actions	Income	(Depreciation)	(Losses)	June 30, 2022	June 30, 2022
89bio, Inc.	$21,263,620	1,137,092	$—	$(9,660,801)	$—	$—	$3,980,557	$(15,583,376)	$—	—
Annexon, Inc. Series D [3]	17,067,205	798,111	—	(9,999,999)	—	—	(7,067,206)	—	—	—
Cardiff Oncology, Inc.	23,779,296	3,575,834	—	(17,207,969)	—	—	13,546,413	(20,117,740)	—	—
Celldex Therapeutics, Inc.	70,521,884	2,108,908	29,810,113	(72,256,344)	—	—	(25,165,868)	36,066,287	38,976,072	1,445,700
Praxis Precision Medicines, Inc. Series C1 3	17,178,826	988,994	—	(12,000,000)	—	—	(5,178,834)	8	—	—
Prometheus Biosciences, Inc. Series D [3]	23,746,610	1,017,770	—	—	(6,990,046)	—	(16,756,564)	—	—	—
Prometheus Biosciences, Inc. Series D1 [3]	33,744,184	1,446,262	—	(12,307,692)	—	—	(21,436,492)	—	—	—
Trillium Therapeutics, Inc.[5]	92,247,000	9,510,000	—	(75,002,362)	(96,706,456)	—	3,381,975	76,079,843	—	—
VectivBio A.G. Series A-2 [3]	13,474,362	1,216,427	—	—	(7,000,002)	—	(6,474,360)	—	—	—
TOTAL	$313,022,987	21,799,398	$29,810,113	$(208,435,167)	$(110,696,504)	$—	$(61,170,379)	$76,445,022	$38,976,072	1,445,700

	$664,406,287	61,353,031	$239,008,173	$(275,505,515)	$(86,706,458)	$—	$(295,498,912)	$59,713,337	$305,416,912	73,425,603

1.	Not affiliated June 30, 2021.

2.	Conversion of convertible note to private investment.

3.	Reorganization of private investment to the publicly traded common stock.

4.	Spin-Off.

5.	Tender Offer.

(6)	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2022, the Eventide Dividend Opportunities Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund were invested in the following restricted securities:

Eventide Dividend Opportunities Fund
	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Vision Fund International, 2.6110%, 11/30/23	12/1/21	2,000,000	$2,000,000	$2,000,000	0.5%

Eventide Gilead Fund
	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Beta Bionic Series B	8/31/18	139,527	$20,000,031	$18,435,172	0.5%
Beta Bionic Series B2	6/27/19	48,872	7,400,000	6,457,272	0.2%
Beta Bionic Series C	2/16/22	71,900	9,999,867	7,599,916	0.2%
Beta Bionic Series C Warrant	2/16/22	17,975	—	1,899,799	0.1%
Peloton Therapeutics, Inc. - CVR	2/14/19	3,982,940	—	3,068,855	0.1%
Vision Fund International, 3.1500%, 12/15/25	12/16/21	5,000,000	5,000,000	5,000,000	0.1%
Vision Fund International, 2.6110%, 11/30/23	12/1/21	7,000,000	7,000,000	7,000,000	0.2%
Vision Fund International, 3.2230%, 12/15/26	12/16/21	5,000,000	5,000,000	5,000,000	0.1%
Vision Fund International, 4.7400%, 06/16/25	5/18/22	5,000,000	5,000,000	5,000,000	0.1%

Eventide Healthcare & Life Sciences Fund
	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Arch Oncology, Inc. Series C1	4/26/21	4,643,043	$5,952,381	$5,654,762	0.4%
Beta Bionic Series B	8/31/18	69,763	10,000,016	9,217,520	0.7%
Beta Bionic Series B2	6/27/19	59,439	9,000,000	7,853,449	0.6%
Beta Bionic Series C	2/16/22	35,950	4,999,933	3,799,958	0.3%
Beta Bionic Series C Warrant	2/16/22	8,987	—	949,847	0.1%
BioSplice Therapeutics	3/5/21	295,276	15,000,021	5,435,470	0.4%
Casma Therapeutics, Inc. Series B1	8/26/20	5,000,000	3,750,000	2,185,000	0.2%
Casma Therapeutics, Inc. Series B2	6/7/21	5,000,000	3,750,000	2,185,000	0.2%
Casma Therapeutics, Inc. Series C Tranche 1, 5.0000%, 4/28/23	4/29/22	830,000	837,390	795,520	0.1%
DiCE Molecules Series C2	7/20/21	321,365	3,333,332	4,738,206	0.4%
DiCE Molecules Series C1	8/20/21	307,516	4,149,967	4,534,016	0.3%
Flare Therapeutics, Inc. Series A	4/22/21	1,097,561	1,097,561	1,042,683	0.1%
Flare Therapeutics, Inc. Series A2	5/31/22	902,439	902,439	857,317	0.1%
Freeline Therapeutics Ltd. Series C	6/29/20	1,228,304	15,750,000	1,024,178	0.1%
Freenome Holdings, Inc. Series D	11/22/21	928,098	6,999,994	10,286,760	0.8%
Goldfinch Biopharma, Inc. Series A	3/15/19	5,000,000	5,000,000	5,605,000	0.4%
Goldfinch Biopharma, Inc. Series B	6/29/20	8,474,576	10,000,000	9,500,000	0.7%
Goldfinch Biopharma, Inc. Series B2	3/21/22	4,237,288	5,000,000	4,750,000	0.4%
Kojin Therapeutics, Inc. Series A-1	6/2/21	763,319	1,499,998	1,424,998	0.1%
Kojin Therapeutics, Inc. Series A-2	1/28/22	763,319	1,499,998	1,424,998	0.1%
Korro Bio, Inc. Series B1	11/8/21	3,831,418	10,000,001	9,500,001	0.7%
LEXEO Therapeutics Series B	8/10/21	8,718,446	14,999,999	14,250,300	1.1%
Metagenomi, LLC Series B	1/21/22	686,724	7,999,998	7,599,975	0.6%
Peloton Therapeutics, Inc. - CVR	2/14/19	1,528,871	—	1,177,995	0.1%
Prometheus Laboratories, Inc.	12/31/20	1,017,770	702,262	667,148	0.1%
Roivant Sciences Ltd. PIPE	5/1/21	700,000	7,000,000	2,706,550	0.2%
Shoreline Biosciences Series B	10/28/21	1,489,958	15,000,003	14,249,958	1.1%
Turnstone Biologics Inc. Series D	6/29/21	3,660,670	9,999,999	9,499,999	0.7%

Eventide Multi-Asset Income Fund
	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Vision Fund International, 3.7250%, 2/24/25	2/25/22	3,800,000	$3,800,000	$3,800,000	1.1%

(7)	PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

The Eventide Exponential Technology Fund invests primarily in equity and equity-related securities of companies in the technology sectors that derive or are expected to derive 50% or more of their revenue from technology products and services including, but not limited to, information technology, communications companies, internet and direct marketing retail services and Healthcare Technology and Devices Companies. Because of its focus on technology companies, the Eventide Exponential Technology Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Exponential Technology Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

(8)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(9)	MARKET RISK

Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to a Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

(10)	LINE OF CREDIT

Currently, the Eventide Funds have a $150,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year ended June 30, 2022, the Eventide Exponential Technologies Fund and the Eventide Limited-Term Bond Fund accessed the line of credit. Based only on the days borrowed, the average amount of borrowings outstanding was $288,667 and $10,995,000, respectively. As of June 30, 2022, the line of credit was used a total of four days for the Eventide Exponential Technologies Fund and one day for the Eventide Limited-Term Bond Fund. As of June 30, 2022, the interest expense for the Eventide Exponential Technologies Fund and the Eventide Limited-Term Bond Fund is $35 and $0, respectively. The average interest rate for the Eventide Exponential Technologies Fund and the Eventide Limited-Term Bond Fund during the year ended was 3.75% and 4.75%. As of June 30, 2022, the Eventide Exponential Technologies Fund and the Eventide Limited-Term Bond Fund had $0 and $0 in outstanding borrowings on the Uncommitted Line, respectively.

(11)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Charles Schwab & Co, Inc. Special Custody Account for the Exclusive Benefit of Customers held 88.56% of the Eventide Core Bond Fund. As of June 30, 2022, National Financial Services, LLC held 37.08% of the Eventide Dividend Opportunities Fund.

(12)	RECENT REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are currently evaluating the impact, if any, of this provision.

(13)	NEW ACCOUNTING PRONOUNCEMENT

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

(14)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than Arch Oncology had a Significant Adverse Event (SAE) in the trial it has been conducting for its sole asset that the advisor anticipates could lead to the company ending the trial and winding down the company. The investment for the Eventide Healthcare & Life Sciences Fund was a milestone-based tranche investment, and this SAE eliminates any further funding obligation by the Fund. On July 6, 2022, the advisor recommended reducing the valuation by 90%, based on the termination of the trial and an estimate of remaining cash and wind-down expenses.

Arch Oncology Series C Tranche 1:

Cost: $5,952,381.13

Per Share: $1.282

Fair Value method: 5% discount to cost

Fair Value: $5,654,762.07

Fair Value per share: $1.2179

Updated Fair Value placeholder recommendation method: 90% discount to current FV

Updated Fair Value placeholder recommendation: $565,476.21

Updated Fair Value placeholder recommendation per share: $0.1218

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund, and Eventide Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund, and Eventide Multi-Asset Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America. For Eventide Limited-Term Bond Fund, the financial highlights for the year ended October 31, 2017, were audited by other auditors, whose report dated December 20, 2017, expressed an unqualified opinion on such financial highlights.

Fund	Statements of Changes in Net Assets and Financial Highlights Presented
Eventide Core Bond Fund	The statements of changes in net assets and the financial highlights for the year ended June 30, 2022, and the period July 31, 2020 (commencement of operations) to June 30, 2021
Eventide Dividend Opportunities Fund

The statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the financial highlights for each of the years in the four-year period ended June 30, 2022 and for the period from September 29, 2017 (commencement of operations)

through June 30, 2018

Eventide Exponential Technologies Fund	The statements of changes in net assets and the financial highlights for the year ended June 30, 2022, and the period June 30, 2020 (commencement of operations) to June 30, 2021
Eventide Gilead Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the financial highlights for each of the years in the five-year period ended June 30, 2022

Eventide Healthcare & Life Sciences Fund	The statements of changes in net assets for each of the years in the two-year period ended June 30, 2022 and the financial highlights for each of the years in the five-year period ended June 30, 2022
Eventide Limited-Term Bond Fund

The statements of changes in net assets for each of the years in the two-

year period ended June 30, 2022 and the financial highlights for Class N and

Class C: each of the years in the three-year period ended June 30, 2022 and the period from December 14, 2018 commencement of operations through

June 30, 2019 and for Class A and Class I: each of the years in the three-

year period ended June 30, 2022 and the period from November 1, 2018 through June 30, 2019 and the year ended October 31, 2018

Eventide Multi-Asset Income Fund	The statements of changes in net assets for each of the years in the two- year period ended June 30, 2022 and the financial highlights for each of the years in the five-year period ended June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, issuers, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers, issuer and the transfer agent were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2022

Eventide Funds
Consideration and Renewal of Management Agreement (Unaudited)	June 30, 2022

Consideration and Renewal of Management Agreement between Mutual Fund Series Trust and Eventide Asset Management, LLC with respect to Eventide Gilead Fund, Eventide Healthcare and Life Sciences Fund, Eventide Multi-Asset Income Fund, Eventide Dividend Opportunities Fund, Eventide Limited Term Bond Fund, Eventide Exponential Technologies Fund, and Eventide Core Bond Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Eventide Agreement”) between the Trust and Eventide Asset Management, LLC (“Eventide”) with respect to Eventide Gilead Fund (“Eventide Gilead”), Eventide Healthcare and Life Sciences Fund (“Eventide HLS”), Eventide Multi-Asset Income Fund (“Eventide MAI”), Eventide Dividend Opportunities Fund (“Eventide DO”), Eventide Limited Term Bond Fund (“Eventide LTB”); Eventide Exponential Technologies Fund (“Eventide ET”), and Eventide Core Bond Fund (“Eventide CB”), each an Eventide Fund and together the “Eventide Funds”)

The Board examined Eventide’s responses to a series of questions regarding, among other things, its management services provided to the Eventide Funds, comparative fee and expense information, and profitability from managing the Eventide Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Eventide Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Eventide Agreement.

Nature, Extent and Quality of Services. The Board reviewed Eventide’s management team, noting that Eventide continued to invest in talented personnel and acquire additional human resources to support its teams. The Board acknowledged that Eventide’s ability to attract and retain qualified individuals with specific training and educational degrees was paramount to the Eventide Funds’ success. The Board noted that Eventide provided continuous portfolio management services to each Eventide Fund and that Eventide’s investment decision process relied heavily on research. The Board recognized that Eventide was effective in monitoring compliance with each Eventide Fund’s investment limitations and providing values-based screening services for each Eventide Fund through its proprietary screening system and third-party data. The Board discussed that the portfolio management team divided sector responsibilities among the portfolio managers and analysts to allow each analyst to focus on company specific risks and opportunities, as well as industry specific risks. The Board commented that the investment decision making process started with identifying companies that were positioned to participate in secular themes and then evaluating those companies to determine which met Eventide’s values-based screens. The Board noted that Eventide used different vendors to help verify that each Eventide Fund was meeting the values-based screening criteria outlined in the Funds’ prospectus. The Board remarked that Eventide used a third-party service to help ensure compliance with the Eventide Funds’ investment guidelines pre-trade and monitored compliance post-trade through an automated compliance script. The Board took notice of Eventide’s efforts to enhance its cybersecurity and acknowledged that Eventide had no material data security incidents since the management agreement’s last renewal. The Board noted that Eventide reported no regulatory examinations or investigation or any ongoing material litigation or administrative actions against it or its affiliates. The Board agreed that Eventide’s team members had demonstrated a strong, collaborative working relationship with the Trust. The Board concluded it expected Eventide to continue providing high quality service to each Eventide Fund and its shareholders.

Performance. The Board reviewed the performance of each Eventide Fund relative to its peer group and Morningstar category.

●	Eventide Gilead—The Board noted that Eventide Gilead had outperformed all benchmarks over the 3-year, 5-year and 10-year periods, though it underperformed all benchmarks with negative returns for the 1-year period in line with its peers. The Board observed that Eventide attributed the underperformance to the lack of exposure to the energy sector and Eventide Gilead’s selection in the information technology and healthcare sectors. The Board acknowledged that Eventide remained committed to Eventide Gilead’s long-term investment strategy.

●	Eventide HLS—The Board observed that Eventide HLS outperformed all benchmarks for the 5-year and since inception periods and outperformed the S&P Biotechnology Select Industry TR Index for the 1-year and 3-year periods but underperformed its peer group and Morningstar category over the 1-year and 3-year periods. The Board discussed Eventide’s explanation that the primary driver of Eventide HLS’s underperformance for the 1-year period was lack of exposure to large capitalization, pharma and biotech companies that did not meet Eventide’s values-based criteria.

●	Eventide MAI—The Board commented that Eventide MAI outperformed all benchmarks for the 3-year and 5-year periods and outperformed its peer group and Morningstar category over the 1-year and since inception periods. The Board noted that Eventide MAI slightly trailed but performed within range of a blended benchmark comprised of 50% Russell Mid Cap Value Index and 50% Bloomberg U.S. Intermediate Aggregate Bond Index over the 3-year and 5-year periods.

●	Eventide DO—The Board noted that Eventide DO had outperformed all benchmarks across all periods with strong positive returns.

●	Eventide LTB—The Board remarked that Eventide LTB outperformed its benchmarks over the 10-year period but trailed its benchmarks for all other periods with negative performance for the 1-year period. The Board noted that fixed income securities experienced elevated interest rate volatility because of heightened fears of inflation, changing fiscal and monetary policy, and a resurgence of COVID-19. The Board considered Eventide’s explanation that the portfolio managers were subject to Eventide’s values-based screening criteria which did not hamper its benchmarks.

●	Eventide ET—The Board recognized that Eventide ET had outperformed all of its benchmarks for the since inception period but underperformed all of its benchmarks for the 1-year period with negative returns. The Board discussed that Eventide attributed Eventide ET’s 1-year performance to the lack of exposure to mega capitalization technology companies.

●	Eventide CB—The Board discussed that Eventide CB had underperformed all benchmarks for the 1-year and since inception periods. The Board noted that fixed income securities experienced elevated interest rate volatility because of heightened inflation concerns, changing fiscal and monetary policy, and a resurgence of COVID-19. The Board considered Eventide’s explanation that the portfolio managers were subject to Eventide’s values-based screening criteria which did not hamper its benchmarks. The Board determined that Eventide should be afforded an opportunity to manage Eventide CB over a full market cycle.

After discussion, the Board concluded that the performance of each Eventide Fund was acceptable.

Fees and Expenses. The Board reviewed the management fee for each Eventide Fund, and the average fees charged by each Eventide Fund’s peer group and Morningstar category. The Board considered the soft dollar benefits received by Eventide, and the indirect benefits of Rule 12b-1 fees paid with respect to the distribution of the Eventide Funds. The Board concluded that the management fee for each Eventide Fund was not unreasonable.

●	Eventide Gilead—The Board observed that Eventide Gilead’s management fee and net expense ratio were above the averages and medians of its peer group and Morningstar category, but well below the highs of each. The Board considered the expertise and skill of Eventide Gilead’s portfolio management team, and that funds in its peer group did not have the same commitment (and corresponding dedication of resources) to socially responsible and values-based investing as Eventide Gilead. The Board noted that Eventide Gilead had breakpoints in its fee schedule.

●	Eventide HLS—The Board remarked that Eventide HLS’s management fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Eventide employed a highly differentiated values-based screening process to align Eventide HLS’s holdings with its stated objective and required investment personnel with specific training and educational degrees.

●	Eventide MAI—The Board discussed that Eventide MAI’s management fee and net expense ratio were slightly lower the averages of its peer group and well below the highs of its Morningstar category. The Board discussed the allocation of fees between Eventide and Eventide MAI’s sub-advisor relative to their respective duties and agreed that the fee allocation was appropriate.

●	Eventide DO—The Board commented that the management fee for Eventide DO was slightly lower than the median of the peer group and Morningstar category and that its net expense ratio was slightly lower than the average of its peer group.

●	Eventide LTB—The Board acknowledged that Eventide LTB’s management fee was lower than the averages and medians of its peer group and Morningstar category. The Board discussed that Eventide LTB’s net expense ratio was lower than the average of its peer group and in line with the average of its Morningstar category. The Board discussed the allocation of fees between Eventide and Eventide LTB’s sub-advisor relative to their respective duties and agreed that the fee allocation was appropriate.

●	Eventide ET—The Board commented that the management fee and net expense ratio for Eventide ET was higher than the median and averages of the peer group and Morningstar category, but below the highs of each.

●	Eventide CB—The Board observed that the management fee for Eventide CB was below the median management fee of the peer group and Morningstar category. The Board noted that Eventide CB’s net expense ratio was higher than, but within range of, the averages and medians of the peer group and Morningstar category and well below the highs of each. The Board discussed the allocation of fees between Eventide and Eventide CB’s sub-advisor relative to their respective duties and agreed that the fee allocation was appropriate.

Profitability. The Board discussed Eventide’s profitability from its relationship with each Eventide Fund based on the information that Eventide provided. The Board discussed that Eventide calculated its indirect expenses for each Eventide Fund based on the Fund’s percentage of Eventide’s gross revenue. The Board noted that Eventide earned only a slim profit managing Eventide LTB and Eventide CB. The Board therefore concluded that excessive profitability of Eventide with respect to either of Eventide LTB or Eventide CB was not an issue at this time.

The Board remarked that Eventide earned a profit, before distribution expenses, from managing each of the Eventide Funds, and that the profit margins varied considerably based on the size of the Eventide Fund. The Board discussed that these profits, in addition to a salary and bonus, were used to compensate owner personnel of

Eventide that provided services to the Eventide Funds. The Board recognized that Eventide’s net profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Eventide’s profit in connection with each Eventide Fund was not excessive.

Economies of Scale. The Board noted that Eventide Gilead had breakpoints in its management fee schedule, but that the other Eventide Funds did not. The Board discussed that each Eventide Fund had an expense cap and, that shareholders benefitted from economies of scale from being in a family of funds. The Board discussed the breakpoints on the fee schedule of the sub-advisor to Eventide MAI, Eventide LTB and Eventide CB and how such breakpoints could benefit Eventide. The Board agreed to revisit the issue of breakpoints at the Eventide Agreement’s next renewal.

Conclusion. Having requested and received such information from Eventide as the Board believed to be reasonably necessary to evaluate the terms of the Eventide Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Eventide Agreement was in the best interests of each Eventide Fund and its respective shareholders.

Eventide Funds
Consideration and Renewal of Sub-Advisory Agreement (Unaudited)	June 30, 2022

Consideration and Renewal of the Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management LLC with respect to Eventide Core Bond Fund, Eventide Long-Term Bond Fund and Eventide Multi Asset Income Fund

In connection with a meeting held on May 17 & 26, 2022 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Boyd Agreement”) between Eventide Asset Management, LLC (“Eventide”) and Boyd Watterson Asset Management LLC (“Boyd ”) with respect to Eventide Core Bond Fund (“Eventide CB”); Eventide Limited Term Bond Fund (“Eventide LTB”) and Eventide Multi-Asset Income Fund (“Eventide MAI”, and collectively, the “Eventide Funds”)

The Board examined Boyd ’s responses to a series of questions regarding, among other things, its sub-advisory services provided to the Eventide Funds, comparative fee and expense information, and profitability from sub-advising the Eventide Funds. The Board was assisted by legal counsel throughout the review process and relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Boyd Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to renewal of the Boyd Agreement.

Nature, Extent and Quality of Services. The Board noted that there were no recent departures or additions to Boyd’s key personnel servicing Eventide CB, Eventide MAI or Eventide LTB. The Board acknowledged the portfolio manager’s expertise and Eventide’s confidence in Boyd as the sub-advisor to Eventide CB and Eventide LTB and to Eventide MAI’s fixed income component of its portfolio. The Board observed that Boyd’s fixed income decision-making process began with an analysis of the factors influencing the macroeconomic environment to determine Boyd’s outlook on economic growth, interest rates, inflation, monetary and fiscal policy and the credit cycle. The Board noted that Boyd set risk levels for each strategy based on the macroeconomic analysis and assessed historical and relative sector valuation to construct model portfolios by which each strategy is managed. The Board discussed that quantitative and qualitative measures were applied to identify, measure and manage portfolio risk. The Board observed that Boyd engaged a comprehensive risk management system to ensure portfolios were properly constructed and that it built a number of risk controls into its credit assessment and buy/sell processes. The Board commented that Boyd used a proprietary information technology system to assure compliance with the investment limitations and adherence to the investment objectives of each strategy. The Board noted that Boyd selected broker-dealers on the basis of best execution and acknowledged that Boyd had reported no material compliance or litigation issues in the past year. The Board acknowledged that Boyd reported that its in-house staff was continuously monitoring and improving its cybersecurity systems and software and that there were no material data security incidents in the past year. The Board observed that Boyd noted no regulatory examinations or material litigation since the last renewal of the Boyd Agreements. After further discussion, the Board concluded that Boyd had the ability to continue providing high quality service to Eventide CB, Eventide LTB, Eventide MAI and their respective shareholders.

Performance. The Board reviewed the performance of each of Eventide CB, Eventide LTB and Eventide MAI relative to its peer group and Morningstar category.

Eventide CB—The Board discussed that Eventide CB had underperformed all benchmarks for the 1-year and since inception periods. The Board noted that fixed income securities experienced elevated interest rate volatility because of heightened inflation concerns, changing fiscal and monetary policy, and a resurgence of COVID-19. The Board considered the advisor’s explanation that while the portfolio managers were subject to Eventide’s values-based screening criteria, the peers and benchmark were not subject to such screens. The Board determined that Boyd should be afforded an opportunity to manage Eventide CB over a full market cycle.

Eventide LTB—The Board remarked that Eventide LTB outperformed its benchmarks over the 10- year period but trailed its benchmarks for all other periods with negative performance for the 1-year period. The Board noted that fixed income securities experienced elevated interest rate volatility because of heightened inflation concerns, changing fiscal and monetary policy, and a resurgence of COVID-19. The Board considered the advisor’s explanation that while the portfolio managers were subject to Eventide’s values-based screening criteria , the peers and benchmark were not subject to such screens. The Board agreed that performance was in line with objective and strategy of the Fund

Eventide MAI—The Board recalled that Boyd assumed the role of sub-advisor to the fixed income portion of Eventide MAI in May 2020 and noted that although Eventide MAI had positive returns for the 1-year period, the Boyd sleeve posted negative returns, slightly outperforming the benchmark over the same period.

Fees and Expenses. The Board discussed Boyd’s sub-advisory fee schedule for Eventide CB, Eventide LTB and Eventide MAI, including the levels at which breakpoints would reduce the fee. The Board reviewed the allocation of fees between Eventide and Boyd relative to their respective duties and other factors and agreed the allocations for Eventide CB, Eventide LTB and Eventide MAI were appropriate. They also considered the sub-advisory fee breakpoints, the benefit of which accrues to the Eventide. The Board concluded that the sub-advisory fees for Eventide CB, Eventide LTB and Eventide MAI were not unreasonable.

Profitability. The Board recognized that Boyd earned a modest profit from sub-advising each of Eventide CB, Eventide LTB and Eventide MAI. The Board determined that Boyd’s profits were not excessive.

Economies of Scale. The Board considered whether Boyd had realized economies of scale with respect to the sub-advisory services provided to any of Eventide CB, Eventide LTB or Eventide MAI. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of Eventide CB, Eventide LTB, and Eventide MAI, it was unlikely that Boyd was benefitting from any material economies of scale, but would be monitored alongside the advisor fees.

Conclusion. Having requested and received such information from Boyd as the Board believed to be reasonably necessary to evaluate the terms of the Boyd Agreements between the Eventide and Boyd, and as assisted by the advice of counsel, the Board concluded that renewal of the Boyd Agreement was in the best interests of Eventide CB, Eventide LTB, Eventide MAI and their shareholders.

Eventide Funds
Supplemental Information (Unaudited)	June 30, 2022

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of their portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2022, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Eventide Funds
Expense Examples (Unaudited)	June 30, 2022

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b- 1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example for Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each of Eventide Core Bond Fund, Eventide Dividend Opportunities Fund, Eventide Exponential Technologies Fund, Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Limited-Term Bond Fund and Eventide Multi-Asset Income Fund and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Funds’	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	1/1/22	6/30/22	Period[1]	6/30/22	Period
Eventide Core Bond Fund - Class N	0.78%	$1,000.00	$888.00	$3.65	$1,020.93	$3.91
Eventide Core Bond Fund – Class A	0.83%	1,000.00	887.20	3.88	1,020.68	4.16
Eventide Core Bond Fund – Class C	1.58%	1,000.00	885.40	7.39	1,016.96	7.90
Eventide Core Bond Fund – Class I	0.58%	1,000.00	889.90	2.72	1,021.92	2.91
Eventide Dividend Opportunities Fund - Class N	1.15%	1,000.00	764.90	5.03	1,019.09	5.76
Eventide Dividend Opportunities Fund – Class A	1.20%	1,000.00	764.70	5.25	1,018.84	6.01
Eventide Dividend Opportunities Fund – Class C	1.95%	1,000.00	761.60	8.52	1,015.12	9.74
Eventide Dividend Opportunities Fund – Class I	0.95%	1,000.00	765.30	4.16	1,020.08	4.76
Eventide Exponential Technologies Fund - Class N	1.63%	1,000.00	607.70	6.49	1,016.72	8.14
Eventide Exponential Technologies Fund – Class A	1.68%	1,000.00	608.20	6.70	1,016.47	8.39
Eventide Exponential Technologies Fund – Class C	2.43%	1,000.00	605.70	9.67	1,012.75	12.12
Eventide Exponential Technologies Fund – Class I	1.43%	1,000.00	608.40	5.69	1,017.72	7.14
Eventide Gilead Fund – Class N	1.31%	1,000.00	669.10	5.43	1,018.29	6.56
Eventide Gilead Fund – Class A	1.36%	1,000.00	668.90	5.64	1,018.04	6.82
Eventide Gilead Fund – Class C	2.11%	1,000.00	666.30	8.73	1,014.32	10.55
Eventide Gilead Fund – Class I	1.11%	1,000.00	669.70	4.61	1,019.28	5.57
Eventide Healthcare & Life Sciences Fund – Class N	1.50%	1,000.00	652.80	6.13	1,017.37	7.49
Eventide Healthcare & Life Sciences Fund – Class A	1.55%	1,000.00	652.70	6.34	1,017.12	7.74
Eventide Healthcare & Life Sciences Fund – Class C	2.30%	1,000.00	650.00	9.40	1,013.40	11.47
Eventide Healthcare & Life Sciences Fund – Class I	1.30%	1,000.00	653.30	5.32	1,018.36	6.49
Eventide Limited-Term Bond Fund – Class N	0.75%	1,000.00	945.20	3.63	1,021.07	3.77
Eventide Limited-Term Bond Fund – Class A	0.80%	1,000.00	946.00	3.86	1,020.83	4.01
Eventide Limited-Term Bond Fund – Class C	1.55%	1,000.00	941.20	7.46	1,017.11	7.75
Eventide Limited-Term Bond Fund – Class I	0.55%	1,000.00	946.50	2.65	1,022.07	2.76
Eventide Multi-Asset Income Fund – Class N	1.02%	1,000.00	842.30	4.66	1,019.74	5.11
Eventide Multi-Asset Income Fund – Class A	1.07%	1,000.00	841.70	4.89	1,019.49	5.36
Eventide Multi-Asset Income Fund – Class C	1.82%	1,000.00	838.90	8.30	1,015.77	9.10
Eventide Multi-Asset Income Fund – Class I	0.82%	1,000.00	843.20	3.75	1,020.73	4.11

1.	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Eventide Funds
Additional Information (Unaudited)	June 30, 2022

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at https://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-771-3836.

Information regarding how each Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the SEC’s website at https://www.sec.gov.

Eventide Funds
Independent Trustees (Unaudited)	June 30, 2022

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex[2]	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

Eventide Funds
Interested Trustee[3] and Officers (Unaudited)	June 30, 2022

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex[2]	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012- 3/2022	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Eventide Funds
Interested Trustee[3] and Officers (Unaudited) (Continued)	June 30, 2022

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex[2]	Other Directorships Held During Past 5 Years
Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

3.	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the manager to certain series of the Trust.

Additional information about the Trustees can be found in the Funds’ Statement of Additional Information, which is available, without charge, upon request by calling 1-877-771-2836.

Privacy Notice
Mutual Fund Series Trust Revised July 2017	1 of 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?

For our everyday business purposes such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share

For our affiliates to market to you	NO	We don’t share

For non-affiliates to market to you	NO	We don’t share

Privacy Notice
Mutual Fund Series Trust Revised July 2017	2 of 2

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS?	Call 1-866-447-4228

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 4210
Boston, MA 02110

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Drive.
Suite 302
Milwaukee, WI 53212

ETF-AR22

(b)        Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Eventide Gilead Fund	30,000	30,000
Eventide Dividend Opportunities Fund	11,000	11,000
Eventide Healthcare & Life Sciences Fund	20,000	20,000
Eventide Limited Term Bond Fund	15,000	15,000
Eventide Multi-Asset Income Fund	15,000	15,000
Eventide Core Bond Fund	12,250	12,250
Eventide Exponential Technologies Fund	10,250	10,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Eventide Gilead Fund	2,000	2,000
Eventide Dividend Opportunities Fund	2,000	2,000
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Limited Term Bond Fund	2,000	2,000
Eventide Multi-Asset Income Fund	2,000	2,000
Eventide Core Bond Fund	2,500	2,500
Eventide Exponential Technologies Fund	2,500	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2022 and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2022 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable. The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in

Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover__________
Principal Executive Officer/President
Date: October 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover__________
Principal Executive Officer/President
Date: October 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: October 24, 2022